UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06303
                                                     ---------------------

                   Nuveen Quality Income Municipal Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2006
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                  ANNUAL REPORT October 31, 2006

                    Nuveen Investments
                    Municipal Closed-End Funds

NUVEEN INVESTMENT
QUALITY MUNICIPAL
       FUND, INC.
              NQM

    NUVEEN SELECT
QUALITY MUNICIPAL
       FUND, INC.
              NQS

   NUVEEN QUALITY
 INCOME MUNICIPAL
       FUND, INC.
              NQU

   NUVEEN PREMIER
 MUNICIPAL INCOME
       FUND, INC.
              NPF

 NUVEEN MUNICIPAL
      HIGH INCOME
 OPPORTUNITY FUND
              NMZ

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DEPENDABLE,
TAX-FREE INCOME BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.(R)

LOGO: NUVEEN Investments

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

Photo: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


     Chairman's
          LETTER TO SHAREHOLDERS


     Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

     For some time, I've used these letters to remind you that municipal bonds can be an important building block in a well balanced investment portfolio. In addition to providing attractive tax-free monthly income, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification. Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. For more information about this important investment strategy, I encourage you to contact your personal financial advisor.


"IN ADDITION TO PROVIDING ATTRACTIVE TAX-FREE MONTHLY INCOME, A MUNICIPAL BOND INVESTMENT LIKE YOUR FUND MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION."


     We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the Internet. The inside front cover of this report contains information on how you can sign up.

     We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

     Sincerely,

     /s/ Timothy R. Schwertfeger

     Timothy R. Schwertfeger
     Chairman of the Board

     December 15, 2006

Nuveen Investments Municipal Closed-End Funds
NQM, NQS, NQU, NPF, NMZ


Portfolio Managers'
        COMMENTS

Portfolio managers Paul Brennan, Tom Spalding, and John Miller discuss U.S. economic and municipal market conditions, key investment strategies, and the annual performance of these five national Funds. With 17 years of investment experience, Paul assumed portfolio management responsibility for NQM and NPF in July 2006. A 30-year veteran of Nuveen, Tom has managed NQS and NQU since 2003. John, who has 13 years of municipal market experience, has managed NMZ since its inception in 2003.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED OCTOBER 31, 2006?

In response to market concerns about oil prices, inflation, and the actions of the Federal Reserve over the past 12 months, bond yields exhibited some volatility during this reporting period, with longer-term rates hitting a peak in June 2006 before falling sharply for the remainder of the period. For the period as a whole, interest rates at the shorter end of the yield curve generally continued to rise, while longer rates ended the period close to where they began it or even declined. As short-term rates approached and exceeded the levels of long-term rates, the taxable yield curve became increasingly flat and subsequently inverted. Consequently, bonds with longer durations1 generally outperformed those with shorter durations during this period.

Between November 1, 2005 and October 31, 2006, the Federal Reserve announced six increases of 0.25% each in the fed funds rate before pausing to leave monetary policy unchanged at the August-October 2006 sessions of its Open Market Committee. The increases raised the short-term target by 150 basis points, from 3.75% to 5.25%, its highest level since March 2001. During this same period, the yield on the benchmark 10-year U.S. Treasury note rose just four basis points to end October 2006 at 4.60%. In contrast, in the municipal market, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, fell to 4.78% at the end of October 2006, a decline of 43 basis points from the end of October 2005.

Economic growth over the past year reflected the fluctuations in interest rates, energy prices, and the effects of a softening housing market. After expanding at a rate of 1.8% in the fourth quarter of 2005, the U.S. gross domestic product
(GDP) rebounded sharply with a 5.6% gain in the first quarter of 2006 before moderating to a pace of 2.6% in the second quarter of 2006 (all GDP numbers annualized). In the third quarter of 2006, the rate of GDP growth slowed to 2.2%, largely as the result of an 18% slump in residential investment, the largest decrease in 15 years. Despite the recent slowdown in economic


1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

growth, the markets continued to keep a close eye on inflation trends. While declining energy prices contributed to a benign 1.3% year-over-year increase in the Consumer Price Index as of October 2006, the core rate (which excludes food and energy prices) rose 2.7% for the same period. In general, the jobs picture remained positive, with national unemployment at 4.4% in October 2006, down from 4.9% in October 2005, the lowest level since May 2001.

Over the 12 months ended October 2006, municipal bond issuance nationwide totaled $367.1 billion, down 8% from the previous 12 months. This total reflected the general decrease in the issuance of municipal paper during 2006. After reaching record levels in calendar year 2005, municipal issuance declined during the first 10 months of 2006, with $295.1 billion in new securities coming to market, off 12.5% from the same period in 2005. A major factor in 2006's drop was the sharp reduction in pre-refunding volume, which fell almost 50% from last year's levels. Overall, demand for municipal bonds, especially those offering higher yields, continued to be strong and broad-based, with retail investors, institutional investors such as hedge funds and arbitragers, and foreign participants all taking part in the market.


WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING
PERIOD?

As the yield curve flattened over this 12-month period, we continued to emphasize careful management of the Funds'underlying portfolios in line with our established targets. This included pursuing a disciplined approach to duration management and yield curve positioning. While the areas of the yield curve we targeted varied according to the differing duration needs of the Funds, in general we were buying attractively priced bonds with premium coupons2 maturing in 15 to 20 years in NQM and NPF, 20 to 30 years in NQS and NQU, and 25 to 30 years in NMZ.

We also broadened the scope of our investment performance strategies to emphasize bonds that would not only help us maintain the Funds' durations within a preferred strategic range but also provide greater income-generating potential, such as those with different types of coupon structures. We added inverse floaters to NQU, NPF and NMZ during this period which added duration to our portfolios. (Inverse floaters are bonds with coupons structured to move in the opposite direction of interest rates. For example, if market interest rates decline, the interest rate earned by the inverse floater will rise. An inverse floater increases the market rate risk and modified duration of the investment.)


2 Premium coupon bonds are credits that, at the time of purchase, are trading above their par values because their coupons are higher than current coupon levels. Historically, these bonds have held their value better than current coupon bonds when interest rates rise.

Since late 2004, we have also used hedging strategies, including interest rate swap agreements, in funds where we believed this would help support our overall investment performance strategies, especially our income strategies and our duration (interest rate risk) objectives. As discussed in previous shareholder reports, the goal of these hedging strategies is to help us manage the funds' durations (and price sensitivity) within a preferred range without having a negative impact on their income streams or common share dividends over the short term. In line with this objective, we deployed these strategies in NPF during this reporting period.

Although issuance nationwide declined during this period, the reduction in issuance did not have a major impact on the implementation of this or other strategies we had planned for these Funds. Much of the new issuance was highly rated and/or insured, and the majority of our new purchases in NQS and NQU, were higher-rated credits, while we increased our BBB holdings in both NQM and NPF. The new BBB investments were concentrated in health care, tobacco and Industrial Development Revenue Bonds. In NMZ, which was established as a high-yield Fund that can invest up to 50% of its portfolio in subinvestment-grade quality municipal credits, one of our top priorities during this period was individual credit selection, which we believe is critical in this segment of the market. In keeping with the Fund's investment guidelines, our purchase activity generally focused on lower-rated bonds, using the bottom-up credit selection approach that we consider the best way to manage high-yield municipal investments.

NQM, NQS, NQU, and NPF also continued to emphasize maintaining their weightings of lower-quality bonds. However, as credit spreads continued to narrow over this period and municipal issuance tightened, we generally found fewer attractively structured lower-rated credit opportunities in the market. This was especially true during the second half of this reporting period. Overall, these Funds continued to have good exposure to the lower-rated credit categories.

From a sector perspective, we added some uninsured health care names to NQS, NQU, NQM and NPF primarily dominant providers with strong management and operating histories, with some purchase activity in NQM and NPF focused on the essential services sectors. In NMZ, our preferred areas of the market during this period included airlines, industrial development revenue bonds, electric co-generation facilities, hospitals, and multifamily housing.

We also continued to keep the Funds well diversified geographically, looking to states with stronger issuance, including California, Texas, New York, and Florida, to find more attractive offerings as municipal issuance declined. NQM and NPF also purchased paper issued in specialty states, such as California, New York, and Ohio, that have relatively higher income tax levels. Municipal bonds issued in these specialty states are generally in great demand by in-state individual investors, which helps to support their value. These bonds also provide additional liquidity, making it easier for us to execute trades as part of implementing our strategies. In NMZ, we were buying bonds in both non-specialty states, including Illinois, Oklahoma, and Nebraska, as well as specialty states such as New York, Pennsylvania, Maryland, and Massachusetts when we found attractively priced opportunities.

In NQS and NQU, most of the cash we redeployed during this period came from called bond holdings, although we also trimmed some of our exposure to pre-refunded bonds to generate cash for new purchases. NQM and NPF were selling holdings with shorter durations, including pre-refunded bonds, as well as bonds with less attractive call features and credits producing lower tax-exempt income streams as part of our yield curve and income strategies. In NMZ, we also sold credits with shorter durations, including bonds with short call dates and those with sinking fund payments. In all of these Funds, part or all of the proceeds were reinvested out longer on the yield curve, which enabled us to maintain the Funds' durations within our preferred strategic range and contributed to their performances during this period.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE*

For periods ended 10/31/06

                        1-YEAR                  5-YEAR                   10-YEAR
--------------------------------------------------------------------------------
NQM                      8.09%                   6.63%                     6.65%
--------------------------------------------------------------------------------
NQS                      6.94%                   6.89%                     6.93%
--------------------------------------------------------------------------------
NQU                      7.07%                   6.62%                     6.59%
--------------------------------------------------------------------------------
NPF                      8.20%                   6.54%                     6.57%
--------------------------------------------------------------------------------
Lehman Brothers
Municipal
Bond Index3              5.75%                   5.05%                     5.85%
--------------------------------------------------------------------------------
Lipper General
Leveraged
Municipal Debt
Funds Average4           8.42%                   7.00%                     6.63%
--------------------------------------------------------------------------------
NMZ                     11.34%                     NA                         NA
--------------------------------------------------------------------------------
Lehman Brothers
High-Yield Municipal
Bond Index3             11.87%                     --                         --
--------------------------------------------------------------------------------
Lipper High-Yield
Municipal Debt
Funds Average4          10.21%                     --                         --
--------------------------------------------------------------------------------

*Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.


For the 12 months ended October 31, 2006, the total returns on net asset value
(NAV) for NQM, NQS, NQU, and NPF exceeded the return on the Lehman Brothers Municipal Bond Index. NPF and NQM also slightly trailed their Lipper peer group for this period, while NQS and NQU trailed the peer group average. NMZ underperformed the Lehman Brothers High-Yield Municipal Bond Index and outperformed the Lipper High-Yield peer group for the period. In comparing NMZ with the Lehman High-Yield Municipal Bond Index, it is important to note that the index is composed of 100% high-yield bonds, while NMZ comprises a maximum of 50% subinvestment-grade bonds offering high yields, with the remainder invested in investment-grade credits. This difference can be an important factor in NMZ's performance relative to the index, especially during periods when the high-yield market outperforms the municipal market as a whole, as was the case during the 12 months ended October 31, 2006.


3 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. The Lehman Brothers High-Yield Municipal Bond Index is an unleveraged, unmanaged national index comprising municipal bonds rated below investment grade (i.e., below Baa by Moody's Investors Service and below BBB by Standard & Poor's or Fitch Ratings). Results for the Lehman indexes do not reflect any expenses.

4 The Lipper General Leveraged Municipal Debt Funds category average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 56; 5 years, 45; and 10 years, 39. Fund and Lipper returns assume reinvestment of dividends. The Lipper High-Yield Municipal Debt Funds category average is calculated using the returns of all 15 closed-end funds in this category for the one-year period. Fund and Lipper returns assume reinvestment of dividends.

Factors that influenced the Funds' returns during this period included yield curve positioning and duration management, individual credit selection, holdings of zero coupon bonds, allocations to lower-rated credits, the use of financial leverage, and advance refunding activity.5

As longer rates declined and the yield curve flattened over the course of this period, yield curve and duration positioning played an important role in the performance of these Funds. Overall, bonds in the Lehman Brothers Municipal Bond Index with maturities between one and four years were the most adversely impacted by changes in the interest rate environment over this period, as rates in that part of the curve rose. As a result, these bonds generally underperformed longer bonds, with issues having maturities between 17 and 22 years and those with maturities 22 years and longer achieving the best returns for the period. Yield curve positioning, or exposure to those parts of the yield curve that performed best during this period, helped the Funds' performances. In general, NQS and NQU were not as well positioned as the other Funds in this report, with relatively more exposure to the shorter end of the yield curve, which hindered their performance. We continued to work to strengthen the yield curve positioning of all of these Funds.

As previously mentioned, during this period the Funds generally increased their exposure to zero coupon bonds, discount coupon bonds, and inverse floaters, which generally had a positive impact on the Funds' performances for this period. Zero coupon bonds, for example, typically have very long durations and tend to be very sensitive to changes in interest rates. With rates at the long end of the curve declining throughout much of this 12-month period, zero coupon bonds in the Lehman Brothers Municipal Bond Index performed very well, exceeding the return for the general municipal market by almost 500 basis points.

With bonds rated BBB or lower and non-rated bonds generally outperforming other credit quality sectors during this period, these Funds also benefited from their allocations of lower-quality credits. The performance of this sector was largely the result of investor demand for the higher yields typically associated with lower-quality bonds, which drove up their value and caused credit spreads to tighten. As of October 31, 2006, allocations of bonds rated BBB and lower and non-rated bonds accounted for 13% of NQM and NQU, and 16% of NQS and NPF. In addition to its 15% holding of bonds rated BBB, NMZ held


5 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

20% in bonds rated BB or lower (subinvestment-grade) and 36% in non-rated bonds, some of which Nuveen has determined to be of investment-grade quality. Overall, conditions in the high-yield market were very positive during this period due to both fundamental (e.g., low incidence of credit defaults; stable economic environment supportive of credit quality, especially in the municipal market) and technical factors (e.g., increased demand for high-yield paper, less issuance). All of this benefited the performance of NMZ's holdings of high-yield credits during this period.

Among the lower-rated holdings making positive contributions to the Funds' total returns for this period were industrial development and resource recovery bonds and health care (including hospitals) credits, which ranked as the top performing revenue sectors in the Lehman Brothers Municipal Bond Index. Two of the top-performing hospital bonds in our portfolios during this period were those issued for West Penn Allegheny Health System in Pennsylvania (in NMZ) and Knox County hospital revenue bonds issued for Baptist Health System of East Tennessee (in NQM, NQS, NQU, and NMZ), which is a potential acquisition candidate by a local for-profit hospital system.

NMZ also had exposure to subinvestment-grade American and Continental airline bonds, which posted double-digit returns during this period due to reduced fuel costs, recovery in passenger traffic, and improved competitive positions resulting from cost-cutting measures. NQS and NQU also held some airline credits that performed well during this period. Bonds backed by the 1998 master tobacco settlement agreement, which are generally rated BBB, also contributed to the Funds' performances. These bonds comprised approximately 4% to 5% of the portfolios of these five Funds as of October 31, 2006.

Another factor in the annual performance of these Funds, especially relative to that of the unleveraged Lehman Brothers Municipal Bond Index, was the use of financial leverage. While leveraging can add volatility to a Fund's NAV and share price, this strategy can also provide opportunities for additional income and total return for common shareholders. Over this 12-month reporting period, the Funds' performances were positively impacted by the leveraging strategy, although not to the extent we have seen in past years. Over the long term, we firmly believe that the use of financial leverage should continue to work to the benefit of these Funds. This is demonstrated by the total return performances--both absolute and relative to the Lehman Brothers

Municipal Bond Index--of NQM, NQS, NQU, and NPF over the 5-year and 10-year periods ended October 31, 2006.

We also continued to see positive contributions from advance refunding activity, which benefited these Funds through price appreciation and enhanced credit quality. In NMZ, one of the larger positions pre-refunded during this period was the Fund's holding of bonds issued for Pocahontas Parkway Association in Virginia.

While advance refundings generally enhanced performance for this 12-month period, the Funds' holdings of older, previously pre-refunded bonds tended to underperform the general municipal market, due primarily to their shorter effective maturities. Among the Funds in this report, NQS and NQU had the largest allocations of pre-refunded bonds going into this period.


HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF OCTOBER 31, 2006?

Maintaining strong credit quality remained an important requirement. As of October 31, 2006, NQM, NQS, NQU, and NPF continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 70% in NPF and 78% in NQM to 80% in NQS and 84% in NQU. As noted, NMZ held 20% of its portfolio in securities rated BB or lower and 36% in non-rated securities (some of which we deemed to be investment-grade quality) as of October 31, 2006. The remaining 44% of NMZ's portfolio was invested in investment-grade quality securities, including an 18% allocation to bonds rated AAA/U.S. guaranteed and AA.

At the end of October 2006, potential call exposure for the period November 2006 through the end of 2007 ranged from 2% in NPF to 7% in NQU, 8% in NQM, and 9% in NMZ to 15% in NQS. The number of actual bond calls in all of these Funds depends largely on future market interest rates.

Dividend and Share Price
       INFORMATION


As previously noted, these five Funds use leverage to potentially enhance opportunities for additional income for common shareholders. The benefits of leveraging are tied in part to the short-term rates that leveraged Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, these Funds generally pay lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. Conversely, when short-term interest rates rise, as they did during this reporting period, the Funds' borrowing costs also rise, impacting their income streams and reducing the extent of the benefits of leveraging. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured, were called, or were sold were reinvested then into bonds currently available in the market, which generally offered lower yields. These factors resulted in two monthly dividend reductions in NQM, NQS, NQU, and NMZ and three in NPF over the 12-month period ended October 31, 2006. (Our greater emphasis on income strategies in NPF over the last part of this reporting period was rewarded, as the Fund announced a dividend increase effective December 2006.)

Due to capital gains generated by normal portfolio activity such as sales of appreciated securities and bond calls, common shareholders of NQM received a long-term capital gains distribution of $0.1434 per share and a net ordinary income distribution of $0.0019 at the end of December 2005. These distributions had a slight negative impact on the Fund's earning power per common share and were a minor factor in the common share dividend reductions noted above.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2006, all of the Funds in this report, except NPF had positive UNII balances for both financial statement and tax purposes. NPF had a negative UNII balance for financial statement purposes and a positive UNII balance for tax purposes.

At the end of the reporting period, the Funds' share prices were trading at premiums or discounts to their NAVs as shown in the accompanying chart:


                            10/31/06                   12-MONTH AVERAGE
                    PREMIUM/DISCOUNT                   PREMIUM/DISCOUNT
--------------------------------------------------------------------------------
NQM                           -0.70%                             -3.99%
--------------------------------------------------------------------------------
NQS                           -0.96%                             -1.50%
--------------------------------------------------------------------------------
NQU                           -4.91%                             -4.23%
--------------------------------------------------------------------------------
NPF                          -11.31%                            -10.61%
--------------------------------------------------------------------------------
NMZ                           +7.81%                              6.89%
--------------------------------------------------------------------------------

Nuveen Investment Quality Municipal Fund, Inc.
NQM

Performance
      OVERVIEW  As of October 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              70%
AA                                8%
A                                 9%
BBB                              11%
N/R                               2%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Nov                           0.0735
Dec                           0.0735
Jan                           0.0735
Feb                           0.0735
Mar                             0.07
Apr                             0.07
May                             0.07
Jun                           0.0675
Jul                           0.0675
Aug                           0.0675
Sep                           0.0675
Oct                           0.0675

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/01/05                      14.46
                              14.49
                              14.42
                              14.43
                              14.5
                              14.44
                              14.4
                              14.19
                              14.15
                              14.06
                              14.03
                              14.14
                              14.07
                              14.02
                              14.08
                              14.08
                              14.01
                              14.03
                              14.21
                              14.19
                              14.17
                              14.26
                              14.28
                              14.17
                              14.21
                              14.29
                              14.33
                              14.34
                              14.31
                              14.14
                              14.01
                              14
                              13.99
                              14.03
                              14.02
                              13.98
                              14.06
                              14.23
                              14.33
                              14.28
                              14.4
                              14.6
                              14.6
                              14.6
                              14.79
                              15
                              14.92
                              14.89
                              14.88
                              14.94
                              14.98
                              14.95
                              14.88
                              14.98
                              15.05
                              15.0699
                              15.08
                              15.15
                              15.07
                              15.08
                              15.1
                              15.06
                              15.12
                              15.03
                              15
                              14.96
                              14.95
                              15.07
                              15
                              15.01
                              15.09
                              15.0499
                              15.03
                              15.08
                              15.09
                              15.1
                              15.07
                              15.19
                              15.18
                              15.19
                              15.28
                              15.3
                              15.3
                              15.12
                              14.98
                              14.83
                              14.72
                              14.83
                              14.96
                              14.96
                              14.97
                              15.03
                              15.1
                              15.19
                              15.27
                              15.32
                              15.35
                              15.42
                              15.48
                              15.32
                              15.27
                              15.21
                              15.33
                              15.2
                              15.16
                              15.23
                              15.25
                              15.11
                              15.13
                              15.06
                              15
                              14.92
                              14.9
                              14.87
                              14.7
                              14.73
                              14.73
                              14.68
                              14.7
                              14.68
                              14.69
                              14.73
                              14.7
                              14.71
                              14.71
                              14.73
                              14.73
                              14.72
                              14.6701
                              14.64
                              14.73
                              14.77
                              14.8
                              14.68
                              14.68
                              14.69
                              14.72
                              14.66
                              14.64
                              14.63
                              14.63
                              14.6
                              14.62
                              14.56
                              14.66
                              14.63
                              14.65
                              14.8
                              14.79
                              14.7
                              14.65
                              14.68
                              14.69
                              14.64
                              14.58
                              14.44
                              14.32
                              14.25
                              14.31
                              14.25
                              14.1
                              14.11
                              14.05
                              14.02
                              14.04
                              14.13
                              14.07
                              14.08
                              14.15
                              14.25
                              14.27
                              14.23
                              14.3
                              14.28
                              14.29
                              14.3
                              14.3
                              14.3
                              14.3
                              14.27
                              14.37
                              14.38
                              14.48
                              14.56
                              14.63
                              14.57
                              14.6
                              14.8
                              14.98
                              14.99
                              14.94
                              14.91
                              14.99
                              14.92
                              14.93
                              14.96
                              14.98
                              14.86
                              14.86
                              14.89
                              14.91
                              14.92
                              14.92
                              14.93
                              14.95
                              14.92
                              15.05
                              15.07
                              15.06
                              15.07
                              15.09
                              15.1
                              15.08
                              15.07
                              15.05
                              15.02
                              15.07
                              15.04
                              15
                              15.04
                              15.05
                              15.12
                              15.05
                              15.08
                              15.05
                              15.04
                              15.06
                              15.17
                              15.24
                              15.29
                              15.26
                              15.3499
                              15.3499
                              15.34
                              15.38
                              15.46
                              15.37
                              15.3639
                              15.38
                              15.51
                              15.36
                              15.48
                              15.38
                              15.37
                              15.37
                              15.55
                              15.55
                              15.49
                              15.54
                              15.58
                              15.55
                              15.6
                              15.59
                              15.59
10/31/06                      15.6

FUND SNAPSHOT
------------------------------------
Common Share Price            $15.60
------------------------------------
Common Share Net Asset Value  $15.71
------------------------------------
Premium/(Discount) to NAV     -0.70%
------------------------------------
Market Yield                   5.19%
------------------------------------
Taxable-Equivalent Yield1      7.21%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $561,471
------------------------------------
Average Effective Maturity on
Securities (Years)             14.83
------------------------------------
Leverage-Adjusted Duration      8.69
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/21/90)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         15.33%         8.09%
------------------------------------
5-Year          8.01%         6.63%
------------------------------------
10-Year         7.20%         6.65%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
California                     14.1%
------------------------------------
New York                       11.9%
------------------------------------
Texas                           9.2%
------------------------------------
Illinois                        5.8%
------------------------------------
Washington                      5.7%
------------------------------------
Minnesota                       4.9%
------------------------------------
District of Columbia            4.1%
------------------------------------
Rhode Island                    3.6%
------------------------------------
Colorado                        3.3%
------------------------------------
Nevada                          3.3%
------------------------------------
Georgia                         3.0%
------------------------------------
Michigan                        2.4%
------------------------------------
Louisiana                       2.3%
------------------------------------
Wisconsin                       2.2%
------------------------------------
Massachusetts                   2.2%
------------------------------------
Indiana                         2.1%
------------------------------------
South Carolina                  1.6%
------------------------------------
Arkansas                        1.6%
------------------------------------
Alaska                          1.5%
------------------------------------
Florida                         1.4%
------------------------------------
Other                          13.8%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                26.6%
------------------------------------
Health Care                    12.9%
------------------------------------
Tax Obligation/Limited         12.6%
------------------------------------
Transportation                 11.4%
------------------------------------
Tax Obligation/General         11.2%
------------------------------------
Water and Sewer                 6.4%
------------------------------------
Education and Civic
  Organizations                 4.2%
------------------------------------
Other                          14.7%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.1453 per share.

Nuveen Select Quality Municipal Fund, Inc.
NQS

Performance
      OVERVIEW As of October 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              76%
AA                                4%
A                                 4%
BBB                              13%
BB or Lower                       2%
N/R                               1%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Nov                            0.077
Dec                            0.077
Jan                            0.077
Feb                            0.077
Mar                            0.073
Apr                            0.073
May                            0.073
Jun                           0.0705
Jul                           0.0705
Aug                           0.0705
Sep                           0.0705
Oct                           0.0705

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/01/05                      14.96
                              14.87
                              14.85
                              14.82
                              14.8
                              14.82
                              14.85
                              14.61
                              14.61
                              14.55
                              14.46
                              14.45
                              14.47
                              14.47
                              14.56
                              14.47
                              14.49
                              14.5
                              14.6
                              14.56
                              14.56
                              14.63
                              14.64
                              14.74
                              14.69
                              14.72
                              14.66
                              14.75
                              14.611
                              14.46
                              14.38
                              14.54
                              14.6
                              14.54
                              14.55
                              14.58
                              14.6
                              14.7799
                              14.79
                              14.89
                              15.1
                              15.31
                              15.31
                              15.35
                              15.3
                              15.4
                              15.45
                              15.47
                              15.5
                              15.5
                              15.45
                              15.36
                              15.45
                              15.44
                              15.43
                              15.4899
                              15.48
                              15.44
                              15.48
                              15.49
                              15.48
                              15.7
                              15.64
                              15.66
                              15.51
                              15.35
                              15.33
                              15.35
                              15.41
                              15.6
                              15.5601
                              15.4501
                              15.5
                              15.51
                              15.6
                              15.53
                              15.39
                              15.48
                              15.64
                              15.73
                              15.66
                              15.57
                              15.61
                              15.52
                              15.4
                              15.57
                              15.3001
                              15.29
                              15.24
                              15.39
                              15.55
                              15.49
                              15.44
                              15.63
                              15.52
                              15.52
                              15.41
                              15.44
                              15.43
                              15.44
                              15.44
                              15.51
                              15.5199
                              15.51
                              15.47
                              15.5
                              15.43
                              15.41
                              15.25
                              15.05
                              14.99
                              14.89
                              14.7
                              14.66
                              14.64
                              14.91
                              14.94
                              14.92
                              14.89
                              14.86
                              14.89
                              14.85
                              14.9
                              15.05
                              15.05
                              15.05
                              15.16
                              15.04
                              15.06
                              14.99
                              15.03
                              15.02
                              14.96
                              14.85
                              14.91
                              15.07
                              15.07
                              15.03
                              15.09
                              15.05
                              14.9
                              14.75
                              14.84
                              14.82
                              14.95
                              14.9
                              14.8799
                              15.03
                              15.14
                              15.46
                              15.08
                              15.09
                              14.95
                              15.01
                              15
                              14.91
                              14.98
                              14.96
                              14.95
                              14.97
                              15.01
                              14.81
                              14.74
                              14.79
                              14.76
                              14.72
                              14.69
                              14.8
                              14.95
                              15.05
                              15.1
                              14.95
                              15.05
                              15.02
                              15
                              14.9
                              14.89
                              14.86
                              14.9
                              14.81
                              14.85
                              14.9
                              14.92
                              15.12
                              15.03
                              15.15
                              15.27
                              15.29
                              15.3
                              15.23
                              15.23
                              15.26
                              15.38
                              15.34
                              15.37
                              15.33
                              15.58
                              15.41
                              15.36
                              15.37
                              15.32
                              15.35
                              15.34
                              15.37
                              15.36
                              15.28
                              15.38
                              15.38
                              15.38
                              15.45
                              15.5
                              15.54
                              15.66
                              15.65
                              15.6
                              15.54
                              15.68
                              15.63
                              15.66
                              15.58
                              15.45
                              15.58
                              15.43
                              15.41
                              15.42
                              15.44
                              15.63
                              15.6
                              15.6499
                              15.74
                              15.74
                              15.69
                              15.69
                              15.76
                              15.83
                              15.75
                              15.77
                              15.86
                              15.82
                              15.69
                              15.58
                              15.55
                              15.36
                              15.28
                              15.25
                              15.25
                              15.32
                              15.33
                              15.31
                              15.37
                              15.39
                              15.43
                              15.51
                              15.54
10/31/06                      15.47


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.47
------------------------------------
Common Share Net Asset Value  $15.62
------------------------------------
Premium/(Discount) to NAV     -0.96%
------------------------------------
Market Yield                   5.47%
------------------------------------
Taxable-Equivalent Yield1      7.60%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $529,996
------------------------------------
Average Effective Maturity on
Securities (Years)             14.75
------------------------------------
Leverage-Adjusted Duration      7.28
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/21/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         10.47%         6.94%
------------------------------------
5-Year          7.94%         6.89%
------------------------------------
10-Year         7.02%         6.93%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Illinois                       11.1%
------------------------------------
Texas                          10.1%
------------------------------------
New York                        9.0%
------------------------------------
Colorado                        6.9%
------------------------------------
South Carolina                  6.3%
------------------------------------
Michigan                        5.6%
------------------------------------
New Jersey                      5.0%
------------------------------------
Nevada                          4.5%
------------------------------------
Tennessee                       4.4%
------------------------------------
New Mexico                      3.0%
------------------------------------
California                      3.0%
------------------------------------
Alabama                         2.6%
------------------------------------
Utah                            2.5%
------------------------------------
North Carolina                  2.3%
------------------------------------
Washington                      2.2%
------------------------------------
District of Columbia            2.1%
------------------------------------
Wisconsin                       2.1%
------------------------------------
Oklahoma                        1.6%
------------------------------------
Ohio                            1.4%
------------------------------------
South Dakota                    1.4%
------------------------------------
Other                          12.9%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                30.8%
------------------------------------
Utilities                      14.4%
------------------------------------
Transportation                 14.2%
------------------------------------
Health Care                    10.2%
------------------------------------
Tax Obligation/General          9.8%
------------------------------------
Tax Obligation/Limited          6.4%
------------------------------------
Consumer Staples                5.2%
------------------------------------
Other                           9.0%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Quality Income Municipal Fund, Inc.
NQU

Performance
      OVERVIEW  As of October 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              78%
AA                                6%
A                                 3%
BBB                               9%
BB or Lower                       3%
N/R                               1%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Nov                             0.07
Dec                             0.07
Jan                             0.07
Feb                             0.07
Mar                             0.07
Apr                             0.07
May                             0.07
Jun                           0.0665
Jul                           0.0665
Aug                           0.0665
Sep                           0.0635
Oct                           0.0635

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/01/05                      14.37
                              14.41
                              14.4
                              14.37
                              14.46
                              14.45
                              14.26
                              14.11
                              14.1
                              13.95
                              14.04
                              14.11
                              14.01
                              13.97
                              13.96
                              13.9
                              13.83
                              13.84
                              13.93
                              13.83
                              13.83
                              13.87
                              13.88
                              13.9099
                              13.9
                              13.91
                              13.95
                              13.94
                              13.96
                              13.79
                              13.75
                              13.79
                              13.75
                              13.8
                              13.82
                              13.88
                              14.02
                              14.17
                              14.38
                              14.57
                              14.55
                              14.67
                              14.67
                              14.57
                              14.72
                              14.8601
                              15
                              15.09
                              15.09
                              15.02
                              15
                              15.04
                              15.07
                              15.02
                              15.04
                              15.1
                              15.2
                              15.19
                              15.14
                              15.13
                              15.15
                              15.11
                              15.2
                              15.21
                              15.09
                              14.97
                              14.75
                              14.69
                              14.76
                              14.73
                              14.74
                              14.7
                              14.7
                              14.7
                              14.76
                              14.74
                              14.76
                              14.78
                              14.81
                              14.88
                              14.84
                              14.9
                              14.84
                              14.8399
                              14.69
                              14.72
                              14.64
                              14.72
                              14.84
                              14.81
                              14.74
                              14.75
                              14.73
                              14.84
                              14.88
                              14.74
                              14.69
                              14.72
                              14.73
                              14.79
                              14.81
                              14.9
                              14.98
                              14.85
                              14.86
                              14.88
                              14.9
                              14.82
                              14.78
                              14.73
                              14.72
                              14.65
                              14.68
                              14.74
                              14.65
                              14.78
                              14.75
                              14.76
                              14.86
                              14.84
                              14.81
                              14.87
                              14.92
                              15.03
                              15.03
                              15
                              14.96
                              14.76
                              14.63
                              14.68
                              14.7
                              14.72
                              14.73
                              14.6
                              14.56
                              14.56
                              14.64
                              14.6
                              14.54
                              14.55
                              14.55
                              14.48
                              14.5
                              14.5
                              14.65
                              14.59
                              14.62
                              14.72
                              14.72
                              14.6
                              14.48
                              14.54
                              14.48
                              14.56
                              14.5
                              14.39
                              14.3
                              14.26
                              14.21
                              14.18
                              14.03
                              14.02
                              13.9
                              13.92
                              14.01
                              13.9
                              13.95
                              13.95
                              14.04
                              14.1
                              14.01
                              14.03
                              14.03
                              14.08
                              14.08
                              14.05
                              14.07
                              14.06
                              14.05
                              14.04
                              14.18
                              14.2
                              14.27
                              14.47
                              14.44
                              14.42
                              14.56
                              14.68
                              14.78
                              14.82
                              14.85
                              14.87
                              14.94
                              14.9
                              14.9
                              14.92
                              14.91
                              14.71
                              14.76
                              14.89
                              14.93
                              14.87
                              14.91
                              14.95
                              14.99
                              14.9
                              15
                              14.96
                              14.94
                              14.95
                              14.94
                              14.9
                              14.99
                              14.92
                              14.87
                              14.87
                              14.8375
                              14.85
                              14.86
                              14.83
                              14.79
                              14.81
                              14.85
                              14.86
                              14.83
                              14.84
                              14.91
                              14.95
                              14.92
                              14.96
                              14.94
                              14.94
                              14.94
                              14.98
                              15.05
                              14.98
                              14.94
                              14.91
                              14.85
                              14.84
                              14.69
                              14.69
                              14.5
                              14.45
                              14.42
                              14.4
                              14.44
                              14.47
                              14.46
                              14.52
                              14.61
                              14.61
                              14.65
                              14.72
10/31/06                      14.73


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.73
------------------------------------
Common Share Net Asset Value  $15.49
------------------------------------
Premium/(Discount) to NAV     -4.91%
------------------------------------
Market Yield                   5.17%
------------------------------------
Taxable-Equivalent Yield1      7.18%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $839,751
------------------------------------
Average Effective Maturity on
Securities (Years)             14.03
------------------------------------
Leverage-Adjusted Duration      8.03
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/19/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          8.55%         7.07%
------------------------------------
5-Year          6.86%         6.62%
------------------------------------
10-Year         6.36%         6.59%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
New York                       11.6%
------------------------------------
Texas                          11.5%
------------------------------------
Illinois                        9.5%
------------------------------------
Washington                      6.7%
------------------------------------
South Carolina                  5.9%
------------------------------------
California                      5.8%
------------------------------------
Massachusetts                   5.3%
------------------------------------
New Jersey                      4.4%
------------------------------------
Oklahoma                        4.4%
------------------------------------
Nevada                          3.9%
------------------------------------
Colorado                        3.3%
------------------------------------
Pennsylvania                    2.4%
------------------------------------
Alabama                         2.1%
------------------------------------
North Carolina                  1.7%
------------------------------------
Ohio                            1.7%
------------------------------------
Louisiana                       1.6%
------------------------------------
Indiana                         1.6%
------------------------------------
Virginia                        1.4%
------------------------------------
Michigan                        1.4%
------------------------------------
Other                          13.8%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                35.4%
------------------------------------
Tax Obligation/General         14.7%
------------------------------------
Transportation                 14.3%
------------------------------------
Utilities                       9.9%
------------------------------------
Health Care                     6.6%
------------------------------------
Tax Obligation/Limited          5.4%
------------------------------------
Consumer Staples                5.2%
------------------------------------
Other                           8.5%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Premier Municipal Income Fund, Inc.
NPF

Performance
      OVERVIEW As of October 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              55%
AA                               15%
A                                14%
BBB                              13%
N/R                               3%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Nov                            0.066
Dec                           0.0615
Jan                           0.0615
Feb                           0.0615
Mar                           0.0585
Apr                           0.0585
May                           0.0585
Jun                           0.0545
Jul                           0.0545
Aug                           0.0545
Sep                           0.0545
Oct                           0.0545

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/01/05                      13.6
                              13.59
                              13.57
                              13.5
                              13.58
                              13.6199
                              13.45
                              13.24
                              13.18
                              13.08
                              13.03
                              13.16
                              13.25
                              13.16
                              13.24
                              13.22
                              13.22
                              13.27
                              13.35
                              13.34
                              13.41
                              13.34
                              13.32
                              13.25
                              13.3
                              13.2
                              13.21
                              13.19
                              13.15
                              13.07
                              13.13
                              13.09
                              13.09
                              13.09
                              13.05
                              13.06
                              13.05
                              13.12
                              13.11
                              13.12
                              13.25
                              13.39
                              13.39
                              13.51
                              13.55
                              13.66
                              13.63
                              13.73
                              13.71
                              13.65
                              13.56
                              13.58
                              13.58
                              13.62
                              13.69
                              13.71
                              13.82
                              13.83
                              13.86
                              13.83
                              13.74
                              13.77
                              13.79
                              13.7
                              13.69
                              13.65
                              13.69
                              13.7
                              13.66
                              13.7
                              13.7
                              13.76
                              13.77
                              13.7
                              13.7
                              13.77
                              13.77
                              13.82
                              13.82
                              13.87
                              13.83
                              13.81
                              13.88
                              13.85
                              13.69
                              13.5501
                              13.58
                              13.6
                              13.636
                              13.61
                              13.55
                              13.57
                              13.47
                              13.58
                              13.58
                              13.65
                              13.54
                              13.58
                              13.56
                              13.5801
                              13.65
                              13.65
                              13.63
                              13.61
                              13.59
                              13.55
                              13.62
                              13.55
                              13.44
                              13.45
                              13.43
                              13.32
                              13.34
                              13.24
                              13.29
                              13.3
                              13.35
                              13.27
                              13.21
                              13.29
                              13.23
                              13.24
                              13.26
                              13.33
                              13.33
                              13.27
                              13.35
                              13.3
                              13.2
                              13.23
                              13.25
                              13.29
                              13.35
                              13.2
                              13.22
                              13.18
                              13.22
                              13.18
                              13.3
                              13.25
                              13.29
                              13.24
                              13.19
                              13.18
                              13.33
                              13.3
                              13.3
                              13.45
                              13.49
                              13.49
                              13.37
                              13.22
                              13.17
                              13.21
                              13.14
                              13.12
                              13.06
                              13.05
                              13.06
                              13.01
                              12.92
                              12.92
                              12.87
                              12.86
                              12.84
                              12.87
                              12.83
                              12.83
                              12.9
                              12.99
                              12.94
                              12.9599
                              12.94
                              12.99
                              13.1
                              13.09
                              13.08
                              12.95
                              12.99
                              12.96
                              13.05
                              12.98
                              13
                              13.09
                              13.1
                              13.08
                              13.09
                              13.11
                              13.17
                              13.21
                              13.29
                              13.25
                              13.32
                              13.35
                              13.35
                              13.33
                              13.3301
                              13.31
                              13.28
                              13.44
                              13.4
                              13.39
                              13.43
                              13.42
                              13.49
                              13.5
                              13.48
                              13.48
                              13.5599
                              13.5
                              13.58
                              13.6
                              13.64
                              13.55
                              13.49
                              13.47
                              13.57
                              13.59
                              13.63
                              13.55
                              13.53
                              13.48
                              13.48
                              13.47
                              13.49
                              13.55
                              13.6499
                              13.63
                              13.67
                              13.61
                              13.6
                              13.6601
                              13.6601
                              13.66
                              13.71
                              13.74
                              13.72
                              13.67
                              13.66
                              13.52
                              13.48
                              13.5
                              13.5
                              13.5
                              13.39
                              13.44
                              13.44
                              13.45
                              13.49
                              13.54
                              13.63
                              13.61
                              13.65
                              13.69
10/31/06                      13.65


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.65
------------------------------------
Common Share Net Asset Value  $15.39
------------------------------------
Premium/(Discount) to NAV    -11.31%
------------------------------------
Market Yield                   4.79%
------------------------------------
Taxable-Equivalent Yield1      6.65%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $309,140
------------------------------------
Average Effective Maturity on
Securities (Years)             15.52
------------------------------------
Leverage-Adjusted Duration     10.23
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/19/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          5.93%         8.20%
------------------------------------
5-Year          5.05%         6.54%
------------------------------------
10-Year         5.66%         6.57%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
California                     13.9%
------------------------------------
New York                       12.1%
------------------------------------
Illinois                        7.3%
------------------------------------
Washington                      5.9%
------------------------------------
South Carolina                  5.0%
------------------------------------
Wisconsin                       3.8%
------------------------------------
Texas                           3.6%
------------------------------------
Colorado                        3.4%
------------------------------------
Minnesota                       3.2%
------------------------------------
Arizona                         3.1%
------------------------------------
Maine                           2.7%
------------------------------------
Georgia                         2.7%
------------------------------------
North Carolina                  2.6%
------------------------------------
Indiana                         2.5%
------------------------------------
Louisiana                       2.4%
------------------------------------
Michigan                        2.4%
------------------------------------
New Jersey                      2.3%
------------------------------------
Florida                         1.8%
------------------------------------
Rhode Island                    1.7%
------------------------------------
Nebraska                        1.5%
------------------------------------
Alaska                          1.4%
------------------------------------
Massachusetts                   1.4%
------------------------------------
Other                          13.3%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                15.3%
------------------------------------
Utilities                      13.4%
------------------------------------
Tax Obligation/General         13.4%
------------------------------------
Tax Obligation/Limited         13.1%
------------------------------------
Health Care                    11.9%
------------------------------------
Transportation                  7.3%
------------------------------------
Water and Sewer                 6.4%
------------------------------------
Education and Civic
  Organizations                 5.9%
------------------------------------
Other                          13.3%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Municipal High Income Opportunity Fund
NMZ

Performance
      OVERVIEW  As of October 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              17%
AA                                1%
A                                11%
BBB                              15%
BB or Lower                      20%
N/R                              36%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Nov                            0.089
Dec                            0.089
Jan                            0.089
Feb                            0.089
Mar                            0.089
Apr                            0.089
May                            0.089
Jun                            0.085
Jul                            0.085
Aug                            0.085
Sep                           0.0815
Oct                           0.0815

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/01/05                      16.07
                              16.02
                              16.03
                              16.04
                              16.03
                              16.02
                              16.05
                              15.91
                              15.81
                              15.82
                              15.74
                              15.76
                              15.8
                              16
                              15.92
                              15.98
                              15.93
                              15.93
                              16
                              15.94
                              15.91
                              15.96
                              16
                              15.9001
                              15.85
                              15.9
                              15.79
                              15.68
                              15.52
                              15.53
                              15.6
                              15.65
                              15.64
                              15.7
                              15.72
                              15.72
                              15.8
                              15.8
                              15.98
                              16.04
                              16.12
                              16.1
                              16.1
                              16.11
                              16.19
                              16.2
                              16.23
                              16.23
                              16.35
                              16.29
                              16.18
                              16.12
                              16.29
                              16.29
                              16.3
                              16.44
                              16.43
                              16.38
                              16.26
                              16.29
                              16.4
                              16.48
                              16.56
                              16.59
                              16.74
                              16.69
                              16.6
                              16.62
                              16.6299
                              16.62
                              16.71
                              16.6699
                              16.51
                              16.5
                              16.43
                              16.47
                              16.42
                              16.42
                              16.4
                              16.39
                              16.45
                              16.45
                              16.5
                              16.75
                              16.65
                              16.47
                              16.59
                              16.51
                              16.52
                              16.65
                              16.88
                              16.65
                              16.64
                              16.65
                              16.71
                              16.8
                              16.92
                              17.08
                              17.08
                              16.98
                              16.96
                              16.92
                              16.8501
                              16.98
                              16.94
                              17
                              16.95
                              16.79
                              16.7401
                              16.78
                              16.75
                              16.64
                              16.65
                              16.62
                              16.51
                              16.59
                              16.53
                              16.48
                              16.45
                              16.66
                              16.73
                              16.92
                              16.94
                              16.86
                              16.86
                              16.92
                              17.05
                              16.9201
                              16.92
                              17.04
                              17.06
                              17.15
                              17.16
                              16.98
                              16.89
                              16.82
                              17
                              16.97
                              17.09
                              17.03
                              17
                              16.97
                              17.1
                              17.05
                              17.13
                              17.04
                              17.12
                              17.19
                              17.25
                              17.19
                              17.01
                              17.04
                              16.97
                              17.12
                              16.96
                              16.82
                              16.76
                              16.88
                              16.88
                              16.76
                              16.6
                              16.64
                              16.53
                              16.44
                              16.3701
                              16.33
                              16.2801
                              16.3
                              16.36
                              16.51
                              16.61
                              16.49
                              16.58
                              16.55
                              16.49
                              16.34
                              16.4
                              16.5
                              16.53
                              16.53
                              16.46
                              16.44
                              16.54
                              16.65
                              16.75
                              16.68
                              16.7
                              16.7499
                              16.73
                              16.79
                              16.99
                              16.99
                              17.0376
                              17.07
                              17.12
                              17.11
                              17.1401
                              17.03
                              17.04
                              17.01
                              16.97
                              17.08
                              17.07
                              17.09
                              17.19
                              17.09
                              17.08
                              17.09
                              17.1101
                              17.14
                              17.05
                              17.09
                              17.13
                              17.1
                              17.01
                              16.86
                              16.82
                              16.81
                              16.93
                              16.79
                              16.72
                              16.67
                              16.6
                              16.63
                              16.6
                              16.69
                              16.73
                              16.78
                              16.76
                              16.92
                              16.88
                              16.83
                              16.83
                              16.99
                              16.9305
                              17.07
                              17.01
                              17.08
                              17.1199
                              17.15
                              17.1
                              17.17
                              17
                              17.1
                              17.14
                              17.12
                              17.23
                              17.19
                              17.25
                              17.16
                              17.2
                              17.2
                              17.2
                              17.14
10/31/06                      17.25


FUND SNAPSHOT
------------------------------------
Common Share Price            $17.25
------------------------------------
Common Share Net Asset Value  $16.00
------------------------------------
Premium/(Discount) to NAV      7.81%
------------------------------------
Market Yield                   5.67%
------------------------------------
Taxable-Equivalent Yield1      7.88%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $372,700
------------------------------------
Average Effective Maturity on
Securities (Years)             21.14
------------------------------------
Leverage-Adjusted Duration      7.65
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/19/03)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         14.79%        11.34%
------------------------------------
Since
Inception      12.02%        11.17%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
California                     12.0%
------------------------------------
Illinois                        8.8%
------------------------------------
Florida                         6.5%
------------------------------------
Texas                           6.4%
------------------------------------
Colorado                        6.2%
------------------------------------
Louisiana                       4.9%
------------------------------------
Wisconsin                       4.3%
------------------------------------
Oklahoma                        3.6%
------------------------------------
Arizona                         3.5%
------------------------------------
New Jersey                      3.4%
------------------------------------
Pennsylvania                    3.4%
------------------------------------
Michigan                        3.3%
------------------------------------
Virginia                        3.1%
------------------------------------
Ohio                            2.9%
------------------------------------
Indiana                         2.5%
------------------------------------
Washington                      2.5%
------------------------------------
Maryland                        2.4%
------------------------------------
Virgin Islands                  2.4%
------------------------------------
Nebraska                        2.2%
------------------------------------
Minnesota                       2.0%
------------------------------------
Other                          13.7%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Health Care                    24.1%
------------------------------------
Tax Obligation/Limited         18.0%
------------------------------------
Housing/Multifamily            10.6%
------------------------------------
U.S. Guaranteed                 9.3%
------------------------------------
Utilities                       7.7%
------------------------------------
Transportation                  6.7%
------------------------------------
Education and Civic
  Organizations                 5.5%
------------------------------------
Consumer Staples                4.7%
------------------------------------
Other                          13.4%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Shareholder
       MEETING REPORT

The Annual Shareholder Meeting was held on August 1, 2006, at The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675.

                                                    NQM                            NQS                               NQU
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                   Common and                          Common and                         Common and
                                MuniPreferred     MuniPreferred     MuniPreferred      MuniPreferred   MuniPreferred   MuniPreferred
                                shares voting     shares voting     shares voting      shares voting   shares voting   shares voting
                                     together          together          together           together        together        together
                                   as a class        as a class        as a class         as a class      as a class      as a class
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
      For                          32,262,436                --        30,574,610                 --      49,127,614              --
      Withhold                        209,335                --           380,474                 --         329,399              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                        32,471,771                --        30,955,084                 --      49,457,013              --
====================================================================================================================================
Lawrence H. Brown
      For                          32,258,698                --        30,570,200                 --      49,113,242              --
      Withhold                        213,073                --           384,884                 --         343,771              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                        32,471,771                --        30,955,084                 --      49,457,013              --
====================================================================================================================================
Jack B. Evans
      For                          32,254,582                --        30,574,549                 --      49,118,250              --
      Withhold                        217,189                --           380,535                 --         338,763              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                        32,471,771                --        30,955,084                 --      49,457,013              --
====================================================================================================================================
William C. Hunter
      For                          32,258,624                --        30,574,249                 --      49,137,540              --
      Withhold                        213,147                --           380,835                 --         319,473              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                        32,471,771                --        30,955,084                 --      49,457,013              --
====================================================================================================================================
David J. Kundert
      For                          32,264,416                --        30,575,720                 --      49,142,304              --
      Withhold                        207,355                --           379,364                 --         314,709              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                        32,471,771                --        30,955,084                 --      49,457,013              --
====================================================================================================================================
William J. Schneider
      For                                  --            11,340                --             10,236              --          16,125
      Withhold                             --                 9                --                128              --              28
------------------------------------------------------------------------------------------------------------------------------------
      Total                                --            11,349                --             10,364              --          16,153
====================================================================================================================================
Timothy R. Schwertfeger
      For                                  --            11,340                --             10,232              --          16,125
      Withhold                             --                 9                --                132              --              28
------------------------------------------------------------------------------------------------------------------------------------
      Total                                --            11,349                --             10,364              --          16,153
====================================================================================================================================
Judith M. Stockdale
      For                          32,270,326                --        30,577,749                 --      49,129,436              --
      Withhold                        201,445                --           377,335                 --         327,577              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                        32,471,771                --        30,955,084                 --      49,457,013              --
====================================================================================================================================
Eugene S. Sunshine
      For                          32,264,441                --        30,570,814                 --      49,126,251              --
      Withhold                        207,330                --           384,270                 --         330,762              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                        32,471,771                --        30,955,084                 --      49,457,013              --
====================================================================================================================================

Shareholder
    MEETING REPORT (continued)

                                                                                   NPF                              NMZ
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                         Common and                      Common and
                                                                      MuniPreferred   MuniPreferred   MuniPreferred    MuniPreferred
                                                                      shares voting   shares voting   shares voting    voting shares
                                                                           together        together        together         together
                                                                         as a class      as a class      as a class       as a class
====================================================================================================================================
Robert P. Bremner
      For                                                                17,501,864              --      22,773,390               --
      Withhold                                                              752,551              --          58,380               --
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                              18,254,415              --      22,831,770               --
====================================================================================================================================
Lawrence H. Brown
      For                                                                17,488,087              --      22,762,520               --
      Withhold                                                              766,328              --          69,250               --
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                              18,254,415              --      22,831,770               --
====================================================================================================================================
Jack B. Evans
      For                                                                17,504,047              --      22,779,490               --
      Withhold                                                              750,368              --          52,280               --
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                              18,254,415              --      22,831,770               --
====================================================================================================================================
William C. Hunter
      For                                                                17,500,742              --      22,776,040               --
      Withhold                                                              753,673              --          55,730               --
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                              18,254,415              --      22,831,770               --
====================================================================================================================================
David J. Kundert
      For                                                                17,503,813              --      22,781,070               --
      Withhold                                                              750,602              --          50,700               --
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                              18,254,415              --      22,831,770               --
====================================================================================================================================
William J. Schneider
      For                                                                        --           6,088              --            5,629
      Withhold                                                                   --              --              --               34
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                                      --           6,088              --            5,663
====================================================================================================================================
Timothy R. Schwertfeger
      For                                                                        --           6,088              --            5,629
      Withhold                                                                   --              --              --               34
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                                      --           6,088              --            5,663
====================================================================================================================================
Judith M. Stockdale
      For                                                                17,506,886              --      22,771,990               --
      Withhold                                                              747,529              --          59,780               --
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                              18,254,415              --      22,831,770               --
====================================================================================================================================
Eugene S. Sunshine
      For                                                                17,494,093              --      22,776,010               --
      Withhold                                                              760,322              --          55,760               --
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                              18,254,415              --      22,831,770               --
====================================================================================================================================

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM


THE BOARD OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC.
NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc. and Nuveen Municipal High Income Opportunity Fund (the "Funds") as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., and Nuveen Municipal High Income Opportunity Fund at October 31, 2006, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Chicago, Illinois
December 14, 2006

                    Nuveen Investment Quality Municipal Fund, Inc. (NQM)
                    Portfolio of
                            INVESTMENTS October 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.6% (0.4% OF TOTAL INVESTMENTS)

                Birmingham Special Care Facilities Financing Authority, Alabama,
                Revenue Bonds, Baptist Health System Inc., Series 2005A:
$       1,200    5.250%, 11/15/20                                                    11/15 at 100.00        Baa1     $    1,271,244
          800    5.000%, 11/15/30                                                    11/15 at 100.00        Baa1            820,752

        1,250   Courtland Industrial Development Board, Alabama, Pollution            6/15 at 100.00         BBB          1,288,213
                 Control Revenue Bonds, International Paper Company,
                 Series 2005A, 5.000%, 6/01/25

------------------------------------------------------------------------------------------------------------------------------------
        3,250   Total Alabama                                                                                             3,380,209
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 2.3% (1.5% OF TOTAL INVESTMENTS)

        4,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco          6/10 at 100.00         AAA          4,380,640
                 Settlement Asset-Backed Bonds, Series 2000,
                 6.500%, 6/01/31 (Pre-refunded 6/01/10)

                Northern Tobacco Securitization Corporation, Alaska, Tobacco
                Settlement Asset-Backed Bonds, Series 2006A:
        7,000    5.000%, 6/01/32                                                      6/14 at 100.00        Baa3          7,121,240
        1,500    5.000%, 6/01/46                                                      6/14 at 100.00        Baa3          1,520,250

------------------------------------------------------------------------------------------------------------------------------------
       12,500   Total Alaska                                                                                             13,022,130
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 0.1% (0.1% OF TOTAL INVESTMENTS)

                Glendale Industrial Development Authority, Arizona, Revenue
                Bonds, John C. Lincoln Health Network, Series 2005B:
          200    5.250%, 12/01/24                                                    12/15 at 100.00         BBB            211,686
          265    5.250%, 12/01/25                                                    12/15 at 100.00         BBB            280,283

------------------------------------------------------------------------------------------------------------------------------------
          465   Total Arizona                                                                                               491,969
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 2.4% (1.6% OF TOTAL INVESTMENTS)

        1,610   Arkansas Development Finance Authority, Home Mortgage                 7/08 at 101.50         AAA          1,626,261
                 Revenue Bonds, FNMA/GNMA Mortgage-Backed Securities
                 Program, Series 1998A, 5.150%, 7/01/17

                University of Arkansas, Pine Bluff Campus, Revenue Bonds,
                Series 2005A:
        3,290    5.000%, 12/01/30 - AMBAC Insured                                    12/15 at 100.00         Aaa          3,490,756
        2,000    5.000%, 12/01/35 - AMBAC Insured                                    12/15 at 100.00         Aaa          2,114,300

                Van Buren County, Arkansas, Sales and Use Tax Revenue
                Refunding and Construction Bonds, Series 2000:
        1,055    5.600%, 12/01/25 - AMBAC Insured                                    12/10 at 100.00         Aaa          1,129,050
        3,600    5.650%, 12/01/31 - AMBAC Insured                                    12/10 at 100.00         Aaa          3,861,108

        1,000   Washington County, Arkansas, Hospital Revenue Bonds,                  2/15 at 100.00         BBB          1,030,600
                 Washington Regional Medical Center, Series 2005B,
                 5.000%, 2/01/30

------------------------------------------------------------------------------------------------------------------------------------
       12,555   Total Arkansas                                                                                           13,252,075
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 21.3% (14.1% OF TOTAL INVESTMENTS)

        3,000   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00         AA+          3,109,140
                 University of Southern California, Series 2005,
                 4.750%, 10/01/28

        1,000   California Educational Facilities Authority, Revenue Bonds,          11/15 at 100.00          A2          1,051,410
                 University of the Pacific, Series 2006, 5.000%, 11/01/30

        2,500   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A3          2,617,475
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27

        4,285   California Health Facilities Financing Authority, Revenue Bonds,      4/16 at 100.00          A+          4,471,226
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

        5,925   California State Public Works Board, Lease Revenue Refunding         12/06 at 100.00         Aa2          5,930,096
                 Bonds, Various University of California Projects, Series 1993A,
                 5.500%, 6/01/21


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

                California Statewide Community Development Authority,
                Revenue Bonds, Daughters of Charity Health System,
                Series 2005A:
$       1,000    5.250%, 7/01/30                                                      7/15 at 100.00        BBB+     $    1,056,950
        1,000    5.000%, 7/01/39                                                      7/15 at 100.00        BBB+          1,027,540

       10,000   California, General Obligation Bonds, Series 2003,                    8/13 at 100.00          A+         10,735,500
                 5.250%, 2/01/25

        1,900   Chula Vista, California, Industrial Development Revenue Bonds,        6/14 at 102.00          A2          2,068,321
                 San Diego Gas and Electric Company, Series 1996A,
                 5.300%, 7/01/21

        2,675   Commerce Joint Power Financing Authority, California, Tax               No Opt. Call          AA          2,773,199
                 Allocation Refunding Bonds, Redevelopment Projects 2 and 3,
                 Series 2003A, 5.000%, 8/01/28 - RAAI Insured

        9,740   Huntington Park Redevelopment Agency, California, Single                No Opt. Call         AAA         13,882,325
                 Family Residential Mortgage Revenue Refunding Bonds,
                 Series 1986A, 8.000%, 12/01/19 (ETM)

        5,730   Los Angeles Unified School District, California, General              7/12 at 100.00         AAA          6,212,237
                 Obligation Bonds, Series 2002E, 5.125%, 7/01/22
                 (Pre-refunded 7/01/12) - MBIA Insured

        1,030   Natomas Union School District, Sacramento County, California,           No Opt. Call         AAA          1,236,175
                 General Obligation Refunding Bonds, Series 1999,
                 5.950%, 9/01/21 - MBIA Insured

       15,770   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call         AAA         21,801,236
                 County, California, Revenue Refunding Bonds, Redevelopment
                 Project 1, Series 1995, 7.400%, 8/01/25 - MBIA Insured

       13,145   Perris, California, GNMA Mortgage-Backed Securities Program             No Opt. Call         AAA         18,997,943
                 Single Family Mortgage Revenue Bonds, Series 1988B,
                 8.200%, 9/01/23 (Alternative Minimum Tax) (ETM)

        3,415   Rancho Mirage Joint Powers Financing Authority, California,           7/14 at 100.00          A3          3,806,530
                 Revenue Bonds, Eisenhower Medical Center, Series 2004,
                 5.875%, 7/01/26

        5,000   Riverside Unified School District, Riverside County, California,      2/12 at 101.00         AAA          5,244,200
                 General Obligation Bonds, Series 2002A, 5.000%, 2/01/27 -
                 FGIC Insured

                San Diego County, California, Certificates of Participation,
                Burnham Institute, Series 2006:
          250    5.000%, 9/01/21                                                      9/15 at 102.00        Baa3            260,392
          275    5.000%, 9/01/23                                                      9/15 at 102.00        Baa3            285,235

                San Joaquin Hills Transportation Corridor Agency, Orange
                County, California, Toll Road Revenue Refunding Bonds,
                Series 1997A:
        6,175    0.000%, 1/15/28 - MBIA Insured                                         No Opt. Call         AAA          2,403,310
        8,135    0.000%, 1/15/34 - MBIA Insured                                         No Opt. Call         AAA          2,392,178
       17,195    0.000%, 1/15/35 - MBIA Insured                                         No Opt. Call         AAA          4,820,618

        3,185   University of California, General Revenue Bonds, Series 2005G,        5/13 at 101.00         AAA          3,281,569
                 4.750%, 5/15/31 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      122,330   Total California                                                                                        119,464,805
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 5.0% (3.3% OF TOTAL INVESTMENTS)

        1,000   Colorado Health Facilities Authority, Revenue Bonds,                  6/16 at 100.00          A-          1,035,390
                 Evangelical Lutheran Good Samaritan Society, Series 2005,
                 5.000%, 6/01/29

          400   Colorado Health Facilities Authority, Revenue Bonds, Poudre           3/15 at 100.00        BBB+            413,748
                 Valley Health Care, Series 2005F, 5.000%, 3/01/25

           50   Colorado Housing Finance Authority, Single Family Program            11/06 at 105.00         Aa2             50,834
                 Senior Bonds, Series 1996B, 7.450%, 11/01/27

       12,450   Denver City and County, Colorado, Airport System Revenue             11/10 at 100.00         AAA         13,434,920
                 Refunding Bonds, Series 2000A, 6.000%, 11/15/19 -
                 AMBAC Insured (Alternative Minimum Tax)

        3,200   Denver City and County, Colorado, Special Facilities Airport          4/07 at 100.00         N/R          3,298,560
                 Revenue Bonds, United Air Lines Corporation, Series 1992A,
                 6.875%, 10/01/32 (Alternative Minimum Tax) (5)

        7,865   El Paso County School District 11, Colorado Springs, Colorado,       12/07 at 125.00     AA- (4)         10,055,167
                 General Obligation Improvement Bonds, Series 1996,
                 7.125%, 12/01/21 (Pre-refunded 12/01/07)

------------------------------------------------------------------------------------------------------------------------------------
       24,965   Total Colorado                                                                                           28,288,619
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 6.3% (4.1% OF TOTAL INVESTMENTS)

       23,745   District of Columbia Water and Sewerage Authority, Public             4/09 at 160.00         AAA         27,612,822
                 Utility Revenue Bonds, Series 1998, 5.500%, 10/01/23 -
                 FSA Insured


                                       23


                    Nuveen Investment Quality Municipal Fund, Inc. (NQM) (continued)
                         Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA (continued)

$       3,000   District of Columbia, General Obligation Bonds, Series 1998B,           No Opt. Call         AAA     $    3,525,090
                 6.000%, 6/01/16 - MBIA Insured

       15,950   District of Columbia, Revenue Bonds, Georgetown University,            4/11 at 31.03         AAA          4,097,396
                 Series 2001A, 0.000%, 4/01/31 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       42,695   Total District of Columbia                                                                               35,235,308
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 2.1% (1.4% OF TOTAL INVESTMENTS)

        1,000   Board of Regents, Florida State University, Housing Facility          5/15 at 101.00         AAA          1,065,770
                 Revenue Bonds, Series 2005A, 5.000%, 5/01/27 - MBIA Insured

        4,230   Brevard County Health Facilities Authority, Florida, Revenue          4/16 at 100.00           A          4,435,451
                 Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/24

        1,570   Escambia County Health Facilities Authority, Florida, Health         10/08 at 101.00        BBB+          1,605,608
                 Facility Revenue Refunding Bonds, Baptist Hospital and
                 Baptist Manor, Series 1998, 5.125%, 10/01/19

        3,200   Hillsborough County Industrial Development Authority, Florida,        4/10 at 101.00         N/R          3,522,976
                 Exempt Facilities Remarketed Revenue Bonds, National
                 Gypsum Company, Apollo Beach Project, Series 2000B,
                 7.125%, 4/01/30 (Alternative Minimum Tax)

        1,000   Orange County, Florida, Sales Tax Revenue Bonds,                      1/13 at 100.00         AAA          1,058,600
                 Series 2002B, 5.000%, 1/01/25 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,000   Total Florida                                                                                            11,688,405
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 4.5% (3.0% OF TOTAL INVESTMENTS)

       10,000   Atlanta, Georgia, Airport General Revenue Refunding Bonds,            1/10 at 101.00         AAA         10,724,300
                 Series 2000A, 5.600%, 1/01/30 (Pre-refunded 1/01/10) -
                 FGIC Insured

        2,710   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                11/14 at 100.00         AAA          2,883,494
                 Series 2004, 5.000%, 11/01/23 - FSA Insured

        2,000   Dalton Development Authority, Georgia, Revenue Certificates,            No Opt. Call         AAA          2,348,440
                 Hamilton Health Care System Inc., Series 1996,
                 5.500%, 8/15/26 - MBIA Insured

        5,980   Fulton County Development Authority, Georgia, Revenue Bonds,          9/11 at 102.00         AAA          6,521,609
                 Georgia State University - TUFF/Atlanta Housing LLC,
                 Series 2001A, 5.500%, 9/01/22 - AMBAC Insured

        2,250   Georgia Municipal Electric Authority, Project One Special               No Opt. Call          A+          2,707,942
                 Obligation Bonds, Fourth Crossover Series 1997E,
                 6.500%, 1/01/20

------------------------------------------------------------------------------------------------------------------------------------
       22,940   Total Georgia                                                                                            25,185,785
------------------------------------------------------------------------------------------------------------------------------------


                IDAHO - 1.0% (0.7% OF TOTAL INVESTMENTS)

        4,810   Boise City, Idaho, Revenue Refunding Bonds, Series 2001A,            12/11 at 100.00         Aaa          5,159,350
                 5.375%, 12/01/31 - MBIA Insured

          500   Madison County, Idaho, Hospital Revenue Certificates of               9/16 at 100.00        BBB-            527,550
                 Participation, Madison Memorial Hospital, Series 2006,
                 5.250%, 9/01/26

------------------------------------------------------------------------------------------------------------------------------------
        5,310   Total Idaho                                                                                               5,686,900
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 8.8% (5.8% OF TOTAL INVESTMENTS)

        4,705   Bourbonnais, Illinois, Revenue Bonds, Olivet Nazarene                 3/10 at 101.00          AA          5,083,188
                 University, Series 2000, 6.250%, 3/01/20 - RAAI Insured

        4,775   Chicago Public Building Commission, Illinois, General                 3/13 at 100.00         AAA          5,205,562
                 Obligation Lease Bonds, Chicago Transit Authority,
                 Series 2003, 5.250%, 3/01/23 (Pre-refunded 3/01/13) -
                 AMBAC Insured

        2,110   Illinois Development Finance Authority, Local Government              1/11 at 100.00         Aaa          2,308,045
                 Program Revenue Bonds, DuPage and Cook Counties
                 Community Unit School District 205 - Elmhurst, Series 2000,
                 6.000%, 1/01/19 (Pre-refunded 1/01/11) - FSA Insured

                Illinois Finance Authority, Revenue Bonds, OSF Healthcare
                System, Series 2004:
        2,500    5.250%, 11/15/21                                                     5/14 at 100.00           A          2,650,675
        1,000    5.250%, 11/15/22                                                     5/14 at 100.00           A          1,058,950

          395   Illinois Finance Authority, Revenue Bonds, Proctor Hospital,          1/16 at 100.00        BBB-            406,617
                 Series 2006, 5.125%, 1/01/25

        2,600   Illinois Health Facilities Authority, Revenue Bonds, Condell          5/12 at 100.00        Baa2          2,715,154
                 Medical Center, Series 2002, 5.500%, 5/15/32

       12,725   Kane, Cook and DuPage Counties School District 46, Elgin,               No Opt. Call         Aaa         15,153,948
                 Illinois, General Obligation School Bonds, Series 1997,
                 7.800%, 1/01/12 - FSA Insured


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       6,300   Madison County Community Unit School District 7,                        No Opt. Call         AAA     $    6,967,800
                 Edwardsville, Illinois, School Building Bonds, Series 1994,
                 5.850%, 2/01/13 - FGIC Insured (ETM)

        6,015   Metropolitan Pier and Exposition Authority, Illinois, Revenue           No Opt. Call         AAA          3,170,386
                 Refunding Bonds, McCormick Place Expansion Project,
                 Series 1996A, 0.000%, 12/15/21 - MBIA Insured

                Will County High School District 204, Joliet, Illinois, General
                Obligation Bonds, Series 2001:
        1,145    8.700%, 12/01/13 - FSA Insured                                         No Opt. Call         AAA          1,495,233
        1,300    8.700%, 12/01/14 - FSA Insured                                         No Opt. Call         AAA          1,742,611

        1,180   Will County School District 17, Channahon, Illinois, General            No Opt. Call         Aaa          1,519,097
                 Obligation School Building Bonds, Series 2001,
                 8.400%, 12/01/13 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       46,750   Total Illinois                                                                                           49,477,266
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 3.2% (2.1% OF TOTAL INVESTMENTS)

        5,530   Allen County Jail Building Corporation, Indiana, First Mortgage       4/11 at 101.00     Aa3 (4)          6,071,608
                 Bonds, Series 2000, 5.750%, 4/01/20 (Pre-refunded 4/01/11)

        1,880   Indianapolis, Indiana, GNMA Collateralized Multifamily Housing        7/10 at 102.00         Aaa          1,988,363
                 Mortgage Revenue Bonds, Cloverleaf Apartments Project
                 Phase I, Series 2000, 6.000%, 1/20/31

        2,495   Shelbyville, Indiana, GNMA Collateralized Multifamily Housing         7/10 at 102.00         Aaa          2,637,564
                 Revenue Bonds, Blueridge Terrace Project, Series 2000,
                 6.050%, 1/20/36

                St. Joseph County Hospital Authority, Indiana, Revenue Bonds,
                Madison Center Inc., Series 2005:
        1,550    5.250%, 2/15/23                                                      2/15 at 100.00         BBB          1,599,801
        2,500    5.375%, 2/15/34                                                      2/15 at 100.00         BBB          2,580,600

        2,765   Wayne County Jail Holding Corporation, Indiana, First Mortgage        1/13 at 101.00         AAA          3,092,708
                 Bonds, Series 2001, 5.750%, 7/15/14 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       16,720   Total Indiana                                                                                            17,970,644
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 1.5% (1.0% OF TOTAL INVESTMENTS)

        8,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement            6/15 at 100.00         BBB          8,432,960
                 Revenue Bonds, Series 2005C, 5.500%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 1.2% (0.8% OF TOTAL INVESTMENTS)

        1,000   Kansas Development Finance Authority, Health Facilities              11/15 at 100.00          A2          1,051,570
                 Revenue Bonds, Hays Medical Center Inc., Series 2005L,
                 5.000%, 11/15/22

          750   Sedgwick and Shawnee Counties, Kansas, GNMA                             No Opt. Call         Aaa            774,983
                 Mortgage-Backed Securities Program Single Family Revenue
                 Bonds, Series 1997A-1, 6.950%, 6/01/29 (Alternative
                 Minimum Tax)

        3,630   Topeka, Kansas, Industrial Revenue Refunding Bonds, Sunwest           8/16 at 100.00         AAA          4,693,191
                 Hotel Corporation, Series 1988, 9.500%, 10/01/16
                 (Pre-refunded 8/15/16) (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        5,380   Total Kansas                                                                                              6,519,744
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,000   Jefferson County, Kentucky, Health Facilities Revenue Refunding       1/07 at 102.00         AAA          2,046,000
                 Bonds, Jewish Hospital HealthCare Services Inc., Series 1996,
                 5.700%, 1/01/21 - AMBAC Insured

          510   Louisville and Jefferson County Metropolitan Government,             10/16 at 100.00         N/R            526,447
                 Kentucky, Industrial Building Revenue Bonds, Sisters of
                 Mercy of the Americas, Series 2006, 5.000%, 10/01/35

------------------------------------------------------------------------------------------------------------------------------------
        2,510   Total Kentucky                                                                                            2,572,447
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 3.5% (2.3% OF TOTAL INVESTMENTS)

        1,030   East Baton Rouge Mortgage Finance Authority, Louisiana,              10/07 at 102.00         Aaa          1,039,497
                 GNMA/FNMA Mortgage-Backed Securities Program Family
                 Mortgage Revenue Refunding Bonds, Series 1997D,
                 5.900%, 10/01/30 (Alternative Minimum Tax)

                Jefferson Parish Home Mortgage Authority, Louisiana, Single
                Family Mortgage Revenue Bonds, Series 2000G-2:
        1,270    6.300%, 6/01/32 (Alternative Minimum Tax)                           12/10 at 102.00         Aaa          1,317,206
          830    5.550%, 6/01/32 (Alternative Minimum Tax)                           12/10 at 102.00         Aaa            838,142

          565   Jefferson Parish Home Mortgage Authority, Louisiana,                 12/09 at 103.00         Aaa            567,249
                 Single Family Mortgage Revenue Refunding Bonds,
                 Series 2000A-2, 7.500%, 12/01/30 (Alternative Minimum Tax)


                                       25

                    Nuveen Investment Quality Municipal Fund, Inc. (NQM) (continued)
                         Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA (continued)

$       3,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds,        8/15 at 100.00          A+     $    3,178,380
                 Franciscan Missionaries of Our Lady Health System,
                 Series 2005A, 5.250%, 8/15/31

       11,545   Orleans Parish School Board, Louisiana, General Obligation              No Opt. Call         AAA         12,875,792
                 Refunding Bonds, Series 1987, 9.000%, 2/01/09 -
                 MBIA Insured (ETM)

------------------------------------------------------------------------------------------------------------------------------------
       18,240   Total Louisiana                                                                                          19,816,266
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,500   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00        BBB+          2,669,300
                 Revenue Bonds, MedStar Health, Series 2004,
                 5.375%, 8/15/24
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 3.3% (2.2% OF TOTAL INVESTMENTS)

        5,050   Massachusetts Development Financing Authority, Assisted              12/09 at 102.00         N/R          5,216,852
                 Living Revenue Bonds, Prospect House Apartments,
                 Series 1999, 7.000%, 12/01/31

        1,105   Massachusetts Health and Educational Facilities Authority,            1/09 at 101.00         BBB          1,149,532
                 Revenue Bonds, Caritas Christi Obligated Group,
                 Series 1999A, 5.625%, 7/01/20

        1,870   Massachusetts Health and Educational Facilities Authority,            7/11 at 100.00         BBB          2,056,645
                 Revenue Bonds, UMass Memorial Health Care, Series 2001C,
                 6.500%, 7/01/21

        1,325   Massachusetts Health and Educational Facilities Authority,            7/15 at 100.00         BBB          1,353,421
                 Revenue Bonds, UMass Memorial Health Care, Series 2005D,
                 5.000%, 7/01/33

        2,000   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB          2,066,980
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)

        5,100   Massachusetts School Building Authority, Dedicated Sales              8/15 at 100.00         AAA          5,460,825
                 Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 -
                 FSA Insured

        1,000   Massachusetts Water Resources Authority, General Revenue              8/17 at 100.00         AAA          1,107,830
                 Bonds, Series 2005A, 5.250%, 8/01/26 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       17,450   Total Massachusetts                                                                                      18,412,085
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 3.7% (2.4% OF TOTAL INVESTMENTS)

        4,250   Detroit City School District, Wayne County, Michigan, Unlimited       5/12 at 100.00         AAA          4,654,558
                 Tax School Building and Site Improvement Bonds,
                 Series 2001A, 5.500%, 5/01/20 (Pre-refunded 5/01/12) -
                 FSA Insured

       10,215   Detroit, Michigan, Water Supply System Revenue Refunding                No Opt. Call         AAA         12,216,425
                 Bonds, Series 1993, 6.500%, 7/01/15 - FGIC Insured

        1,800   Kent Hospital Finance Authority, Michigan, Revenue Bonds,             7/15 at 100.00         BBB          1,991,880
                 Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35

        1,350   Michigan State Building Authority, Revenue Bonds, Facilities         10/15 at 100.00         AAA          1,451,277
                 Program, Series 2005II, 5.000%, 10/15/22 - AMBAC Insured

          340   Monroe County Hospital Finance Authority, Michigan, Mercy             6/16 at 100.00        BBB-            360,536
                 Memorial Hospital Corporation Revenue Bonds, Series 2006,
                 5.500%, 6/01/35

------------------------------------------------------------------------------------------------------------------------------------
       17,955   Total Michigan                                                                                           20,674,676
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 7.4% (4.9% OF TOTAL INVESTMENTS)

        8,250   Cohasset, Minnesota, Pollution Control Revenue Bonds,                 7/14 at 100.00           A          8,439,090
                 Allete Inc., Series 2004, 4.950%, 7/01/22

        5,000   Dakota and Washington Counties Housing and Redevelopment                No Opt. Call         AAA          7,204,650
                 Authority, Minnesota, GNMA Mortgage-Backed Securities
                 Program Single Family Residential Mortgage Revenue Bonds,
                 Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax) (ETM)

          620   Minnesota Agricultural and Economic Development Board,               11/10 at 101.00           A            674,002
                 Healthcare System Revenue Bonds, Fairview Hospital and
                 Healthcare Services, Series 2000A, 6.375%, 11/15/29

       19,380   Minnesota Agricultural and Economic Development Board,               11/10 at 101.00       A (4)         21,544,551
                 Healthcare System Revenue Bonds, Fairview Hospital and
                 Healthcare Services, Series 2000A, 6.375%, 11/15/29
                 (Pre-refunded 11/15/10)

          700   Minnesota Higher Education Facilities Authority, St. John's          10/15 at 100.00          A2            747,978
                 University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/22

        1,665   Rochester, Minnesota, Health Care Facilities Revenue Bonds,           5/16 at 100.00          AA          1,756,042
                 Series 2006, 5.000%, 11/15/36


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA (continued)

$       1,000   St. Paul Housing and Redevelopment Authority, Minnesota,             11/15 at 100.00        Baa3     $    1,117,850
                 Revenue Bonds, Healtheast Inc., Series 2005,
                 6.000%, 11/15/25

------------------------------------------------------------------------------------------------------------------------------------
       36,615   Total Minnesota                                                                                          41,484,163
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 0.1% (0.1% OF TOTAL INVESTMENTS)

        1,275   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R          1,307,309
                 Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 2.0% (1.3% OF TOTAL INVESTMENTS)

          200   Hannibal Industrial Development Authority, Missouri, Health           3/16 at 100.00        BBB+            208,780
                 Facilities Revenue Bonds, Hannibal Regional Hospital,
                 Series 2006, 5.000%, 3/01/22

        1,000   Jackson County Reorganized School District R-7, Lees Summit,          3/16 at 100.00         Aaa          1,097,740
                 Missouri, General Obligation Bonds, Series 2006,
                 5.250%, 3/01/26 - MBIA Insured

        7,325   Kansas City Industrial Development Authority, Missouri,               1/07 at 102.00         AAA          7,489,446
                 FNMA Multifamily Housing Revenue Bonds, Royal Woods
                 Apartments Project, Series 1997, 5.600%, 1/01/30
                 (Mandatory put 1/01/10) (Alternative Minimum Tax)

                Missouri Development Finance Board, Infrastructure Facilities
                Revenue Bonds, Branson Landing Project, Series 2005A:
          780    6.000%, 6/01/20                                                        No Opt. Call        BBB+            909,698
        1,225    5.000%, 6/01/35                                                      6/15 at 100.00        BBB+          1,258,063

           55   Missouri Housing Development Commission, GNMA/FNMA                    3/07 at 105.00         AAA             55,897
                 Single Family Mortgage Revenue Bonds, Homeownership
                 Loan Program, Series 1997A-2, 7.300%, 3/01/28
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       10,585   Total Missouri                                                                                           11,019,624
------------------------------------------------------------------------------------------------------------------------------------


                MONTANA - 0.5% (0.4% OF TOTAL INVESTMENTS)

        3,000   Montana Board of Housing, Single Family Program Bonds,                6/14 at 100.00         AA+          3,036,840
                 Series 2005-RA-1, 4.750%, 6/01/44
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        2,395   NebHelp Inc., Nebraska, Revenue Bonds, Student Loan Program,          3/07 at 100.50         AAA          2,401,682
                 Series 1993B, 5.875%, 6/01/14 - MBIA Insured (Alternative
                 Minimum Tax)

          835   Nebraska Investment Finance Authority, Single Family Housing          3/07 at 100.00         AAA            844,152
                 Revenue Bonds, Series 1995B, 6.450%, 3/01/35 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,230   Total Nebraska                                                                                            3,245,834
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 4.9% (3.3% OF TOTAL INVESTMENTS)

       11,000   Clark County School District, Nevada, General Obligation Bonds,       6/12 at 100.00         AAA         12,064,690
                 Series 2002C, 5.500%, 6/15/19 (Pre-refunded 6/15/12) -
                 MBIA Insured

       14,530   Director of Nevada State Department of Business and Industry,         1/10 at 102.00         AAA         15,575,724
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000, 5.625%, 1/01/34 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       25,530   Total Nevada                                                                                             27,640,414
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 1.5% (1.0% OF TOTAL INVESTMENTS)

                New Jersey Economic Development Authority, School Facilities
                Construction Bonds, Series 2005P:
        1,325    5.250%, 9/01/24                                                      9/15 at 100.00         AA-          1,442,528
        1,000    5.250%, 9/01/26                                                      9/15 at 100.00         AA-          1,084,830

        3,425   New Jersey Transportation Trust Fund Authority, Transportation          No Opt. Call         AA-          3,873,469
                 System Bonds, Series 2006A, 5.250%, 12/15/20

        1,855   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         BBB          1,971,568
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32

------------------------------------------------------------------------------------------------------------------------------------
        7,605   Total New Jersey                                                                                          8,372,395
------------------------------------------------------------------------------------------------------------------------------------


                                       27

                    Nuveen Investment Quality Municipal Fund, Inc. (NQM) (continued)
                         Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.4% (0.3% OF TOTAL INVESTMENTS)

                Farmington, New Mexico, Hospital Revenue Bonds, San Juan
                Regional Medical Center Inc., Series 2004A:
$         880    5.125%, 6/01/17                                                      6/14 at 100.00          A3     $      929,905
        1,295    5.125%, 6/01/19                                                      6/14 at 100.00          A3          1,358,856

------------------------------------------------------------------------------------------------------------------------------------
        2,175   Total New Mexico                                                                                          2,288,761
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 17.9% (11.8% OF TOTAL INVESTMENTS)

        1,665   Dormitory Authority of the State of New York, State Personal          3/15 at 100.00         AAA          1,776,905
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 -
                 AMBAC Insured

        2,250   Metropolitan Transportation Authority, New York, Transportation      11/15 at 100.00         AAA          2,398,995
                 Revenue Bonds, Series 2005B, 5.000%, 11/15/30 -
                 AMBAC Insured

        3,200   Metropolitan Transportation Authority, New York, Transportation      11/15 at 100.00           A          3,382,208
                 Revenue Bonds, Series 2005F, 5.000%, 11/15/30

        7,800   New York City Municipal Water Finance Authority, New York,           12/14 at 100.00         AAA          8,277,672
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2005B, 5.000%, 6/15/28 - AMBAC Insured

        3,225   New York City Sales Tax Asset Receivable Corporation,                10/14 at 100.00         AAA          3,443,978
                 New York, Dedicated Revenue Bonds, Local Government
                 Assistance Corporation, Series 2004A, 5.000%, 10/15/24 -
                 MBIA Insured

        5,570   New York City Transitional Finance Authority, New York,               2/14 at 100.00         AAA          5,922,637
                 Future Tax Secured Bonds, Fiscal Series 2004C,
                 5.000%, 2/01/22

        5,000   New York City, New York, General Obligation Bonds,                    6/13 at 100.00         AA-          5,463,400
                 Fiscal Series 2003J, 5.500%, 6/01/20

        5,000   New York City, New York, General Obligation Bonds,                    8/14 at 100.00         AA-          5,412,700
                 Fiscal Series 2004C, 5.250%, 8/15/20

        4,200   New York City, New York, General Obligation Bonds,                    3/15 at 100.00         AA-          4,432,428
                 Fiscal Series 2005J, 5.000%, 3/01/25

        7,000   New York City, New York, General Obligation Bonds,                    4/15 at 100.00         AA-          7,406,070
                 Fiscal Series 2005M, 5.000%, 4/01/24

                New York Dorm Authority, State Personal Income Tax Revenue
                Bonds, Education, Series 2006C:
        1,455    5.000%, 12/15/31 (WI/DD, Settling 11/16/06)                         12/16 at 100.00         AAA          1,561,913
        2,905    5.000%, 12/15/35 (WI/DD, Settling 11/16/06)                         12/16 at 100.00         AAA          3,108,495

        5,000   New York State Municipal Bond Bank Agency, Special School             6/13 at 100.00          A+          5,372,200
                 Purpose Revenue Bonds, Series 2003C, 5.250%, 12/01/19

                New York State Thruway Authority, General Revenue Bonds,
                Series 2005G:
        6,440    5.000%, 1/01/26 - FSA Insured                                        7/15 at 100.00         AAA          6,866,070
        3,000    4.750%, 1/01/29 - FSA Insured                                        7/15 at 100.00         AAA          3,106,530

        2,030   New York State Thruway Authority, Highway and Bridge Trust           10/15 at 100.00         AAA          2,189,619
                 Fund Bonds, Second Generation, Series 2005B,
                 5.000%, 4/01/21 - AMBAC Insured

        5,400   New York State Tobacco Settlement Financing Corporation,              6/10 at 100.00         AA-          5,716,710
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/16

        4,205   New York State Urban Development Corporation, State                   3/14 at 100.00         AAA          4,461,337
                 Personal Income Tax Revenue Bonds, Series 2004A-1,
                 5.000%, 3/15/23 - FGIC Insured

       16,445   Port Authority of New York and New Jersey, Special Project              No Opt. Call         AAA         19,174,705
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 7.000%, 12/01/12 - MBIA Insured (Alternative Minimum Tax)

        1,000   Rensselaer County Industrial Development Agency, New York,            3/16 at 100.00           A          1,061,590
                 Civic Facility Revenue Bonds, Rensselaer Polytechnic Institute,
                 Series 2006, 5.000%, 3/01/26

------------------------------------------------------------------------------------------------------------------------------------
       92,790   Total New York                                                                                          100,536,162
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 1.9% (1.3% OF TOTAL INVESTMENTS)

        2,795   Charlotte, North Carolina, FHA-Insured Mortgage Revenue              11/07 at 100.00         AAA          2,860,179
                 Bonds, Double Oaks Apartments, Series 1992, 7.350%, 5/15/26

        7,420   North Carolina Medical Care Commission, Health System                10/11 at 101.00          AA          7,828,174
                 Revenue Bonds, Mission St. Joseph's Health System,
                 Series 2001, 5.250%, 10/01/26

------------------------------------------------------------------------------------------------------------------------------------
       10,215   Total North Carolina                                                                                     10,688,353
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 1.7% (1.1% OF TOTAL INVESTMENTS)

        8,650   Cuyahoga County, Ohio, Hospital Revenue and Improvement               2/09 at 101.00      A- (4)          9,214,586
                 Bonds, MetroHealth System, Series 1999, 6.150%, 2/15/29
                 (Pre-refunded 2/15/09)


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OHIO (continued)

$         250   Port of Greater Cincinnati Development Authority, Ohio,              10/16 at 100.00         N/R     $      262,452
                 Economic Development Revenue Bonds, Sisters of Mercy of
                 the Americas, Series 2006, 5.000%, 10/01/25

------------------------------------------------------------------------------------------------------------------------------------
        8,900   Total Ohio                                                                                                9,477,038
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 0.8% (0.5% OF TOTAL INVESTMENTS)

                Norman Regional Hospital Authority, Oklahoma, Hospital
                Revenue Bonds, Series 2005:
          500    5.375%, 9/01/29                                                      9/16 at 100.00        BBB-            530,340
          750    5.375%, 9/01/36                                                      9/16 at 100.00        BBB-            790,958

        3,300   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding           12/08 at 100.00           B          3,350,028
                 Bonds, American Airlines Inc., Series 2000B, 6.000%, 6/01/35
                 (Mandatory put 12/01/08) (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,550   Total Oklahoma                                                                                            4,671,326
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 1.7% (1.1% OF TOTAL INVESTMENTS)

        3,000   Commonwealth Financing Authority, Pennsylvania, State                 6/16 at 100.00         AAA          3,218,250
                 Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 -
                 FSA Insured

        5,000   Philadelphia, Pennsylvania, General Obligation Bonds,                 3/11 at 100.00         AAA          5,304,800
                 Series 2001, 5.250%, 9/15/18 - FSA Insured

        1,000   St. Mary Hospital Authority, Pennsylvania, Health System             11/14 at 100.00          A1          1,084,700
                 Revenue Bonds, Catholic Health East, Series 2004B,
                 5.500%, 11/15/24

------------------------------------------------------------------------------------------------------------------------------------
        9,000   Total Pennsylvania                                                                                        9,607,750
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 0.7% (0.5% OF TOTAL INVESTMENTS)

        1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/15 at 100.00         AAA          1,060,920
                 Series 2005RR, 5.000%, 7/01/30 - XLCA Insured

        1,500   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          1,617,105
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40

        1,225   Puerto Rico Municipal Finance Agency, Series 2005C,                     No Opt. Call         AAA          1,400,922
                 5.250%, 8/01/21 - CIFG Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,725   Total Puerto Rico                                                                                         4,078,947
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 5.5% (3.6% OF TOTAL INVESTMENTS)

        2,410   Rhode Island Health and Educational Building Corporation,             5/07 at 102.00         AAA          2,483,601
                 Hospital Financing Revenue Bonds, Lifespan Obligated Group,
                 Series 1996, 5.750%, 5/15/23 - MBIA Insured

       21,590   Rhode Island Health and Educational Building Corporation,             5/07 at 102.00         AAA         22,269,868
                 Hospital Financing Revenue Bonds, Lifespan Obligated Group,
                 Series 1996, 5.750%, 5/15/23 (Pre-refunded 5/15/07) -
                 MBIA Insured

        5,610   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB          6,002,588
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.000%, 6/01/23

------------------------------------------------------------------------------------------------------------------------------------
       29,610   Total Rhode Island                                                                                       30,756,057
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 2.4% (1.6% OF TOTAL INVESTMENTS)

        2,000   Berkeley County School District, South Carolina, Installment         12/13 at 100.00          A-          2,103,040
                 Purchase Revenue Bonds, Securing Assets for Education,
                 Series 2003, 5.250%, 12/01/24

        4,405   Dorchester County School District 2, South Carolina, Installment     12/14 at 100.00           A          4,680,313
                 Purchase Revenue Bonds, GROWTH, Series 2004,
                 5.250%, 12/01/23

        6,500   South Carolina JOBS Economic Development Authority,                  11/12 at 100.00          A-          6,959,030
                 Economic Development Revenue Bonds, Bon Secours Health
                 System Inc., Series 2002A, 5.625%, 11/15/30

------------------------------------------------------------------------------------------------------------------------------------
       12,905   Total South Carolina                                                                                     13,742,383
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH DAKOTA - 0.3% (0.1% OF TOTAL INVESTMENTS)

        1,750   South Dakota Health and Educational Facilities Authority,            11/14 at 100.00          A+          1,891,505
                 Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                 5.500%, 11/01/31
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 1.2% (0.8% OF TOTAL INVESTMENTS)

        3,200   Johnson City Health and Educational Facilities Board,                 7/16 at 100.00        BBB+          3,435,424
                 Tennessee, Revenue Bonds, Mountain States Health Alliance,
                 Series 2006A, 5.500%, 7/01/36


                                       29


                    Nuveen Investment Quality Municipal Fund, Inc. (NQM) (continued)
                         Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE (continued)

$       3,000   Knox County Health, Educational and Housing Facilities                4/12 at 101.00        Baa3     $    3,325,440
                 Board, Tennessee, Hospital Revenue Bonds, Baptist Health
                 System of East Tennessee Inc., Series 2002, 6.500%, 4/15/31

------------------------------------------------------------------------------------------------------------------------------------
        6,200   Total Tennessee                                                                                           6,760,864
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 13.9% (9.2% OF TOTAL INVESTMENTS)

        3,135   Austin Housing Finance Corporation, Texas, GNMA                      12/10 at 105.00         Aaa          3,465,460
                 Collateralized Mortgage Loan Multifamily Housing Revenue
                 Bonds, Santa Maria Village Project, Series 2000A,
                 7.375%, 6/20/35 (Alternative Minimum Tax)

          635   Clear Creek Independent School District, Galveston and Harris         2/10 at 100.00         AAA            669,868
                 Counties, Texas, Unlimited Tax Schoolhouse and Refunding
                 Bonds, Series 2000, 5.500%, 2/15/22

       18,075   Clear Creek Independent School District, Galveston and Harris         2/10 at 100.00         AAA         19,161,850
                 Counties, Texas, Unlimited Tax Schoolhouse and Refunding
                 Bonds, Series 2000, 5.500%, 2/15/22 (Pre-refunded 2/15/10)

        4,915   Harris County Hospital District, Texas, Revenue Refunding               No Opt. Call         AAA          5,228,774
                 Bonds, Series 1990, 7.400%, 2/15/10 - AMBAC Insured

        1,885   Harris County Hospital District, Texas, Revenue Refunding               No Opt. Call         AAA          1,979,061
                 Bonds, Series 1990, 7.400%, 2/15/10 - AMBAC Insured (ETM)

        5,000   Harris County Hospital District, Texas, Revenue Refunding             8/10 at 100.00         AAA          5,375,300
                 Bonds, Series 2000, 6.000%, 2/15/14 - MBIA Insured

        2,256   Heart of Texas Housing Finance Corporation, GNMA                      6/10 at 105.00         AAA          2,472,215
                 Collateralized Mortgage Loan Revenue Bonds, Robinson
                 Garden Project, Series 2000A, 7.375%, 6/20/35 (Alternative
                 Minimum Tax)

       11,950   Houston, Texas, Junior Lien Water and Sewerage System                   No Opt. Call         AAA          6,009,416
                 Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/22 -
                 FSA Insured (ETM)

        4,680   Houston, Texas, Junior Lien Water and Sewerage System                   No Opt. Call         AAA          2,338,690
                 Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/22 -
                 FSA Insured

                Kerrville Health Facilities Development Corporation, Texas,
                Revenue Bonds, Sid Peterson Memorial Hospital Project, Series
                2005:
          800    5.250%, 8/15/21                                                        No Opt. Call        BBB-            842,912
        1,000    5.125%, 8/15/26                                                        No Opt. Call        BBB-          1,034,740

        1,000   Sabine River Authority, Texas, Pollution Control Revenue Bonds,      11/15 at 100.00        Baa2          1,037,470
                 TXU Electric Company, Series 2001C, 5.200%, 5/01/28

        3,960   Stafford Economic Development Corporation, Texas, Sales Tax           9/15 at 100.00         AAA          4,402,807
                 Revenue Bonds, Series 2000, 5.500%, 9/01/30 - FGIC Insured

        5,380   Tarrant County Health Facilities Development Corporation, Texas,     12/10 at 105.00         Aaa          6,056,589
                 GNMA Collateralized Mortgage Loan Revenue Bonds, Eastview
                 Nursing Home, Ebony Lake Nursing Center, Ft. Stockton Nursing
                 Center, Lynnhaven Nursing Center and Mission Oaks Manor,
                 Series 2000A-1, 7.500%, 12/20/22

                Texas Turnpike Authority, First Tier Revenue Bonds, Central
                Texas Turnpike System, Series 2002A:
       10,000    0.000%, 8/15/21 - AMBAC Insured                                        No Opt. Call         AAA          5,322,600
       12,000    0.000%, 8/15/23 - AMBAC Insured                                        No Opt. Call         AAA          5,807,400

        2,500   Tomball Hospital Authority, Texas, Hospital Revenue Bonds,            7/15 at 100.00        Baa3          2,564,375
                 Tomball Regional Hospital, Series 2005, 5.000%, 7/01/20

        3,965   Tyler Health Facilities Development Corporation, Texas, Hospital     11/07 at 102.00         AAA          4,110,317
                 Revenue Bonds, East Texas Medical Center Regional Healthcare
                 Center, Series 1997C, 5.600%, 11/01/27 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       93,136   Total Texas                                                                                              77,879,844
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,000   Amherst Industrial Development Authority, Virginia, Revenue           9/16 at 100.00         BBB          1,054,360
                 Bonds, Sweet Briar College, Series 2006, 5.000%, 9/01/26

        1,920   Virginia Beach Development Authority, Virginia, Multifamily          10/14 at 102.00         N/R          2,057,856
                 Residential Rental Housing Revenue Bonds, Hamptons and
                 Hampton Court Apartments, Series 1999, 7.500%, 10/01/39
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,920   Total Virginia                                                                                            3,112,216
------------------------------------------------------------------------------------------------------------------------------------


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 8.6% (5.7% OF TOTAL INVESTMENTS)

$      11,345   Chelan County Public Utility District 1, Washington, Columbia           No Opt. Call         AAA     $    6,658,494
                 River-Rock Island Hydro-Electric System Revenue Refunding
                 Bonds, Series 1997A, 0.000%, 6/01/19 - MBIA Insured

       17,075   Port of Seattle, Washington, Limited Tax General Obligation          12/10 at 100.00         AAA         18,193,071
                 Bonds, Series 2000B, 5.750%, 12/01/25 (Alternative
                 Minimum Tax)

       16,750   Port of Seattle, Washington, Revenue Bonds, Series 2000A,             8/10 at 100.00         AAA         17,931,880
                 5.625%, 2/01/30 (Pre-refunded 8/01/10) - MBIA Insured

        5,000   Port of Seattle, Washington, Revenue Bonds, Series 2001B,            10/11 at 100.00         AAA          5,371,900
                 5.625%, 4/01/17 - FGIC Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       50,170   Total Washington                                                                                         48,155,345
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 0.9% (0.6% OF TOTAL INVESTMENTS)

        5,000   Mason County, West Virginia, Pollution Control Revenue               10/11 at 100.00         BBB          5,176,900
                 Bonds, Appalachian Power Company, Series 2003L,
                 5.500%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 3.3% (2.2% OF TOTAL INVESTMENTS)

        7,220   Badger Tobacco Asset Securitization Corporation, Wisconsin,           6/12 at 100.00         BBB          7,806,192
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/27

          315   Wisconsin Health and Educational Facilities Authority,                5/16 at 100.00         BBB            321,328
                 Revenue Bonds, Divine Savior Healthcare, Series 2006,
                 5.000%, 5/01/32

                Wisconsin Health and Educational Facilities Authority, Revenue
                Bonds, Eagle River Memorial Hospital Inc., Series 2000:
        1,000    5.750%, 8/15/20 - RAAI Insured                                       8/10 at 101.00          AA          1,071,140
        3,000    5.875%, 8/15/30 - RAAI Insured                                       8/10 at 101.00          AA          3,226,500

        1,150   Wisconsin Health and Educational Facilities Authority,                5/14 at 100.00        BBB+          1,258,641
                 Revenue Bonds, Fort Healthcare Inc., Series 2004,
                 5.750%, 5/01/24

        4,600   Wisconsin State, General Obligation Bonds, Series 2006A,              5/16 at 100.00         AAA          4,794,672
                 4.750%, 5/01/25 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       17,285   Total Wisconsin                                                                                          18,478,473
------------------------------------------------------------------------------------------------------------------------------------


                WYOMING - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,500   Sweetwater County, Wyoming, Solid Waste Disposal Revenue             12/15 at 100.00        BBB-          2,658,975
                 Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
$     834,186   Total Long-Term Investments (cost $785,933,893) - 151.1%                                                848,309,071
=============-----------------------------------------------------------------------------------------------------------------------


                                       31

                    Nuveen Investment Quality Municipal Fund, Inc. (NQM) (continued)
                         Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.3% (0.1% OF TOTAL INVESTMENTS)

$         800   New York City, New York, General Obligation Bonds, Variable                                 A-1+     $      800,000
                 Rate Demand Obligations, Fiscal Series 2002A-7,
                 3.550%, 11/01/24 - AMBAC Insured (6)

          900   Puerto Rico Government Development Bank, Adjustable                                         A-1+            900,000
                 Refunding Bonds, Variable Rate Demand Obligations,
                 Series 1985, 3.410%, 12/01/15 - MBIA Insured (6)

------------------------------------------------------------------------------------------------------------------------------------
$       1,700   Total Short-Term Investments (cost $1,700,000)                                                            1,700,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $787,633,893) - 151.4%                                                          850,009,071
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                     12,462,357
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.6)%                                                       (301,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  561,471,428
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) On December 9, 2002, UAL Corporation ("UAL"), the holding company of Untied Air Lines, Inc., filed for federal bankruptcy protection. At that time, the Adviser determined that is was likely United would not remain current on their interest payment obligations with respect to these bonds and thus the Fund had stopped accruing interest. During July 2006, the Fund received all past due interest amounts on its UAL bonds and began accruing interest.

                    (6) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                    Nuveen Select Quality Municipal Fund, Inc. (NQS)
                    Portfolio of
                            INVESTMENTS October 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 3.9% (2.6% OF TOTAL INVESTMENTS)

$       4,000   Jefferson County, Alabama, Sewer Revenue Capital                      2/09 at 101.00         AAA     $    4,195,480
                 Improvement Warrants, Series 1999A, 5.375%, 2/01/36
                 (Pre-refunded 2/01/09) - FGIC Insured

       10,000   Lauderdale County and Florence Health Authority, Alabama,             7/10 at 102.00         AAA         10,930,800
                 Revenue Bonds, Coffee Health Group, Series 2000A,
                 6.000%, 7/01/29 - MBIA Insured

        5,155   Phenix City Industrial Development Board, Alabama,                    5/12 at 100.00         BBB          5,550,389
                 Environmental Improvement Revenue Bonds, MeadWestvaco
                 Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       19,155   Total Alabama                                                                                            20,676,669
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 0.4% (0.3% OF TOTAL INVESTMENTS)

        2,000   Kenai Peninsula Borough, Alaska, Revenue Bonds, Central               8/13 at 100.00         Aaa          2,126,900
                 Kenai Peninsula Hospital Service Area, Series 2003,
                 5.000%, 8/01/23 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 0.8% (0.5% OF TOTAL INVESTMENTS)

        3,750   Salt River Project Agricultural Improvement and Power District,      12/13 at 100.00         AAA          3,994,913
                 Arizona, Electric System Revenue Bonds, Series 2003,
                 5.000%, 12/01/18 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 1.0% (0.7% OF TOTAL INVESTMENTS)

        4,500   Little Rock, Arkansas, Hotel and Restaurant Gross Receipts              No Opt. Call          A3          5,326,605
                 Tax Refunding Bonds, Series 1993, 7.375%, 8/01/15
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 4.5% (3.0% OF TOTAL INVESTMENTS)

                Calexico Unified School District, Imperial County, California,
                General Obligation Bonds, Series 2005B:
        3,685    0.000%, 8/01/31 - FGIC Insured                                         No Opt. Call         AAA          1,230,864
        4,505    0.000%, 8/01/33 - FGIC Insured                                         No Opt. Call         AAA          1,366,367

          550   California Pollution Control Financing Authority, Remarketed          4/11 at 102.00         AAA            592,279
                 Revenue Bonds, Pacific Gas and Electric Company,
                 Series 1996A, 5.350%, 12/01/16 - MBIA Insured
                 (Alternative Minimum Tax)

        1,000   Coachella Valley Unified School District, Riverside County,             No Opt. Call         AAA            349,150
                 California, General Obligation Bonds, Series 2005A,
                 0.000%, 8/01/30 - FGIC Insured

                Colton Joint Unified School District, San Bernardino County,
                California, General Obligation Bonds, Series 2006C:
        3,200    0.000%, 2/01/30 - FGIC Insured                                        2/15 at 45.69         AAA            995,872
        6,800    0.000%, 2/01/35 - FGIC Insured                                        2/15 at 34.85         AAA          1,605,140

                Cupertino Union School District, Santa Clara County, California,
                General Obligation Bonds, Series 2003B:
        8,100    0.000%, 8/01/24 - FGIC Insured                                        8/13 at 58.68         AAA          3,512,727
       11,430    0.000%, 8/01/27 - FGIC Insured                                        8/13 at 49.98         AAA          4,200,296

        1,045   Lake Tahoe Unified School District, El Dorado County,                   No Opt. Call         Aaa            362,834
                 California, General Obligation Bonds, Series 2001B,
                 0.000%, 8/01/31 - MBIA Insured

        6,000   Placentia-Yorba Linda Unified School District, Orange County,           No Opt. Call         AAA          1,722,840
                 California, Certificates of Participation, Series 2006,
                 0.000%, 10/01/34 - FGIC Insured

        5,000   Riverside County Asset Leasing Corporation, California,                 No Opt. Call         AAA          2,186,850
                 Leasehold Revenue Bonds, Riverside County Hospital Project,
                 Series 1997, 0.000%, 6/01/25 - MBIA Insured

       12,615   San Joaquin Hills Transportation Corridor Agency, Orange                No Opt. Call         AAA          3,536,615
                 County, California, Toll Road Revenue Refunding Bonds,
                 Series 1997A, 0.000%, 1/15/35 - MBIA Insured

        5,000   Santa Monica Community College District, Los Angeles County,            No Opt. Call         AAA          1,937,500
                 California, General Obligation Bonds, Series 2005C,
                 0.000%, 8/01/26 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       68,930   Total California                                                                                         23,599,334
------------------------------------------------------------------------------------------------------------------------------------


                                       33

                    Nuveen Select Quality Municipal Fund, Inc. (NQS) (continued)
                         Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 10.4% (6.9% OF TOTAL INVESTMENTS)

$      11,000   Colorado Department of Transportation, Revenue Anticipation           6/10 at 100.50         AAA     $   11,955,240
                 Bonds, Series 2000, 6.000%, 6/15/15 (Pre-refunded 6/15/10) -
                 AMBAC Insured

        9,250   Colorado Health Facilities Authority, Remarketed Revenue             12/06 at 102.00         AAA          9,447,673
                 Bonds, Kaiser Permanente System, Series 1994A,
                 5.350%, 11/01/16 (ETM)

       16,995   Denver City and County, Colorado, Airport System Revenue             11/10 at 100.00         AAA         17,999,064
                 Refunding Bonds, Series 2000A, 5.625%, 11/15/23 -
                 AMBAC Insured (Alternative Minimum Tax)

        1,500   Denver Convention Center Hotel Authority, Colorado, Senior           11/16 at 100.00         AAA          1,514,370
                 Revenue Bonds, Convention Center Hotel, Series 2006,
                 4.625%, 12/01/30 - XLCA Insured

                E-470 Public Highway Authority, Colorado, Senior Revenue
                Bonds, Series 1997B:
        1,045    0.000%, 9/01/23 - MBIA Insured                                         No Opt. Call         AAA            503,930
        8,515    0.000%, 9/01/25 - MBIA Insured                                         No Opt. Call         AAA          3,730,762

        7,500   E-470 Public Highway Authority, Colorado, Senior Revenue                No Opt. Call         AAA          2,739,375
                 Bonds, Series 2000B, 0.000%, 9/01/29 - MBIA Insured

       13,000   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,          9/20 at 45.40         AAA          3,142,100
                 Series 2004B, 0.000%, 9/01/34 - MBIA Insured

       12,355   Northwest Parkway Public Highway Authority, Colorado,                  6/11 at 40.52         AAA          4,123,852
                 Senior Lien Revenue Bonds, Series 2001B, 0.000%, 6/15/26 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       81,160   Total Colorado                                                                                           55,156,366
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 1.8% (1.2% OF TOTAL INVESTMENTS)

        9,285   Connecticut Development Authority, Health Facilities Revenue          2/07 at 100.00         N/R          9,317,405
                 Refunding Bonds, Alzheimer's Resource Center of
                 Connecticut Inc., Series 1994A, 7.250%, 8/15/21
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 3.2% (2.1% OF TOTAL INVESTMENTS)

        3,045   District of Columbia Tobacco Settlement Corporation, Tobacco          5/11 at 101.00         BBB          3,284,428
                 Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24

                District of Columbia, General Obligation Bonds, Series 1998B:
        5,000    6.000%, 6/01/19 - MBIA Insured                                         No Opt. Call         AAA          5,989,200
        7,265    5.250%, 6/01/26 - FSA Insured                                        6/08 at 101.00         AAA          7,492,467

------------------------------------------------------------------------------------------------------------------------------------
       15,310   Total District of Columbia                                                                               16,766,095
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 1.6% (1.1% OF TOTAL INVESTMENTS)

                Lee County, Florida, Airport Revenue Bonds, Series 2000A:
        3,075    5.875%, 10/01/18 - FSA Insured (Alternative Minimum Tax)            10/10 at 101.00         AAA          3,325,182
        4,860    5.875%, 10/01/19 - FSA Insured (Alternative Minimum Tax)            10/10 at 101.00         AAA          5,255,410

------------------------------------------------------------------------------------------------------------------------------------
        7,935   Total Florida                                                                                             8,580,592
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 0.7% (0.5% OF TOTAL INVESTMENTS)

        3,750   Atlanta, Georgia, Airport General Revenue Bonds,                      1/10 at 101.00         AAA          3,957,262
                 Series 2000B, 5.625%, 1/01/30 - FGIC Insured (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 16.7% (11.1% OF TOTAL INVESTMENTS)

        7,555   Chicago Board of Education, Illinois, Unlimited Tax General          12/07 at 102.00         AAA          7,816,630
                 Obligation Bonds, Dedicated Tax Revenues, Series 1997A,
                 5.250%, 12/01/27 - AMBAC Insured

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Tax Revenues, Series 1997:
        4,000    5.750%, 12/01/20 (Pre-refunded 12/01/07) - AMBAC Insured            12/07 at 102.00         AAA          4,171,120
        9,230    5.750%, 12/01/27 (Pre-refunded 12/01/07) - AMBAC Insured            12/07 at 102.00         AAA          9,624,859
        1,070    5.750%, 12/01/27 (Pre-refunded 12/01/07) - AMBAC Insured            12/07 at 102.00         AAA          1,115,775

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
        3,665    0.000%, 12/01/25 - FGIC Insured                                        No Opt. Call         AAA          1,588,301
        1,375    0.000%, 12/01/31 - FGIC Insured                                        No Opt. Call         AAA            457,009

        5,865   Chicago, Illinois, General Obligation Bonds, Neighborhoods            7/10 at 101.00         AAA          6,500,766
                 Alive 21 Program, Series 2000A, 6.500%, 1/01/35
                 (Pre-refunded 7/01/10) - FGIC Insured


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$         570   Chicago, Illinois, General Obligation Refunding Bonds,               11/06 at 102.00         AAA     $      578,054
                 Series 1996B, 5.125%, 1/01/25 - FGIC Insured

       15,000   Chicago, Illinois, Second Lien Passenger Facility Charge              1/11 at 101.00         AAA         15,702,899
                 Revenue Bonds, O'Hare International Airport, Series 2001A,
                 5.375%, 1/01/32 - AMBAC Insured (Alternative Minimum Tax)

                Chicago, Illinois, Second Lien Passenger Facility Charge
                Revenue Bonds, O'Hare International Airport, Series 2001C:
        3,770    5.100%, 1/01/26 - AMBAC Insured (Alternative Minimum Tax)            1/11 at 101.00         AAA          3,891,432
        5,460    5.250%, 1/01/32 - AMBAC Insured (Alternative Minimum Tax)            1/11 at 101.00         AAA          5,677,199

       10,000   Illinois Health Facilities Authority, Revenue Bonds, Condell          5/12 at 100.00        Baa2         10,664,600
                 Medical Center, Series 2002, 5.750%, 5/15/22

        2,000   Illinois Health Facilities Authority, Revenue Bonds, Midwest          2/11 at 102.00         Aaa          2,153,900
                 Care Center I Inc., Series 2001, 5.950%, 2/20/36

        8,945   Lake and McHenry Counties Community Unit School                        1/15 at 74.44         Aaa          4,618,751
                 District 118, Wauconda, Illinois, General Obligation Bonds,
                 Series 2005B, 0.000%, 1/01/21 - FSA Insured

        9,000   McHenry County Community Unit School District 200,                      No Opt. Call         Aaa          4,438,530
                 Woodstock, Illinois, General Obligation Bonds, Series 2006B,
                 0.000%, 1/15/23 - FGIC Insured

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 2002A:
        6,500    0.000%, 12/15/23 - MBIA Insured                                        No Opt. Call         AAA          3,111,095
        2,920    5.000%, 12/15/28 - MBIA Insured                                      6/12 at 101.00         AAA          3,057,999
        1,100    0.000%, 12/15/35 - MBIA Insured                                        No Opt. Call         AAA            308,990

        7,500   Valley View Public Schools, Community Unit School                       No Opt. Call         AAA          3,262,125
                 District 365U of Will County, Illinois, General Obligation
                 Bonds, Series 2005, 0.000%, 11/01/25 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      105,525   Total Illinois                                                                                           88,740,034
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 1.7% (1.1% OF TOTAL INVESTMENTS)

          765   Indiana Housing Finance Authority, Single Family Mortgage             1/10 at 100.00         Aaa            786,344
                 Revenue Bonds, Series 2000D-3, 5.950%, 7/01/26
                 (Alternative Minimum Tax)

        7,660   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,         2/11 at 100.00         AAA          8,272,494
                 Memorial Health System, Series 2000, 5.625%, 8/15/33
                 (Pre-refunded 2/15/11) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,425   Total Indiana                                                                                             9,058,838
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 1.4% (0.9% OF TOTAL INVESTMENTS)

        3,500   Burlington, Kansas, Environmental Improvement Revenue Bonds,            No Opt. Call          A3          3,528,665
                 Kansas City Power and Light Company Project, Series 1998A,
                 4.750%, 9/01/15 (Mandatory put 10/01/07)

        3,790   Kansas Department of Transportation, Highway Revenue                  3/14 at 100.00         AAA          4,029,869
                 Bonds, Series 2004A, 5.000%, 3/01/23

------------------------------------------------------------------------------------------------------------------------------------
        7,290   Total Kansas                                                                                              7,558,534
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 1.5% (1.0% OF TOTAL INVESTMENTS)

        7,500   Maryland Health and Higher Educational Facilities Authority,          7/09 at 101.00      AA (4)          8,042,400
                 Revenue Bonds, Johns Hopkins University, Series 1999,
                 6.000%, 7/01/39 (Pre-refunded 7/01/09)
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 0.3% (0.1% OF TOTAL INVESTMENTS)

        1,045   Massachusetts Educational Finance Authority, Student Loan            12/09 at 101.00         AAA          1,053,600
                 Revenue Refunding Bonds, Series 2000G, 5.700%, 12/01/11 -
                 MBIA Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 8.5% (5.6% OF TOTAL INVESTMENTS)

       10,000   Detroit, Michigan, Sewerage Disposal System Revenue Bonds,            1/10 at 101.00         AAA         10,747,000
                 Series 1999A, 5.750%, 7/01/26 (Pre-refunded 1/01/10) -
                 FGIC Insured

        3,625   Fowlerville Community Schools, Ingham, Livingston and                 5/07 at 100.00         AAA          3,662,301
                 Shiawassee Counties, Michigan, School Building and Site
                 Bonds, Series 1996, 5.600%, 5/01/26 (Pre-refunded 5/01/07) -
                 MBIA Insured

        6,475   Michigan State Hospital Finance Authority, Hospital Revenue          11/09 at 101.00         AAA          6,935,178
                 Bonds, Ascension Health Credit Group, Series 1999A,
                 5.750%, 11/15/16 (Pre-refunded 11/15/09) - MBIA Insured

        3,275   Michigan State Hospital Finance Authority, Revenue Refunding          2/07 at 100.00         BB-          3,277,260
                 Bonds, Detroit Medical Center Obligated Group, Series 1993A,
                 6.500%, 8/15/18


                                       35


                    Nuveen Select Quality Municipal Fund, Inc. (NQS) (continued)
                         Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN (continued)

$       6,000   Michigan Strategic Fund, Collateralized Limited Obligation            9/11 at 100.00          A3     $    6,360,180
                 Pollution Control Revenue Refunding Bonds, Fixed Rate
                 Conversion, Detroit Edison Company, Series 1999C,
                 5.650%, 9/01/29 (Alternative Minimum Tax)

        7,500   Michigan Strategic Fund, Limited Obligation Revenue Refunding        12/12 at 100.00         AAA          7,984,875
                 Bonds, Detroit Edison Company, Series 2002C,
                 5.450%, 12/15/32 - XLCA Insured (Alternative Minimum Tax)

        5,900   Royal Oak Hospital Finance Authority, Michigan, Hospital             11/11 at 100.00         AAA          6,182,728
                 Revenue Bonds, William Beaumont Hospital, Series 2001M,
                 5.250%, 11/15/35 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       42,775   Total Michigan                                                                                           45,149,522
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 1.9% (1.3% OF TOTAL INVESTMENTS)

        7,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA          7,357,070
                 Minnesota, Airport Revenue Bonds, Series 2001A,
                 5.250%, 1/01/32 - FGIC Insured

        2,855   Minnesota Housing Finance Agency, Single Family Mortgage              7/09 at 100.00         AA+          2,865,135
                 Revenue Bonds, Series 2000C, 6.100%, 7/01/30 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        9,855   Total Minnesota                                                                                          10,222,205
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,475   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R          2,537,717
                 Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 0.7% (0.4% OF TOTAL INVESTMENTS)

        5,000   Kansas City Municipal Assistance Corporation, Missouri,                 No Opt. Call         AAA          1,961,150
                 Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 -
                 AMBAC Insured

        1,500   Missouri-Illinois Metropolitan District Bi-State Development         10/13 at 100.00         AAA          1,578,225
                 Agency, Mass Transit Sales Tax Appropriation Bonds,
                 Metrolink Cross County Extension Project, Series 2002B,
                 5.000%, 10/01/32 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,500   Total Missouri                                                                                            3,539,375
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 0.0% (0.0% OF TOTAL INVESTMENTS)

          185   Nebraska Investment Finance Authority, Single Family Housing          3/07 at 100.00         AAA            187,357
                 Revenue Bonds, Series 1995A, 6.800%, 3/01/35 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 6.7% (4.5% OF TOTAL INVESTMENTS)

        4,885   Clark County, Nevada, Limited Tax General Obligation Bank             7/10 at 100.00     AA+ (4)          5,210,390
                 Bonds, Series 2000, 5.500%, 7/01/18 (Pre-refunded 7/01/10)

        7,500   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,         7/10 at 101.00         AAA          8,190,675
                 Series 1999A, 6.000%, 7/01/29 (Pre-refunded 7/01/10) -
                 MBIA Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                2000:
        1,950    5.625%, 1/01/32 - AMBAC Insured                                      1/10 at 102.00         AAA          2,090,342
        2,000    5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00         AAA          2,084,540

       10,750   Truckee Meadows Water Authority, Nevada, Water Revenue                7/11 at 100.00         AAA         11,531,418
                 Bonds, Series 2001A, 5.250%, 7/01/34
                 (Pre-refunded 7/01/11) - FSA Insured

        6,000   Washoe County, Nevada, Reno-Sparks Convention and Visitors            1/10 at 100.00         AAA          6,503,100
                 Authority, Limited Tax General Obligation Bonds, Series 1999A,
                 6.375%, 7/01/23 (Pre-refunded 1/01/10) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       33,085   Total Nevada                                                                                             35,610,465
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 7.5% (5.0% OF TOTAL INVESTMENTS)

        2,400   New Jersey Health Care Facilities Financing Authority,                7/10 at 101.00        BBB-          2,682,192
                 Revenue Bonds, Trinitas Hospital Obligated Group,
                 Series 2000, 7.500%, 7/01/30

       17,670   New Jersey Housing and Mortgage Finance Agency, Home                 10/10 at 100.00         AAA         18,431,399
                 Buyer Program Revenue Bonds, Series 2000CC,
                 5.850%, 10/01/25 - MBIA Insured (Alternative Minimum Tax)

        3,000   New Jersey Housing and Mortgage Finance Agency,                      11/07 at 101.50         AAA          3,094,590
                 Multifamily Housing Revenue Bonds, Series 1997A,
                 5.550%, 5/01/27 - AMBAC Insured (Alternative Minimum Tax)


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY (continued)

$      20,000   New Jersey Transportation Trust Fund Authority, Transportation          No Opt. Call         AAA     $    6,208,400
                 System Bonds, Series 2006C, 0.000%, 12/15/33 - FSA Insured

        8,660   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         BBB          9,204,194
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32

------------------------------------------------------------------------------------------------------------------------------------
       51,730   Total New Jersey                                                                                         39,620,775
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 4.5% (3.0% OF TOTAL INVESTMENTS)

        8,500   Farmington, New Mexico, Pollution Control Revenue Refunding           4/07 at 100.50         BBB          8,534,340
                 Bonds, Public Service Company of New Mexico - San Juan
                 Project, Series 1997B, 5.800%, 4/01/22

                New Mexico Hospital Equipment Loan Council, Hospital
                Revenue Bonds, Presbyterian Healthcare Services, Series 2001A:
        8,000    5.500%, 8/01/25 (Pre-refunded 8/01/11)                               8/11 at 101.00     AA- (4)          8,705,120
        6,200    5.500%, 8/01/30 (Pre-refunded 8/01/11)                               8/11 at 101.00     AA- (4)          6,746,468

------------------------------------------------------------------------------------------------------------------------------------
       22,700   Total New Mexico                                                                                         23,985,928
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 13.5% (9.0% OF TOTAL INVESTMENTS)

        5,650   Dormitory Authority of the State of New York, Improvement             8/09 at 101.00         AAA          5,943,009
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 1999D, 5.250%, 8/15/24 - FSA Insured

       10,000   Dormitory Authority of the State of New York, New York City,          5/10 at 101.00      A+ (4)         10,917,100
                 Lease Revenue Bonds, Court Facilities, Series 1999,
                 6.000%, 5/15/39 (Pre-refunded 5/15/10)

        7,000   Metropolitan Transportation Authority, New York, State                7/12 at 100.00         AA-          7,395,360
                 Service Contract Refunding Bonds, Series 2002A,
                 5.125%, 1/01/29

        5,000   New York City Municipal Water Finance Authority, New York,            6/09 at 101.00         AAA          5,184,750
                 Water and Sewerage System Revenue Bonds,
                 Fiscal Series 1999B, 5.000%, 6/15/29 - FSA Insured

        6,000   New York City Municipal Water Finance Authority, New York,            6/09 at 101.00         AAA          6,356,580
                 Water and Sewerage System Revenue Bonds,
                 Fiscal Series 2000A, 5.500%, 6/15/32
                 (Pre-refunded 6/15/09) - FGIC Insured

        2,255   New York City Transit Authority, New York, Metropolitan               1/10 at 101.00         AAA          2,427,688
                 Transportation Authority, Triborough Bridge and Tunnel
                 Authority, Certificates of Participation, Series 2000A,
                 5.750%, 1/01/20 (Pre-refunded 1/01/10) -AMBAC Insured

        9,750   New York City Transitional Finance Authority, New York,               5/10 at 101.00         AAA         10,640,760
                 Future Tax Secured Bonds, Fiscal Series 2000B,
                 6.000%, 11/15/29 (Pre-refunded 5/15/10)

        9,290   New York City, New York, General Obligation Bonds,                   10/07 at 101.00         Aaa          9,600,100
                 Fiscal Series 1997G, 6.000%, 10/15/26 (Pre-refunded 10/15/07)

        5,400   New York State Mortgage Agency, Homeowner Mortgage                    3/09 at 101.00         Aa1          5,521,230
                 Revenue Bonds, Series 79, 5.300%, 4/01/29 (Alternative
                 Minimum Tax)

        3,055   New York State Urban Development Corporation, Subordinate             7/08 at 100.00         AAA          3,120,683
                 Lien Corporate Purpose Refunding Bonds, Series 1996,
                 5.500%, 7/01/26

        4,490   New York State Urban Development Corporation, Subordinate             7/08 at 100.00         Aaa          4,633,545
                 Lien Corporate Purpose Refunding Bonds, Series 1996,
                 5.500%, 7/01/26 (Pre-refunded 7/01/08)

------------------------------------------------------------------------------------------------------------------------------------
       67,890   Total New York                                                                                           71,740,805
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 3.5% (2.3% OF TOTAL INVESTMENTS)

       18,555   North Carolina Eastern Municipal Power Agency, Power                  1/07 at 100.00         AAA         18,581,532
                 System Revenue Refunding Bonds, Series 1993B,
                 5.500%, 1/01/17 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                NORTH DAKOTA - 2.0% (1.3% OF TOTAL INVESTMENTS)

       10,490   Grand Forks, North Dakota, Sales Tax Revenue Bonds,                  12/07 at 100.00         AAA         10,730,955
                 Aurora Project, Series 1997A, 5.625%, 12/15/29
                 (Pre-refunded 12/15/07) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 2.1% (1.4% OF TOTAL INVESTMENTS)

                Montgomery County, Ohio, Hospital Facilities Revenue Bonds,
                Kettering Medical Center, Series 1999:
        5,000    6.750%, 4/01/18 (Pre-refunded 4/01/10)                               4/10 at 101.00       A (4)          5,540,200
        5,000    6.750%, 4/01/22 (Pre-refunded 4/01/10)                               4/10 at 101.00       A (4)          5,540,200


                                       37

                    Nuveen Select Quality Municipal Fund, Inc. (NQS) (continued)
                         Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OHIO (continued)

$         295   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa     $      297,885
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2000C, 6.050%, 3/01/32 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       10,295   Total Ohio                                                                                               11,378,285
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 2.3% (1.6% OF TOTAL INVESTMENTS)

        2,235   Oklahoma Development Finance Authority, Revenue Bonds,                2/14 at 100.00          AA          2,336,849
                 St. John Health System, Series 2004, 5.000%, 2/15/24

       10,000   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding           12/08 at 100.00           B         10,083,300
                 Bonds, American Airlines Inc., Series 2001B,
                 5.650%, 12/01/35 (Mandatory put 12/01/08)
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       12,235   Total Oklahoma                                                                                           12,420,149
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 0.0% (0.0% OF TOTAL INVESTMENTS)

           95   Delaware River Port Authority, New Jersey and Pennsylvania,           1/10 at 100.00         AAA            100,823
                 Revenue Bonds, Series 1999, 5.750%, 1/01/15 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 0.5% (0.3% OF TOTAL INVESTMENTS)

        3,000   Puerto Rico Public Buildings Authority, Guaranteed Government         7/17 at 100.00         AAA          2,495,400
                 Facilities Revenue Refunding Bonds, Series 2002D,
                 0.000%, 7/01/31 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 9.5% (6.3% OF TOTAL INVESTMENTS)

                Greenville County School District, South Carolina, Installment
                Purchase Revenue Bonds, Series 2002:
        5,500    6.000%, 12/01/21 (Pre-refunded 12/01/12)                            12/12 at 101.00     AA- (4)          6,248,165
        4,500    6.000%, 12/01/21 (Pre-refunded 12/01/12)                            12/12 at 101.00     AA- (4)          5,112,135

        3,750   Greenwood County, South Carolina, Hospital Revenue Bonds,            10/11 at 100.00           A          3,948,225
                 Self Memorial Hospital, Series 2001, 5.500%, 10/01/31

        2,500   Lexington County Health Service District, South Carolina,            11/13 at 100.00           A          2,713,975
                 Hospital Revenue Refunding and Improvement Bonds,
                 Series 2003, 5.750%, 11/01/28

        2,825   Medical University Hospital Authority, South Carolina,                8/14 at 100.00         AAA          3,052,271
                 FHA-Insured Mortgage Revenue Bonds, Series 2004A,
                 5.250%, 2/15/22 - MBIA Insured

       21,565   Piedmont Municipal Power Agency, South Carolina, Electric               No Opt. Call         AAA          7,709,056
                 Revenue Bonds, Series 2004A-2, 0.000%, 1/01/30 -
                 AMBAC Insured

        1,265   South Carolina Housing Finance and Development Authority,             6/10 at 100.00         Aaa          1,293,943
                 Mortgage Revenue Bonds, Series 2000A-2,
                 6.000%, 7/01/20 - FSA Insured (Alternative Minimum Tax)

                Tobacco Settlement Revenue Management Authority,
                South Carolina, Tobacco Settlement Asset-Backed Bonds,
                Series 2001B:
       11,530    6.000%, 5/15/22                                                      5/11 at 101.00         BBB         12,321,419
        4,000    6.375%, 5/15/28                                                      5/11 at 101.00         BBB          4,342,360
        3,000    6.375%, 5/15/30                                                        No Opt. Call         BBB          3,507,000

------------------------------------------------------------------------------------------------------------------------------------
       60,435   Total South Carolina                                                                                     50,248,549
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH DAKOTA - 2.1% (1.4% OF TOTAL INVESTMENTS)

        5,550   Sioux Falls, South Dakota, Industrial Revenue Refunding              10/14 at 100.00         AAA          6,823,892
                 Bonds, Great Plains Hotel Corporation, Series 1989,
                 8.500%, 11/01/16 (Pre-refunded 10/15/14) (Alternative
                 Minimum Tax)

        2,410   South Dakota Education Loans Inc., Revenue Bonds,                     6/08 at 102.00          A2          2,508,159
                 Subordinate Series 1998-1K, 5.600%, 6/01/20 (Alternative
                 Minimum Tax)

        1,750   South Dakota Health and Educational Facilities Authority,            11/14 at 100.00          A+          1,891,505
                 Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                 5.500%, 11/01/31

------------------------------------------------------------------------------------------------------------------------------------
        9,710   Total South Dakota                                                                                       11,223,556
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 6.7% (4.4% OF TOTAL INVESTMENTS)

        5,000   Knox County Health, Educational and Housing Facilities                4/12 at 101.00        Baa3          5,542,400
                 Board, Tennessee, Hospital Revenue Bonds, Baptist Health
                 System of East Tennessee Inc., Series 2002, 6.500%, 4/15/31

       20,060   Knox County Health, Educational and Housing Facilities Board,          1/13 at 80.49         AAA         12,397,882
                 Tennessee, Hospital Revenue Refunding Bonds, Covenant
                 Health, Series 2002A, 0.000%, 1/01/17 - FSA Insured


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE (continued)

$      12,500   Metropolitan Government of Nashville-Davidson County                 11/09 at 101.00         AAA     $   13,419,875
                 Health and Educational Facilities Board, Tennessee, Revenue
                 Bonds, Ascension Health Credit Group, Series 1999A,
                 5.875%, 11/15/28 (Pre-refunded 11/15/09) - AMBAC Insured

                Tennessee Housing Development Agency, Homeownership
                Program Bonds, Series 2000-1:
        1,785    5.750%, 7/01/10 (Alternative Minimum Tax)                              No Opt. Call          AA          1,789,927
        2,145    6.000%, 7/01/13 - MBIA Insured (Alternative Minimum Tax)             7/10 at 101.00         AAA          2,152,229

------------------------------------------------------------------------------------------------------------------------------------
       41,490   Total Tennessee                                                                                          35,302,313
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 15.3% (10.1% OF TOTAL INVESTMENTS)

        5,110   Brazos River Authority, Texas, Pollution Control Revenue              4/13 at 101.00        Baa2          5,977,525
                 Refunding Bonds, TXU Electric Company, Series 1999C,
                 7.700%, 3/01/32 (Alternative Minimum Tax)

        7,925   Brazos River Authority, Texas, Pollution Control Revenue                No Opt. Call        Baa2          8,432,676
                 Refunding Bonds, TXU Electric Company, Series 2001C,
                 5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative
                 Minimum Tax)

        4,500   Brazos River Authority, Texas, Revenue Bonds, Reliant                12/08 at 102.00        BBB-          4,790,430
                 Energy Inc., Series 1999B, 7.750%, 12/01/18

        4,080   Central Texas Regional Mobility Authority, Travis and                 1/15 at 100.00         AAA          4,276,126
                 Williamson Counties, Toll Road Revenue Bonds, Series 2005,
                 5.000%, 1/01/35 - FGIC Insured

        5,500   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax              12/11 at 100.00         AAA          5,698,055
                 Revenue Bonds, Series 2001, 5.000%, 12/01/31 -
                 AMBAC Insured

        2,000   Ennis Independent School District, Ellis County, Texas,                8/16 at 54.64         Aaa            692,880
                 General Obligation Bonds, Series 2006, 0.000%, 8/15/28

        1,550   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal            4/11 at 101.00        BBB-          1,676,356
                 Revenue Bonds, Valero Energy Corporation, Series 2001,
                 6.650%, 4/01/32 (Alternative Minimum Tax)

        5,000   Houston Community College, Texas, Limited Tax General                 2/13 at 100.00         AAA          5,234,250
                 Obligation Bonds, Series 2003, 5.000%, 2/15/26 - AMBAC Insured

        4,590   Houston, Texas, Subordinate Lien Airport System Revenue               7/10 at 100.00         AAA          4,847,361
                 Bonds, Series 2000A, 5.625%, 7/01/30 - FSA Insured
                 (Alternative Minimum Tax)

        5,000   Katy Independent School District, Harris, Fort Bend and Waller        2/12 at 100.00         AAA          5,193,650
                 Counties, Texas, General Obligation Bonds, Series 2002A,
                 5.000%, 2/15/27

        9,000   Matagorda County Navigation District 1, Texas, Collateralized           No Opt. Call         AAA         10,015,290
                 Revenue Refunding Bonds, Houston Light and Power Company,
                 Series 1997, 5.125%, 11/01/28 - AMBAC Insured (Alternative
                 Minimum Tax)

          775   Panhandle Regional Housing Finance Corporation, Texas,               11/06 at 100.00         AAA            775,093
                 GNMA Mortgage-Backed Securities Program Single Family
                 Mortgage Revenue Bonds, Series 1991A, 7.500%, 5/01/24
                 (Alternative Minimum Tax)

        4,700   Sam Rayburn Municipal Power Agency, Texas, Power Supply              10/12 at 100.00        Baa2          5,000,988
                 System Revenue Refunding Bonds, Series 2002A,
                 6.000%, 10/01/21

        5,500   Spring Independent School District, Harris County, Texas,             8/11 at 100.00         AAA          5,702,015
                 Unlimited Tax Schoolhouse Bonds, Series 2001,
                 5.000%, 8/15/26

        4,520   Texas, General Obligation Bonds, Water Financial Assistance,          8/09 at 100.00         Aa1          4,730,587
                 State Participation Program, Series 1999C, 5.500%, 8/01/35

                White Settlement Independent School District, Tarrant County,
                Texas, General Obligation Bonds, Series 2006:
        9,110    0.000%, 8/15/36                                                       8/15 at 33.75         AAA          2,043,829
        9,110    0.000%, 8/15/41                                                       8/15 at 25.73         AAA          1,551,251
        7,110    0.000%, 8/15/45                                                       8/15 at 20.76         AAA            975,421

        2,500   Winter Garden Housing Finance Corporation, Texas,                     4/07 at 100.00         AAA          2,532,950
                 GNMA/FNMA Mortgage-Backed Securities Program Single
                 Family Mortgage Revenue Bonds, Series 1994,
                 6.950%, 10/01/27 (Alternative Minimum Tax)

        2,000   Wylie Independent School District, Taylor County, Texas,               8/15 at 57.10         AAA            765,040
                 General Obligation Bonds, Series 2005, 0.000%, 8/15/26

------------------------------------------------------------------------------------------------------------------------------------
       99,580   Total Texas                                                                                              80,911,773
------------------------------------------------------------------------------------------------------------------------------------


                                       39


                    Nuveen Select Quality Municipal Fund, Inc. (NQS) (continued)
                         Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 3.8% (2.5% OF TOTAL INVESTMENTS)

$       3,565   Utah Associated Municipal Power Systems, Revenue Bonds,               4/13 at 100.00         AAA     $    3,777,296
                 Payson Power Project, Series 2003A, 5.000%, 4/01/24 -
                 FSA Insured

       16,050   Utah County, Utah, Hospital Revenue Bonds, IHC Health                 8/07 at 101.00         AAA         16,413,050
                 Services Inc., Series 1997, 5.250%, 8/15/26 -
                 MBIA Insured (ETM)

------------------------------------------------------------------------------------------------------------------------------------
       19,615   Total Utah                                                                                               20,190,346
------------------------------------------------------------------------------------------------------------------------------------


                VERMONT - 1.9% (1.3% OF TOTAL INVESTMENTS)

                Vermont Educational and Health Buildings Financing Agency,
                Revenue Bonds, Fletcher Allen Health Care Inc., Series 2000A:
        3,720    6.125%, 12/01/15 - AMBAC Insured                                    12/10 at 101.00         AAA          4,090,884
        4,265    6.250%, 12/01/16 - AMBAC Insured                                    12/10 at 101.00         AAA          4,693,206

        1,450   Vermont Housing Finance Agency, Single Family Housing Bonds,         11/09 at 100.00         AAA          1,463,123
                 Series 2000-13A, 5.950%, 11/01/25 - FSA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        9,435   Total Vermont                                                                                            10,247,213
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 3.3% (2.2% OF TOTAL INVESTMENTS)

        8,810   Chelan County Public Utility District 1, Washington, Hydro            7/11 at 101.00         AAA          9,483,172
                 Consolidated System Revenue Bonds, Series 2001A,
                 5.600%, 1/01/36 - MBIA Insured (Alternative Minimum Tax)

        7,225   Port of Seattle, Washington, Special Facility Revenue Bonds,          3/10 at 101.00         AAA          7,761,529
                 Terminal 18, Series 1999B, 6.000%, 9/01/20 -
                 MBIA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       16,035   Total Washington                                                                                         17,244,701
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 1.0% (0.6% OF TOTAL INVESTMENTS)

        5,000   Mason County, West Virginia, Pollution Control Revenue               10/11 at 100.00         BBB          5,176,900
                 Bonds, Appalachian Power Company, Series 2003L,
                 5.500%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 3.2% (2.1% OF TOTAL INVESTMENTS)

        8,470   Badger Tobacco Asset Securitization Corporation, Wisconsin,           6/12 at 100.00         BBB          9,157,679
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/27

        5,000   Madison, Wisconsin, Industrial Development Revenue                    4/12 at 100.00         AA-          5,392,000
                 Refunding Bonds, Madison Gas and Electric Company Projects,
                 Series 2002A, 5.875%, 10/01/34 (Alternative Minimum Tax)

        2,100   Wisconsin Health and Educational Facilities Authority, Revenue        8/13 at 100.00          A-          2,179,023
                 Bonds, Wheaton Franciscan Services Inc., Series 2003A,
                 5.125%, 8/15/33

------------------------------------------------------------------------------------------------------------------------------------
       15,570   Total Wisconsin                                                                                          16,728,702
------------------------------------------------------------------------------------------------------------------------------------
$     914,295   Total Investments (cost $741,378,330) - 150.9%                                                          799,530,893
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                      9,464,994
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.6)%                                                       (279,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  529,995,887
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                    Nuveen Quality Income Municipal Fund, Inc. (NQU)
                    Portfolio of
                            INVESTMENTS October 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 3.1% (2.1% OF TOTAL INVESTMENTS)

$       3,500   Bessemer Governmental Utility Services Corporation, Alabama,          6/08 at 102.00         AAA     $    3,641,645
                 Water Supply Revenue Bonds, Series 1998, 5.200%, 6/01/24 -
                 MBIA Insured

                Jefferson County, Alabama, Sewer Revenue Capitol Improvement
                Warrants, Series 2001A:
        7,475    5.500%, 2/01/31 (Pre-refunded 2/01/11) - FGIC Insured                2/11 at 101.00         AAA          8,110,824
        6,340    5.500%, 2/01/31 (Pre-refunded 2/01/11) - FGIC Insured                2/11 at 101.00         AAA          6,866,220
        6,970    5.500%, 2/01/31 (Pre-refunded 2/01/11) - FGIC Insured                2/11 at 101.00         AAA          7,562,868

------------------------------------------------------------------------------------------------------------------------------------
       24,285   Total Alabama                                                                                            26,181,557
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 0.9% (0.6% OF TOTAL INVESTMENTS)

        6,110   Alaska Housing Finance Corporation, General Housing Purpose          12/14 at 100.00         AAA          6,426,926
                 Bonds, Series 2005A, 5.000%, 12/01/27 - FGIC Insured

        1,500   Northern Tobacco Securitization Corporation, Alaska, Tobacco          6/14 at 100.00        Baa3          1,520,250
                 Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46

------------------------------------------------------------------------------------------------------------------------------------
        7,610   Total Alaska                                                                                              7,947,176
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 1.8% (1.2% OF TOTAL INVESTMENTS)

        5,350   Arizona Tourism and Sports Authority, Tax Revenue Bonds,              7/13 at 100.00         Aaa          5,610,599
                 Multipurpose Stadium Facility Project, Series 2003A,
                 5.000%, 7/01/28 - MBIA Insured

        1,000   Mesa, Arizona, Utility System Revenue Refunding Bonds,                  No Opt. Call         AAA          1,127,540
                 Series 2002, 5.250%, 7/01/17 - FGIC Insured

        8,010   Salt River Project Agricultural Improvement and Power District,       1/12 at 101.00         Aa1          8,475,141
                 Arizona, Electric System Revenue Refunding Bonds,
                 Series 2002A, 5.125%, 1/01/27

------------------------------------------------------------------------------------------------------------------------------------
       14,360   Total Arizona                                                                                            15,213,280
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 1.0% (0.6% OF TOTAL INVESTMENTS)

                Arkansas Development Finance Authority, Tobacco Settlement
                Revenue Bonds, Arkansas Cancer Research Center Project,
                Series 2006:
        2,500    0.000%, 7/01/36 - AMBAC Insured                                        No Opt. Call         Aaa            650,500
       19,800    0.000%, 7/01/46 - AMBAC Insured                                        No Opt. Call         Aaa          3,151,764

        4,000   University of Arkansas, Fayetteville, Revenue Bonds, Medical         11/14 at 100.00         Aaa          4,222,480
                 Sciences Campus, Series 2004B, 5.000%, 11/01/34 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       26,300   Total Arkansas                                                                                            8,024,744
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 8.8% (5.8% OF TOTAL INVESTMENTS)

        1,000   California Department of Water Resources, Power Supply                5/12 at 101.00         Aaa          1,121,280
                 Revenue Bonds, Series 2002A, 5.750%, 5/01/17
                 (Pre-refunded 5/01/12)

        6,000   California Health Facilities Financing Authority, Health Facility     3/13 at 100.00           A          6,168,360
                 Revenue Bonds, Adventist Health System/West, Series 2003A,
                 5.000%, 3/01/33

        3,450   California Infrastructure Economic Development Bank, Revenue         10/11 at 101.00          A-          3,610,322
                 Bonds, J. David Gladstone Institutes, Series 2001,
                 5.250%, 10/01/34

        8,335   California State, General Obligation Bonds, Series 2006,              3/16 at 100.00         AAA          9,065,146
                 Residuals Series 1005, 6.805%, 3/01/35 - MBIA Insured (IF)

        1,360   California Statewide Community Development Authority,                 7/15 at 100.00        BBB+          1,437,452
                 Revenue Bonds, Daughters of Charity Health System,
                 Series 2005A, 5.250%, 7/01/30

       14,600   California, General Obligation Bonds, Series 2003,                    8/13 at 100.00          A+         15,620,248
                 5.250%, 2/01/28

        5,000   California, General Obligation Veterans Welfare Bonds,               12/06 at 100.00         AA-          5,068,700
                 Series 1997BH, 5.600%, 12/01/32 (Alternative Minimum Tax)


                                       41

                    Nuveen Quality Income Municipal Fund, Inc. (NQU) (continued)
                         Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$      10,000   California, Various Purpose General Obligation Bonds,                 4/09 at 101.00         AAA     $   10,139,600
                 Series 1999, 4.750%, 4/01/29 - MBIA Insured

        8,500   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00         AAA          8,793,505
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 -
                 MBIA Insured

       30,000   San Joaquin Hills Transportation Corridor Agency, Orange                No Opt. Call         AAA          8,410,500
                 County, California, Toll Road Revenue Refunding Bonds,
                 Series 1997A, 0.000%, 1/15/35 - MBIA Insured

        1,500   San Jose Redevelopment Agency, California, Tax Allocation             8/10 at 101.00         AAA          1,550,700
                 Bonds, Merged Area Redevelopment Project, Series 2002,
                 5.000%, 8/01/32 - MBIA Insured

        3,000   San Mateo County Community College District, California,                No Opt. Call         AAA          1,055,820
                 General Obligation Bonds, Series 2006C, 0.000%, 9/01/30 -
                 MBIA Insured

        1,500   Tobacco Securitization Authority of Northern California,              6/15 at 100.00         BBB          1,586,610
                 Tobacco Settlement Asset-Backed Bonds, Series 2005A-1,
                 5.500%, 6/01/45

------------------------------------------------------------------------------------------------------------------------------------
       94,245   Total California                                                                                         73,628,243
------------------------------------------------------------------------------------------------------------------------------------

                COLORADO - 5.1% (3.3% OF TOTAL INVESTMENTS)

       10,000   Denver City and County, Colorado, Airport System Revenue             11/10 at 100.00         AAA         10,590,800
                 Refunding Bonds, Series 2000A, 5.625%, 11/15/23 -
                 AMBAC Insured (Alternative Minimum Tax)

       12,000   E-470 Public Highway Authority, Colorado, Senior Revenue              9/07 at 101.00         AAA         12,182,640
                 Bonds, Series 1997A, 4.750%, 9/01/23 - MBIA Insured

        5,385   E-470 Public Highway Authority, Colorado, Senior Revenue                No Opt. Call         AAA          2,249,530
                 Bonds, Series 1997B, 0.000%, 9/01/26 - MBIA Insured

       14,400   E-470 Public Highway Authority, Colorado, Senior Revenue               9/10 at 65.63         AAA          8,192,736
                 Bonds, Series 2000B, 0.000%, 9/01/17 (Pre-refunded 9/01/10) -
                 MBIA Insured

        8,740   Larimer County School District R1, Poudre, Colorado, General         12/10 at 100.00         AAA          9,264,924
                 Obligation Bonds, Series 2000, 5.125%, 12/15/19
                 (Pre-refunded 12/15/10) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       50,525   Total Colorado                                                                                           42,480,630
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 0.6% (0.3% OF TOTAL INVESTMENTS)

        4,395   Bridgeport, Connecticut, General Obligation Bonds,                    8/11 at 100.00         AAA          4,754,203
                 Series 2001C, 5.375%, 8/15/17 (Pre-refunded 8/15/11) -
                 FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        5,000   Washington Convention Center Authority, District of Columbia,        10/08 at 101.00         AAA          5,186,200
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998,
                 5.250%, 10/01/17 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 0.9% (0.6% OF TOTAL INVESTMENTS)

        2,250   Dade County, Florida, Water and Sewerage System Revenue              10/07 at 102.00         AAA          2,328,548
                 Bonds, Series 1997, 5.375%, 10/01/16 - FGIC Insured

        5,000   Orange County Health Facilities Authority, Florida, Hospital         11/10 at 101.00      A+ (4)          5,568,750
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated
                 Group, Series 2000, 6.500%, 11/15/30 (Pre-refunded 11/15/10)

------------------------------------------------------------------------------------------------------------------------------------
        7,250   Total Florida                                                                                             7,897,298
------------------------------------------------------------------------------------------------------------------------------------


                HAWAII - 1.3% (0.8% OF TOTAL INVESTMENTS)

       10,000   Hawaii Department of Transportation, Airport System Revenue           7/10 at 101.00         AAA         10,760,600
                 Refunding Bonds, Series 2000B, 5.750%, 7/01/21 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 14.4% (9.5% OF TOTAL INVESTMENTS)

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Revenues, Series 2001C:
        1,000    5.500%, 12/01/18 (Pre-refunded 12/01/11) - FSA Insured              12/11 at 100.00         AAA          1,090,180
        3,690    5.000%, 12/01/19 (Pre-refunded 12/01/11) - FSA Insured              12/11 at 100.00         AAA          3,937,636
        3,000    5.000%, 12/01/20 (Pre-refunded 12/01/11) - FSA Insured              12/11 at 100.00         AAA          3,201,330
        2,000    5.000%, 12/01/21 (Pre-refunded 12/01/11) - FSA Insured              12/11 at 100.00         AAA          2,134,220


                                       42

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$               Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
        9,400    0.000%, 12/01/14 - FGIC Insured                                        No Opt. Call         AAA     $    6,869,332
        4,400    0.000%, 12/01/15 - FGIC Insured                                        No Opt. Call         AAA          3,073,840

       32,670   Chicago, Illinois, General Obligation Bonds, City Colleges,             No Opt. Call         AAA         11,088,525
                 Series 1999, 0.000%, 1/01/32 - FGIC Insured

                Chicago, Illinois, General Obligation Bonds, Neighborhoods
                Alive 21 Program, Series 2000A:
          680    6.000%, 1/01/28 (Pre-refunded 7/01/10) - FGIC Insured                7/10 at 101.00         AAA            742,376
        4,320    6.000%, 1/01/28 (Pre-refunded 7/01/10) - FGIC Insured                7/10 at 101.00         AAA          4,716,274

        6,380   Chicago, Illinois, General Obligation Bonds, Series 2002A,            7/12 at 100.00         AAA          6,765,033
                 5.000%, 1/01/18 - AMBAC Insured

           70   Chicago, Illinois, General Obligation Bonds, Series 2002A,            7/12 at 100.00         AAA             75,035
                 5.000%, 1/01/18 (Pre-refunded 7/01/12) - AMBAC Insured

        5,045   Chicago, Illinois, General Obligation Refunding Bonds,                1/10 at 101.00         AAA          5,400,723
                 Series 2000D, 5.750%, 1/01/30 - FGIC Insured

       12,750   Chicago, Illinois, Revenue Bonds, Midway Airport,                     1/09 at 101.00         AAA         13,048,733
                 Series 1998A, 5.125%, 1/01/35 - MBIA Insured (Alternative
                 Minimum Tax)

                Chicago, Illinois, Second Lien Wastewater Transmission
                Revenue Bonds, Series 2000:
        8,000    5.750%, 1/01/25 (Pre-refunded 1/01/10) - MBIA Insured                1/10 at 101.00         AAA          8,585,200
        7,750    6.000%, 1/01/30 (Pre-refunded 1/01/10) - MBIA Insured                1/10 at 101.00         AAA          8,371,938

                Illinois Educational Facilities Authority, Student Housing
                Revenue Bonds, Educational Advancement Foundation Fund,
                University Center Project, Series 2002:
        3,000    6.625%, 5/01/17 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa          3,474,960
        1,800    6.000%, 5/01/22 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa          2,029,770

        1,050   Illinois Finance Authority, General Obligation Debt Certificates,    12/14 at 100.00         Aaa          1,121,505
                 Local Government Program - Kankakee County, Series 2005B,
                 5.000%, 12/01/20 - AMBAC Insured

        5,000   Illinois Finance Authority, General Revenue Bonds,                   12/15 at 100.00         AAA          5,764,850
                 Northwestern University, Series 2006, Residuals
                 Series 1489, 7.406%, 12/01/42 (IF)

        5,000   Illinois Finance Authority, Revenue Bonds, Northwestern               8/14 at 100.00         AA+          5,490,350
                 Memorial Hospital, Series 2004A, 5.500%, 8/15/43

       10,000   Illinois Health Facilities Authority, Revenue Bonds, Iowa             2/10 at 101.00         AAA         10,794,500
                 Health System, Series 2000, 5.875%, 2/15/30 -
                 AMBAC Insured (ETM)

        2,290   Illinois Housing Development Authority, Section 8 Elderly             9/18 at 100.00           A          2,302,778
                 Housing Revenue Bonds, Garden House of Maywood
                 Development, Series 1992, 7.000%, 9/01/18

        5,000   Illinois, General Obligation Bonds, Illinois FIRST Program,          12/10 at 100.00         AAA          5,333,900
                 Series 2000, 5.450%, 12/01/21 - MBIA Insured

        3,040   Joliet Regional Port District, Illinois, Airport Facilities           7/07 at 103.00     N/R (4)          3,155,155
                 Revenue Bonds, Lewis University Airport, Series 1997A,
                 7.250%, 7/01/18 (Pre-refunded 7/01/07) (Alternative
                 Minimum Tax)

        2,270   Metropolitan Pier and Exposition Authority, Illinois, Revenue         6/12 at 101.00         AAA          2,377,280
                 Bonds, McCormick Place Expansion Project, Series 2002A,
                 5.000%, 12/15/28 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      139,605   Total Illinois                                                                                          120,945,423
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 2.4% (1.6% OF TOTAL INVESTMENTS)

        2,000   Indiana Health Facility Financing Authority, Hospital Revenue         3/14 at 100.00         AAA          2,152,500
                 Bonds, Deaconess Hospital Inc., Series 2004A,
                 5.375%, 3/01/34 - AMBAC Insured

        3,240   Indiana Health Facility Financing Authority, Hospital Revenue         7/12 at 100.00         AAA          3,518,089
                 Bonds, Marion General Hospital, Series 2002,
                 5.625%, 7/01/19 - AMBAC Insured

        2,400   Indiana Health Facility Financing Authority, Revenue Bonds,           5/15 at 100.00         AAA          2,521,176
                 Community Hospitals of Indiana, Series 2005A,
                 5.000%, 5/01/35 - AMBAC Insured

        5,125   Petersburg, Indiana, Pollution Control Revenue Refunding             12/06 at 100.00       A (4)          5,137,608
                 Bonds, Indianapolis Power and Light Company, Series 1995A,
                 6.625%, 12/01/24 (Pre-refunded 12/01/06) - ACA Insured

        6,540   St. Joseph County Hospital Authority, Indiana, Revenue                2/08 at 101.00         AAA          6,581,202
                 Bonds, Memorial Health System, Series 1998A,
                 4.625%, 8/15/28 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       19,305   Total Indiana                                                                                            19,910,575
------------------------------------------------------------------------------------------------------------------------------------


                                       43

                    Nuveen Quality Income Municipal Fund, Inc. (NQU) (continued)
                         Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 2.0% (1.3% OF TOTAL INVESTMENTS)

$       8,585   Iowa Finance Authority, Hospital Facilities Revenue Bonds,            7/08 at 102.00         AAA     $    8,964,199
                 Iowa Health System, Series 1998A, 5.125%, 1/01/28
                 (Pre-refunded 7/01/08) - MBIA Insured

        7,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement            6/15 at 100.00         BBB          7,440,020
                 Revenue Bonds, Series 2005C, 5.625%, 6/01/46

------------------------------------------------------------------------------------------------------------------------------------
       15,585   Total Iowa                                                                                               16,404,219
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 0.8% (0.5% OF TOTAL INVESTMENTS)

        4,585   Johnson County Unified School District 232, Kansas, General           9/10 at 100.00         Aaa          4,781,192
                 Obligation Bonds, Series 2000, 4.750%, 9/01/19
                 (Pre-refunded 9/01/10) - FSA Insured

        1,750   Wamego, Kansas, Pollution Control Revenue Bonds, Kansas               6/14 at 100.00         AAA          1,881,495
                 Gas and Electric Company, Series 2004, 5.300%, 6/01/31 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,335   Total Kansas                                                                                              6,662,687
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 0.3% (0.1% OF TOTAL INVESTMENTS)

        2,500   Kentucky State Property and Buildings Commission, Revenue             2/12 at 100.00         AAA          2,715,150
                 Refunding Bonds, Project 74, Series 2002, 5.375%, 2/01/18
                 (Pre-refunded 2/01/12) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 2.4% (1.6% OF TOTAL INVESTMENTS)

       10,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds,          No Opt. Call         AAA         11,797,600
                 Franciscan Missionaries of Our Lady Health System,
                 Series 1998A, 5.750%, 7/01/25 - FSA Insured

        5,500   Louisiana Public Facilities Authority, Revenue Bonds, Tulane          7/12 at 100.00         AAA          5,695,690
                 University, Series 2002A, 5.000%, 7/01/32 - AMBAC Insured

        2,600   Tobacco Settlement Financing Corporation, Louisiana, Tobacco          5/11 at 101.00         BBB          2,769,234
                 Settlement Asset-Backed Bonds, Series 2001B,
                 5.875%, 5/15/39

------------------------------------------------------------------------------------------------------------------------------------
       18,100   Total Louisiana                                                                                          20,262,524
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 8.0% (5.3% OF TOTAL INVESTMENTS)

        7,405   Massachusetts Health and Educational Facilities Authority,              No Opt. Call         AAA          9,101,634
                 Revenue Bonds, Massachusetts Institute of Technology,
                 Series 2002K, 5.500%, 7/01/32

        6,000   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB          6,200,940
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)

       13,500   Massachusetts Turnpike Authority, Metropolitan Highway                1/07 at 102.00         AAA         13,792,545
                 System Revenue Bonds, Senior Series 1997A,
                 5.000%, 1/01/37 - MBIA Insured

       13,500   Massachusetts Turnpike Authority, Metropolitan Highway                1/09 at 101.00         AAA         13,892,985
                 System Revenue Bonds, Subordinate Series 1999A,
                 5.000%, 1/01/39 - AMBAC Insured

        1,375   Massachusetts Water Pollution Abatement Trust, Revenue                8/09 at 101.00         AAA          1,467,290
                 Bonds, MWRA Loan Program, Subordinate Series 1999A,
                 5.750%, 8/01/29 (Pre-refunded 8/01/09)

        5,570   Massachusetts Water Pollution Abatement Trust, Revenue                8/09 at 101.00         AAA          5,923,472
                 Bonds, MWRA Loan Program, Subordinate Series 1999A,
                 5.750%, 8/01/29

       10,000   Massachusetts Water Resources Authority, General Revenue              8/10 at 101.00         AAA         10,825,600
                 Bonds, Series 2000A, 5.750%, 8/01/39 (Pre-refunded
                 8/01/10) - FGIC Insured

        5,730   University of Massachusetts Building Authority, Senior Lien          11/10 at 100.00         AAA          6,091,391
                 Project Revenue Bonds, Series 2000-2, 5.250%, 11/01/20
                 (Pre-refunded 11/01/10) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       63,080   Total Massachusetts                                                                                      67,295,857
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 2.1% (1.4% OF TOTAL INVESTMENTS)

        5,000   Detroit, Michigan, Second Lien Sewerage Disposal System               7/15 at 100.00         AAA          5,271,050
                 Revenue Bonds, Series 2005A, 5.000%, 7/01/35 -
                 MBIA Insured

        3,790   Michigan Municipal Bond Authority, General Obligation Bonds,          6/15 at 100.00         AAA          4,052,988
                 Detroit City School District, Series 2005, 5.000%, 6/01/20 -
                 FSA Insured

        7,425   Michigan State Hospital Finance Authority, Hospital Revenue          11/09 at 101.00      A1 (4)          8,003,482
                 Bonds, Henry Ford Health System, Series 1999A,
                 6.000%, 11/15/24 (Pre-refunded 11/15/09)

------------------------------------------------------------------------------------------------------------------------------------
       16,215   Total Michigan                                                                                           17,327,520
------------------------------------------------------------------------------------------------------------------------------------


                                       44

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 1.6% (1.0% OF TOTAL INVESTMENTS)

                Chaska, Minnesota, Electric Revenue Bonds, Generating
                Facility Project, Series 2000A:
$       1,930    6.000%, 10/01/20 (Pre-refunded 10/01/10)                            10/10 at 100.00      A3 (4)     $    2,101,056
        2,685    6.000%, 10/01/25 (Pre-refunded 10/01/10)                            10/10 at 100.00      A3 (4)          2,922,972

        3,655   Dakota and Washington Counties Housing and Redevelopment                No Opt. Call         AAA          5,266,599
                 Authority, Minnesota, GNMA Mortgage-Backed Securities
                 Program Single Family Residential Mortgage Revenue Bonds,
                 Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax) (ETM)

        3,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/08 at 101.00         AAA          3,055,980
                 Minnesota, Airport Revenue Bonds, Series 1998A,
                 5.000%, 1/01/30 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,270   Total Minnesota                                                                                          13,346,607
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 0.5% (0.3% OF TOTAL INVESTMENTS)

        1,875   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R          1,922,513
                 Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24

        2,500   Mississippi Hospital Equipment and Facilities Authority,              1/11 at 101.00         Aaa          2,649,325
                 Revenue Bonds, Forrest County General Hospital, Series 2000,
                 5.500%, 1/01/27 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,375   Total Mississippi                                                                                         4,571,838
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 1.6% (1.1% OF TOTAL INVESTMENTS)

       15,000   Kansas City Municipal Assistance Corporation, Missouri,                 No Opt. Call         AAA          5,883,450
                 Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 -
                 AMBAC Insured

        2,400   Missouri-Illinois Metropolitan District Bi-State Development         10/13 at 100.00         AAA          2,555,616
                 Agency, Mass Transit Sales Tax Appropriation Bonds,
                 Metrolink Cross County Extension Project, Series 2002B,
                 5.000%, 10/01/23 - FSA Insured

       15,350   Springfield Public Building Corporation, Missouri, Lease                No Opt. Call         AAA          5,046,620
                 Revenue Bonds, Jordan Valley Park Projects, Series 2000A,
                 0.000%, 6/01/30 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       32,750   Total Missouri                                                                                           13,485,686
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 0.1% (0.1% OF TOTAL INVESTMENTS)

          190   Nebraska Investment Finance Authority, Single Family Housing          3/07 at 100.00         AAA            192,421
                 Revenue Bonds, Series 1995A, 6.800%, 3/01/35 (Alternative
                 Minimum Tax)

          500   Nebraska Investment Finance Authority, Single Family Housing          3/07 at 100.00         AAA            505,480
                 Revenue Bonds, Series 1995B, 6.450%, 3/01/35 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
          690   Total Nebraska                                                                                              697,901
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 5.9% (3.9% OF TOTAL INVESTMENTS)

                Clark County School District, Nevada, General Obligation Bonds,
                Series 2002C:
       34,470    5.000%, 6/15/20 (Pre-refunded 6/15/12) - MBIA Insured                6/12 at 100.00         AAA         36,935,981
       10,380    5.000%, 6/15/22 (Pre-refunded 6/15/12) - MBIA Insured                6/12 at 100.00         AAA         11,122,585

        1,275   Nevada, General Obligation Refunding Bonds, Municipal Bond            5/08 at 100.00         AAA          1,296,305
                 Bank Projects 65 and R-6, Series 1998, 5.000%, 5/15/22 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       46,125   Total Nevada                                                                                             49,354,871
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 6.6% (4.4% OF TOTAL INVESTMENTS)

        1,090   Camden County Pollution Control Financing Authority,                 12/06 at 100.00        Baa3          1,105,195
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991D, 7.250%, 12/01/10

        1,000   New Jersey Building Authority, State Building Revenue Bonds,         12/12 at 100.00         AAA          1,078,260
                 Series 2002A, 5.000%, 12/15/21 (Pre-refunded 12/15/12) -
                 FSA Insured

        2,150   New Jersey Health Care Facilities Financing Authority,                7/10 at 101.00        BBB-          2,402,797
                 Revenue Bonds, Trinitas Hospital Obligated Group,
                 Series 2000, 7.500%, 7/01/30

        2,025   New Jersey Transportation Trust Fund Authority, Transportation       12/11 at 100.00         AAA          2,255,911
                 System Bonds, Series 2001B, 6.000%, 12/15/19
                 (Pre-refunded 12/15/11) - MBIA Insured

        3,200   New Jersey Transportation Trust Fund Authority, Transportation        6/13 at 100.00         AAA          3,554,656
                 System Bonds, Series 2003C, 5.500%, 6/15/22
                 (Pre-refunded 6/15/13)


                                       45

                    Nuveen Quality Income Municipal Fund, Inc. (NQU) (continued)
                         Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY (continued)

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, Series 2006C:
$      20,000    0.000%, 12/15/33 - FSA Insured                                         No Opt. Call         AAA     $    6,208,400
       20,000    0.000%, 12/15/35 - AMBAC Insured                                       No Opt. Call         AAA          5,663,000
       20,000    0.000%, 12/15/36 - AMBAC Insured                                       No Opt. Call         AAA          5,375,000

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2002:
        2,635    5.750%, 6/01/32                                                      6/12 at 100.00         BBB          2,800,583
        1,000    6.125%, 6/01/42                                                      6/12 at 100.00         BBB          1,085,820

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2003:
       19,485    6.750%, 6/01/39                                                      6/13 at 100.00         BBB         22,238,036
        1,850    6.250%, 6/01/43                                                      6/13 at 100.00         BBB          2,046,488

------------------------------------------------------------------------------------------------------------------------------------
       94,435   Total New Jersey                                                                                         55,814,146
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 0.8% (0.5% OF TOTAL INVESTMENTS)

        5,925   New Mexico Hospital Equipment Loan Council, Hospital                  8/11 at 101.00     AA- (4)          6,447,229
                 Revenue Bonds, Presbyterian Healthcare Services,
                 Series 2001A, 5.500%, 8/01/21 (Pre-refunded 8/01/11)
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 17.6% (11.6% OF TOTAL INVESTMENTS)

           60   Dormitory Authority of the State of New York, Improvement             2/07 at 102.00         AA-             61,513
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 1997A, 5.750%, 2/15/27

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 1997A:
          115    5.750%, 2/15/27 (Pre-refunded 2/15/07)                               2/07 at 102.00     AA- (4)            118,012
        4,825    5.750%, 2/15/27 (Pre-refunded 2/15/07)                               2/07 at 102.00     AA- (4)          4,951,367

          165   Dormitory Authority of the State of New York, Improvement             2/10 at 100.00         AAA            176,905
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 2000B, 6.000%, 2/15/30 - MBIA Insured

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 2000B:
        1,005    6.000%, 2/15/30 (Pre-refunded 2/15/10) - MBIA Insured                2/10 at 100.00         AAA          1,082,837
        8,830    6.000%, 2/15/30 (Pre-refunded 2/15/10) - MBIA Insured                2/10 at 100.00         AAA          9,513,884

          275   Dormitory Authority of the State of New York, Insured Revenue         7/08 at 101.00         AAA            283,121
                 Bonds, Fordham University, Series 1998, 5.000%, 7/01/28 -
                 MBIA Insured

        2,250   Dormitory Authority of the State of New York, Insured Revenue           No Opt. Call         AAA          2,514,892
                 Bonds, Mount Sinai School of Medicine, Series 1994A,
                 5.150%, 7/01/24 - MBIA Insured

       20,000   Erie County Tobacco Asset Securitization Corporation,                 7/10 at 101.00         AAA         21,907,600
                 New York, Senior Tobacco Settlement Asset-Backed Bonds,
                 Series 2000, 6.125%, 7/15/30 (Pre-refunded 7/15/10)

        1,130   Long Island Power Authority, New York, Electric System                9/11 at 100.00      A- (4)          1,221,575
                 General Revenue Bonds, Series 2001A, 5.375%, 9/01/25
                 (Pre-refunded 9/01/11)

       15,000   Metropolitan Transportation Authority, New York, Dedicated            4/10 at 100.00         AAA         16,179,600
                 Tax Fund Bonds, Series 2000A, 6.000%, 4/01/30
                 (Pre-refunded 4/01/10) - FGIC Insured

       12,500   Nassau County Tobacco Settlement Corporation, New York,               7/09 at 101.00         AAA         13,520,375
                 Tobacco Settlement Asset-Backed Bonds, Series 1999A,
                 6.400%, 7/15/33 (Pre-refunded 7/15/09)

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 2000B:
        8,035    5.750%, 11/15/19 (Pre-refunded 5/15/10)                              5/10 at 101.00         AAA          8,711,145
        2,065    5.750%, 11/15/19 (Pre-refunded 5/15/10)                              5/10 at 101.00         AAA          2,238,770

          380   New York City, New York, General Obligation Bonds, Fiscal             8/07 at 101.00         AA-            390,340
                 Series 1997H, 6.125%, 8/01/25

        5,620   New York City, New York, General Obligation Bonds, Fiscal             8/07 at 101.00     AA- (4)          5,783,992
                 Series 1997H, 6.125%, 8/01/25 (Pre-refunded 8/01/07)

        7,600   New York City, New York, General Obligation Bonds, Fiscal             6/07 at 101.00         AAA          7,762,336
                 Series 1997M, 5.500%, 6/01/17 - AMBAC Insured

                New York City, New York, General Obligation Bonds, Fiscal
                Series 2002G:
          950    5.000%, 8/01/17                                                      8/12 at 100.00         AA-          1,003,057
        6,555    5.750%, 8/01/18                                                      8/12 at 100.00         AA-          7,184,411


                                       46

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$       3,990   New York City, New York, General Obligation Bonds, Fiscal             8/12 at 100.00      A1 (4)     $    4,445,977
                 Series 2002G, 5.750%, 8/01/18 (Pre-refunded 8/01/12)

        5,000   New York City, New York, General Obligation Bonds, Fiscal             8/12 at 100.00         AA-          5,507,150
                 Series 2003A, 5.750%, 8/01/16

                New York State Environmental Facilities Corporation, State Clean
                Water and Drinking Water Revolving Funds Revenue Bonds, New York
                City Municipal Water Finance Authority Projects, Second
                Resolution Bonds, Series 2001C:
        6,035    5.000%, 6/15/20                                                      6/11 at 100.00         AAA          6,400,842
        6,575    5.000%, 6/15/22                                                      6/11 at 100.00         AAA          6,926,237

        2,810   Penfield-Crown Oak Housing Development Corporation,                   2/07 at 100.00         AAA          2,829,389
                 New York, FHA-Insured Section 8 Assisted Multifamily
                 Mortgage Revenue Refunding Bonds, Crown Oak Estates,
                 Series 1991A, 7.350%, 8/01/23

       13,620   Port Authority of New York and New Jersey, Consolidated              11/12 at 101.00         AAA         14,700,883
                 Revenue Bonds, One Hundred Twenty-Eighth Series 2002,
                 5.000%, 11/01/20 - FSA Insured

        2,250   United Nations Development Corporation, New York, Senior              1/08 at 100.00          A3          2,286,000
                 Lien Revenue Bonds, Series 2004A, 5.250%, 7/01/21

------------------------------------------------------------------------------------------------------------------------------------
      137,640   Total New York                                                                                          147,702,210
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 2.6% (1.7% OF TOTAL INVESTMENTS)

          665   North Carolina Medical Care Commission, Hospital Revenue             12/08 at 101.00         AAA            676,451
                 Bonds, Pitt County Memorial Hospital, Series 1998A,
                 4.750%, 12/01/28 - MBIA Insured

       12,405   North Carolina Medical Care Commission, Hospital Revenue             12/08 at 101.00         AAA         12,820,071
                 Bonds, Pitt County Memorial Hospital, Series 1998A,
                 4.750%, 12/01/28 (Pre-refunded 12/01/08) - MBIA Insured

        7,500   North Carolina Municipal Power Agency 1, Catawba Electric             1/13 at 100.00         AAA          8,086,050
                 Revenue Bonds, Series 2003A, 5.250%, 1/01/19 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       20,570   Total North Carolina                                                                                     21,582,572
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 2.5% (1.7% OF TOTAL INVESTMENTS)

                Cincinnati City School District, Hamilton County, Ohio,
                General Obligation Bonds, Series 2002:
        2,165    5.250%, 6/01/19 - FSA Insured                                       12/12 at 100.00         AAA          2,340,733
        2,600    5.250%, 6/01/21 - FSA Insured                                       12/12 at 100.00         AAA          2,811,042
        2,000    5.000%, 12/01/22 - FSA Insured                                      12/12 at 100.00         AAA          2,120,280

        3,335   Columbus City School District, Franklin County, Ohio, General        12/16 at 100.00         AAA          3,110,855
                 Obligation Bonds, Series 2006, Drivers 1488,
                 5.077%, 12/01/32 - FSA Insured (IF)
       10,750   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102.00         N/R         10,907,810
                 Revenue Bonds, Bay Shore Power, Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       20,850   Total Ohio                                                                                               21,290,720
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 6.6% (4.4% OF TOTAL INVESTMENTS)

       17,510   Pottawatomie County Home Finance Authority, Oklahoma,                   No Opt. Call         AAA         20,446,602
                 Single Family Mortgage Revenue Bonds, Series 1991A,
                 8.625%, 7/01/10 (ETM)

       11,750   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding           12/08 at 100.00           B         11,928,130
                 Bonds, American Airlines Inc., Series 2000B, 6.000%, 6/01/35
                 (Mandatory put 12/01/08) (Alternative Minimum Tax)

       23,005   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding           12/08 at 100.00           B         23,196,632
                 Bonds, American Airlines Inc., Series 2001B,
                 5.650%, 12/01/35 (Mandatory put 12/01/08) (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       52,265   Total Oklahoma                                                                                           55,571,364
------------------------------------------------------------------------------------------------------------------------------------


                OREGON - 0.4% (0.2% OF TOTAL INVESTMENTS)

        3,000   Deschutes County School District 1, Bend-La Pine, Oregon,             6/11 at 100.00         Aaa          3,249,240
                 General Obligation Bonds, Series 2001A, 5.500%, 6/15/18
                 (Pre-refunded 6/15/11) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 3.7% (2.4% OF TOTAL INVESTMENTS)

        4,780   Carbon County Industrial Development Authority, Pennsylvania,           No Opt. Call        BBB-          5,033,531
                 Resource Recovery Revenue Refunding Bonds, Panther Creek
                 Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative
                 Minimum Tax)

        2,275   Falls Township Hospital Authority, Pennsylvania, FHA-Insured          2/07 at 100.00         AAA          2,290,538
                 Revenue Refunding Bonds, Delaware Valley Medical Center,
                 Series 1992, 7.000%, 8/01/22


                                       47

                    Nuveen Quality Income Municipal Fund, Inc. (NQU) (continued)
                         Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA (continued)

$       2,600   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            12/14 at 100.00         AAA     $    2,886,910
                 Series 2004A, 5.500%, 12/01/31 - AMBAC Insured

        7,800   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  8/13 at 100.00         AAA          8,169,954
                 General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 -
                 FSA Insured

                Philadelphia School District, Pennsylvania, General Obligation
                Bonds, Series 2002B:
        6,000    5.625%, 8/01/19 (Pre-refunded 8/01/12) - FGIC Insured                8/12 at 100.00         AAA          6,630,540
        5,500    5.625%, 8/01/20 (Pre-refunded 8/01/12) - FGIC Insured                8/12 at 100.00         AAA          6,077,995

------------------------------------------------------------------------------------------------------------------------------------
       28,955   Total Pennsylvania                                                                                       31,089,468
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 1.6% (1.1% OF TOTAL INVESTMENTS)

        5,000   Puerto Rico Infrastructure Financing Authority, Special Tax             No Opt. Call         AAA          1,032,850
                 Revenue Bonds, Series 2005A, 0.000%, 7/01/42 -
                 FGIC Insured

        5,000   Puerto Rico Municipal Finance Agency, Series 2002A,                   8/12 at 100.00         AAA          5,246,400
                 5.000%, 8/01/27 - FSA Insured

        1,500   Puerto Rico Public Buildings Authority, Guaranteed Government         7/12 at 100.00         BBB          1,582,785
                 Facilities Revenue Refunding Bonds, Series 2002D,
                 5.125%, 7/01/20

        1,500   Puerto Rico, General Obligation and Public Improvement Bonds,           No Opt. Call         BBB          1,752,915
                 Series 2001A, 5.500%, 7/01/29

        3,965   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB          4,166,065
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

------------------------------------------------------------------------------------------------------------------------------------
       16,965   Total Puerto Rico                                                                                        13,781,015
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 9.0% (5.9% OF TOTAL INVESTMENTS)

       24,725   Greenville County School District, South Carolina, Installment       12/12 at 101.00     AA- (4)         27,433,376
                 Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/22
                 (Pre-refunded 12/01/12)

                Horry County School District, South Carolina, General Obligation
                Bonds, Series 2001A:
        5,840    5.000%, 3/01/20                                                      3/12 at 100.00         Aa1          6,185,261
        5,140    5.000%, 3/01/21                                                      3/12 at 100.00         Aa1          5,443,877

                Medical University Hospital Authority, South Carolina,
                FHA-Insured Mortgage Revenue Bonds, Series 2004A:
        5,240    5.250%, 8/15/20 - MBIA Insured                                       8/14 at 100.00         AAA          5,683,461
        3,000    5.250%, 2/15/24 - MBIA Insured                                       8/14 at 100.00         AAA          3,226,830

       13,615   South Carolina Transportation Infrastructure Bank, Junior Lien       10/11 at 100.00         Aaa         14,463,759
                 Revenue Bonds, Series 2001B, 5.125%, 10/01/21 -
                 AMBAC Insured

       12,305   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB         13,358,185
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.375%, 5/15/28

------------------------------------------------------------------------------------------------------------------------------------
       69,865   Total South Carolina                                                                                     75,794,749
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 1.6% (1.1% OF TOTAL INVESTMENTS)

        3,000   Knox County Health, Educational and Housing Facilities Board,         4/12 at 101.00        Baa3          3,292,140
                 Tennessee, Hospital Revenue Bonds, Baptist Health System
                 of East Tennessee Inc., Series 2002, 6.375%, 4/15/22

        7,415   Memphis, Tennessee, General Improvement Bonds,                       11/10 at 101.00          A1          7,821,639
                 Series 2002, 5.000%, 11/01/20

        2,265   Tennessee Housing Development Agency, Homeownership                   7/10 at 100.00          AA          2,315,645
                 Program Bonds, Series 2000-2B, 6.350%, 1/01/31
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       12,680   Total Tennessee                                                                                          13,429,424
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 17.4% (11.5% OF TOTAL INVESTMENTS)

        1,000   Alamo Community College District, Bexar County, Texas,               11/11 at 100.00         AAA          1,076,770
                 Combined Fee Revenue Refunding Bonds, Series 2001,
                 5.375%, 11/01/16 - FSA Insured

        6,500   Bell County Health Facilities Development Corporation, Texas,        11/08 at 101.00          A-          6,666,725
                 Retirement Facility Revenue Bonds, Buckner Retirement
                 Services Inc. Obligated Group, Series 1998,
                 5.250%, 11/15/19


                                       48

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$      11,255   Brazos River Authority, Texas, Pollution Control Revenue                No Opt. Call        Baa2     $   11,975,995
                 Refunding Bonds, TXU Electric Company, Series 2001C,
                 5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative
                 Minimum Tax)

        5,500   Central Texas Regional Mobility Authority, Travis and                 1/15 at 100.00         AAA          5,729,790
                 Williamson Counties, Toll Road Revenue Bonds,
                 Series 2005, 5.000%, 1/01/45 - FGIC Insured

        5,000   Dallas-Ft. Worth International Airport, Texas, Joint Revenue         11/11 at 100.00         AAA          5,368,450
                 Refunding and Improvement Bonds, Series 2001A,
                 5.625%, 11/01/21 - FGIC Insured (Alternative Minimum Tax)

        2,500   Harris County Health Facilities Development Corporation,             11/13 at 100.00         AAA          2,607,575
                 Texas, Thermal Utility Revenue Bonds, TECO Project,
                 Series 2003, 5.000%, 11/15/30 - MBIA Insured

        2,700   Harris County-Houston Sports Authority, Texas, Senior Lien           11/11 at 100.00         AAA          2,870,316
                 Revenue Bonds, Series 2001G, 5.250%, 11/15/30 -
                 MBIA Insured

       22,500   Houston, Texas, Junior Lien Water and Sewerage System                12/10 at 100.00         AAA         23,875,425
                 Revenue Refunding Bonds, Series 2000B, 5.250%, 12/01/30
                 (Pre-refunded 12/01/10) - FGIC Insured

        6,000   Leander Independent School District, Williamson and Travis             8/14 at 33.33         AAA          1,389,360
                 Counties, Texas, General Obligation Bonds, Series 2006,
                 0.000%, 8/15/34

                Lubbock Health Facilities Development Corporation, Texas,
                Revenue Bonds, St. Joseph Health System, Series 1998:
        4,900    5.250%, 7/01/15                                                      7/08 at 101.00         AA-          5,057,045
        8,495    5.250%, 7/01/16                                                      7/08 at 101.00         AA-          8,766,585

       17,655   Matagorda County Navigation District 1, Texas, Revenue               11/08 at 102.00         AAA         18,393,509
                 Refunding Bonds, Houston Industries Inc., Series 1998B,
                 5.150%, 11/01/29 - MBIA Insured

        7,650   Port of Corpus Christi Authority, Nueces County, Texas, Revenue      11/06 at 101.00         BBB          7,742,642
                 Refunding Bonds, Union Pacific Corporation, Series 1992,
                 5.350%, 11/01/10

        2,000   Sam Rayburn Municipal Power Agency, Texas, Power Supply              10/12 at 100.00          AA          2,194,300
                 System Revenue Refunding Bonds, Series 2002A,
                 5.750%, 10/01/21 - RAAI Insured

       14,680   San Antonio Independent School District, Bexar County,                8/09 at 100.00         AAA         15,548,028
                 Texas, General Obligation Bonds, Series 1999,
                 5.800%, 8/15/29 (Pre-refunded 8/15/09)

       11,300   San Antonio, Texas, Electric and Gas System Revenue                   2/17 at 100.00         AAA         12,221,176
                 Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)

        3,750   Spring Branch Independent School District, Harris County,             2/11 at 100.00         AAA          3,940,088
                 Texas, Limited Tax Schoolhouse and Refunding Bonds,
                 Series 2001, 5.125%, 2/01/23

                White Settlement Independent School District, Tarrant
                County, Texas, General Obligation Bonds, Series 2006:
        9,110    0.000%, 8/15/38                                                       8/15 at 30.30         AAA          1,831,566
        9,110    0.000%, 8/15/39                                                       8/15 at 28.63         AAA          1,727,985
        6,610    0.000%, 8/15/42                                                       8/15 at 24.42         AAA          1,067,912
        7,110    0.000%, 8/15/43                                                       8/15 at 23.11         AAA          1,086,906

        5,000   Wichita Falls, Wichita County, Texas, Priority Lien Water and         8/11 at 100.00         AAA          5,244,950
                 Sewerage System Revenue Bonds, Series 2001,
                 5.000%, 8/01/22 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
      170,325   Total Texas                                                                                             146,383,098
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 1.6% (1.1% OF TOTAL INVESTMENTS)

        5,800   Carbon County, Utah, Solid Waste Disposal Revenue                     2/07 at 100.00         BB-          5,846,980
                 Refunding Bonds, Laidlaw/ECDC Project, Guaranteed by
                 Allied Waste Industries, Series 1995, 7.500%, 2/01/10
                 (Alternative Minimum Tax)

        7,155   Utah Associated Municipal Power Systems, Revenue Bonds,               4/13 at 100.00         AAA          7,581,080
                 Payson Power Project, Series 2003A, 5.000%, 4/01/25 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,955   Total Utah                                                                                               13,428,060
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 2.1% (1.4% OF TOTAL INVESTMENTS)

        4,000   Norfolk Airport Authority, Virginia, Airport Revenue Refunding        7/11 at 100.00         AAA          4,124,120
                 Bonds, Series 2001B, 5.125%, 7/01/31 - FGIC Insured
                 (Alternative Minimum Tax)

       11,040   Suffolk Redevelopment and Housing Authority, Virginia,                  No Opt. Call         Aaa         11,504,563
                 FNMA Multifamily Housing Revenue Refunding Bonds,
                 Windsor at Potomac Vista L.P. Project, Series 2001,
                 4.850%, 7/01/31 (Mandatory put 7/01/11)


                                       49

                    Nuveen Quality Income Municipal Fund, Inc. (NQU) (continued)
                         Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA (continued)

$         665   Virginia Housing Development Authority, Rental Housing                5/09 at 101.00         AA+     $      682,090
                 Bonds, Series 1999F, 5.000%, 5/01/15 (Alternative
                 Minimum Tax)

                Virginia Resources Authority, Water System Revenue Refunding
                Bonds, Series 2002:
          500    5.000%, 4/01/18                                                      4/12 at 102.00          AA            538,005
          500    5.000%, 4/01/19                                                      4/12 at 102.00          AA            536,525


------------------------------------------------------------------------------------------------------------------------------------
       16,705   Total Virginia                                                                                           17,385,303
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 10.2% (6.7% OF TOTAL INVESTMENTS)

        6,750   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA          7,267,455
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002B, 5.350%, 7/01/18 - FSA Insured

        2,500   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA          2,761,700
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002C, 5.750%, 7/01/17 - MBIA Insured

        6,950   Port of Seattle, Washington, Revenue Bonds, Series 2000B,             8/10 at 100.00         AAA          7,347,887
                 5.625%, 2/01/24 - MBIA Insured (Alternative Minimum Tax)

       13,400   Seattle, Washington, Municipal Light and Power Revenue               12/10 at 100.00         Aa3         14,160,316
                 Bonds, Series 2000, 5.400%, 12/01/25

        9,440   Tacoma, Washington, Electric System Revenue Refunding                 1/11 at 101.00         AAA         10,320,752
                 Bonds, Series 2001A, 5.750%, 1/01/18 (Pre-refunded
                 1/01/11) - FSA Insured

        5,000   Washington State Healthcare Facilities Authority, Revenue            10/16 at 100.00         AAA          5,056,550
                 Bonds, Providence Health Care Services, Series 2006A,
                 4.625%, 10/01/34 - FGIC Insured

        3,385   Washington State Tobacco Settlement Authority, Tobacco                6/13 at 100.00         BBB          3,763,849
                 Settlement Asset-Backed Revenue Bonds, Series 2002,
                 6.500%, 6/01/26

       18,145   Washington, General Obligation Bonds, Series 2001-02A,                7/11 at 100.00         AAA         19,019,770
                 5.000%, 7/01/23 - FSA Insured

                Washington, Motor Vehicle Fuel Tax General Obligation
                Bonds, Series 2002C:
        7,000    5.000%, 1/01/21 - FSA Insured                                        1/12 at 100.00         AAA          7,398,720
        7,960    5.000%, 1/01/22 - FSA Insured                                        1/12 at 100.00         AAA          8,369,542

------------------------------------------------------------------------------------------------------------------------------------
       80,530   Total Washington                                                                                         85,466,541
------------------------------------------------------------------------------------------------------------------------------------


                                       50

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.4% (0.9% OF TOTAL INVESTMENTS)

$         190   Badger Tobacco Asset Securitization Corporation, Wisconsin,           6/12 at 100.00         BBB     $      205,426
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/27

        7,545   La Crosse, Wisconsin, Pollution Control Revenue Refunding            12/08 at 102.00         AAA          7,934,247
                 Bonds, Dairyland Power Cooperative, Series 1997A,
                 5.450%, 9/01/14 - AMBAC Insured

        3,000   Wisconsin Health and Educational Facilities Authority,                5/14 at 100.00        BBB+          3,277,380
                 Revenue Bonds, Fort Healthcare Inc., Series 2004,
                 5.750%, 5/01/29

          430   Wisconsin Housing and Economic Development Authority,                 1/07 at 100.00          AA            430,722
                 Housing Revenue Bonds, Series 1992A, 6.850%, 11/01/12

------------------------------------------------------------------------------------------------------------------------------------
       11,165   Total Wisconsin                                                                                          11,847,775
------------------------------------------------------------------------------------------------------------------------------------
$   1,374,735   Total Investments (cost $1,179,183,850) - 151.9%                                                      1,275,317,703
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                     16,433,596
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.8)%                                                       (452,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  839,751,299
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                   (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

                    Nuveen Premier Municipal Income Fund, Inc. (NPF)
                    Portfolio of
                            INVESTMENTS October 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.9% (0.6% OF TOTAL INVESTMENTS)

                Birmingham Special Care Facilities Financing Authority,
                Alabama, Revenue Bonds, Baptist Health System Inc.,
                Series 2005A:
$       1,200    5.250%, 11/15/20                                                    11/15 at 100.00        Baa1     $    1,271,244
          400    5.000%, 11/15/30                                                    11/15 at 100.00        Baa1            410,376

        1,000   Montgomery BMC Special Care Facilities Financing Authority,          11/14 at 100.00      A3 (4)          1,100,350
                 Alabama, Revenue Bonds, Baptist Medical Center,
                 Series 2004C, 5.250%, 11/15/29 (Pre-refunded 11/15/14)

------------------------------------------------------------------------------------------------------------------------------------
        2,600   Total Alabama                                                                                             2,781,970
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 2.2% (1.4% OF TOTAL INVESTMENTS)

        2,000   Alaska Housing Finance Corporation, General Mortgage                  6/09 at 101.00         AAA          2,091,080
                 Revenue Bonds, Series 1999A, 6.000%, 6/01/49 -
                 MBIA Insured

        4,500   Northern Tobacco Securitization Corporation, Alaska, Tobacco          6/14 at 100.00        Baa3          4,560,750
                 Settlement Asset-Backed Bonds, Series 2006A,
                 5.000%, 6/01/46

------------------------------------------------------------------------------------------------------------------------------------
        6,500   Total Alaska                                                                                              6,651,830
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 4.8% (3.1% OF TOTAL INVESTMENTS)

                Glendale Industrial Development Authority, Arizona, Revenue
                Bonds, John C. Lincoln Health Network, Series 2005B:
          100    5.250%, 12/01/24                                                    12/15 at 100.00         BBB            105,843
          135    5.250%, 12/01/25                                                    12/15 at 100.00         BBB            142,785

        7,500   Salt River Project Agricultural Improvement and Power                 1/13 at 100.00         Aa1          7,939,500
                 District, Arizona, Electric System Revenue Bonds,
                 Series 2002B, 5.000%, 1/01/25

        6,000   Salt River Project Agricultural Improvement and Power                 1/12 at 101.00         Aa1          6,497,760
                 District, Arizona, Electric System Revenue Refunding
                 Bonds, Series 2002A, 5.250%, 1/01/15

------------------------------------------------------------------------------------------------------------------------------------
       13,735   Total Arizona                                                                                            14,685,888
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 1.6% (1.1% OF TOTAL INVESTMENTS)

        4,655   Arkansas Development Finance Authority, State Facility               11/15 at 100.00         AAA          4,958,646
                 Revenue Bonds, Department of Correction Special Needs
                 Unit Project, Series 2005B, 5.000%, 11/01/25 - FSA Insured

           31   Drew County Public Facilities Board, Arkansas, FNMA                   2/07 at 100.00         Aaa             31,310
                 Mortgage-Backed Single Family Revenue Refunding Bonds,
                 Series 1993A-2, 7.900%, 8/01/11

           32   Stuttgart Public Facilities Board, Arkansas, Single Family            9/11 at 100.00         Aaa             31,733
                 Mortgage Revenue Refunding Bonds, Series 1993A,
                 7.900%, 9/01/11

------------------------------------------------------------------------------------------------------------------------------------
        4,718   Total Arkansas                                                                                            5,021,689
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 21.4% (13.9% OF TOTAL INVESTMENTS)

        5,690   California Department of Veterans Affairs, Home Purchase              6/12 at 101.00         AAA          6,121,530
                 Revenue Bonds, Series 2002A, 5.300%, 12/01/21 -
                 AMBAC Insured

        1,800   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00         AA+          1,865,484
                 University of Southern California, Series 2005,
                 4.750%, 10/01/28

        1,975   California Health Facilities Financing Authority, Health                No Opt. Call           A          2,088,365
                 Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2004I, 4.950%, 7/01/26 (Mandatory put 7/01/14)

        4,500   California Health Facilities Financing Authority, Revenue            11/15 at 100.00          A3          4,711,455
                 Bonds, Cedars-Sinai Medical Center, Series 2005,
                 5.000%, 11/15/27

        2,670   California Infrastructure Economic Development Bank,                  1/28 at 100.00         AAA          3,775,193
                 First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge,
                 Series 2003A. Residuals Series 1485, 7.327%, 7/01/33
                 (Pre-refunded 1/01/28) - AMBAC Insured (IF)


                                       52

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$         500   California Statewide Community Development Authority,                 7/15 at 100.00        BBB+     $      513,770
                 Revenue Bonds, Daughters of Charity Health System,
                 Series 2005A, 5.000%, 7/01/39

        1,600   California Statewide Community Development Authority,                 8/16 at 100.00          A+          1,713,984
                 Revenue Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31

        1,000   California, Economic Recovery Revenue Bonds, Series 2004A,              No Opt. Call         AA+          1,107,870
                 5.250%, 7/01/14

                California, General Obligation Bonds, Series 2004:
        4,000    5.000%, 2/01/23                                                      2/14 at 100.00          A+          4,222,280
        4,900    5.000%, 6/01/23 - AMBAC Insured                                     12/14 at 100.00         AAA          5,223,204

        1,000   Chula Vista, California, Industrial Development Revenue               6/14 at 102.00          A2          1,088,590
                 Bonds, San Diego Gas and Electric Company, Series 1996A,
                 5.300%, 7/01/21

       28,000   Foothill/Eastern Transportation Corridor Agency, California,            No Opt. Call         AAA         18,570,718
                 Toll Road Revenue Bonds, Series 1995A,
                 0.000%, 1/01/17 (ETM)

          450   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB            513,581
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39

        6,005   Los Angeles Unified School District, California, General              7/15 at 100.00         AAA          6,465,884
                 Obligation Bonds, Series 2005E, 5.000%, 7/01/22 -
                 AMBAC Insured

                San Diego County, California, Certificates of Participation,
                Burnham Institute, Series 2006:
          100    5.000%, 9/01/21                                                      9/15 at 102.00        Baa3            104,157
          110    5.000%, 9/01/23                                                      9/15 at 102.00        Baa3            114,094

        7,500   San Jose Redevelopment Agency, California, Tax Allocation             8/10 at 101.00         Aaa          7,975,275
                 Bonds, Merged Area Redevelopment Project, Series 2002,
                 5.000%, 8/01/17 (Pre-refunded 8/01/10) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       71,800   Total California                                                                                         66,175,434
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 5.3% (3.4% OF TOTAL INVESTMENTS)

        1,000   Adams and Weld Counties School District 27J, Brighton,               12/14 at 100.00         AAA          1,068,810
                 Colorado, General Obligation Bonds, Series 2004,
                 5.000%, 12/01/23 - FGIC Insured

        1,000   Colorado Health Facilities Authority, Revenue Bonds,                  6/16 at 100.00          A-          1,035,390
                 Evangelical Lutheran Good Samaritan Society, Series 2005,
                 5.000%, 6/01/29

        1,150   Colorado Health Facilities Authority, Revenue Bonds, Parkview         9/14 at 100.00          A3          1,182,752
                 Medical Center, Series 2004, 5.000%, 9/01/25

          400   Colorado Health Facilities Authority, Revenue Bonds,                  3/15 at 100.00        BBB+            413,748
                 Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25

        1,000   Colorado Health Facilities Authority, Revenue Bonds,                 12/09 at 101.00         Aaa          1,070,990
                 Poudre Valley Healthcare Inc., Series 1999A, 5.750%, 12/01/23
                 (Pre-refunded 12/01/09) - FSA Insured

          750   Colorado Health Facilities Authority, Revenue Bonds, Vail Valley      1/15 at 100.00        BBB+            792,517
                 Medical Center, Series 2004, 5.000%, 1/15/17

        8,930   Denver City and County, Colorado, Airport Revenue Bonds,             11/16 at 100.00         AAA         10,804,226
                 Series 2006, 7.281%, 11/15/25 - FGIC Insured (IF)

------------------------------------------------------------------------------------------------------------------------------------
       14,230   Total Colorado                                                                                           16,368,433
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 0.7% (0.4% OF TOTAL INVESTMENTS)

        2,000   Connecticut Development Authority, Pollution Control Revenue         10/08 at 102.00        Baa1          2,095,700
                 Refunding Bonds, Connecticut Light and Power Company,
                 Series 1993A, 5.850%, 9/01/28
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 2.8% (1.8% OF TOTAL INVESTMENTS)

        4,000   Dade County, Florida, Aviation Revenue Bonds, Series 1996A,           4/07 at 102.00         AAA          4,085,800
                 5.750%, 10/01/18 - MBIA Insured (Alternative Minimum Tax)

        1,700   Hillsborough County Industrial Development Authority, Florida,        4/10 at 101.00         N/R          1,871,581
                 Exempt Facilities Remarketed Revenue Bonds, National
                 Gypsum Company, Apollo Beach Project, Series 2000B,
                 7.125%, 4/01/30 (Alternative Minimum Tax)


                                       53


                    Nuveen Premier Municipal Income Fund, Inc. (NPF) (continued)
                         Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

$       2,500   Hillsborough County Industrial Development Authority,                10/12 at 100.00        Baa2     $    2,595,200
                 Florida, Pollution Control Revenue Bonds, Tampa Electric
                 Company Project, Series 2002, 5.100%, 10/01/13

------------------------------------------------------------------------------------------------------------------------------------
        8,200   Total Florida                                                                                             8,552,581
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 4.2% (2.7% OF TOTAL INVESTMENTS)

        8,000   George L. Smith II World Congress Center Authority, Atlanta,          7/10 at 101.00         AAA          8,475,600
                 Georgia, Revenue Refunding Bonds, Domed Stadium Project,
                 Series 2000, 5.500%, 7/01/20 - MBIA Insured
                 (Alternative Minimum Tax)

        4,105   Municipal Electric Authority of Georgia, Combustion Turbine          11/13 at 100.00         AAA          4,432,620
                 Revenue Bonds, Series 2003A, 5.125%, 11/01/17 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,105   Total Georgia                                                                                            12,908,220
------------------------------------------------------------------------------------------------------------------------------------


                HAWAII - 0.8% (0.5% OF TOTAL INVESTMENTS)

        2,250   Hawaii Department of Budget and Finance, Special Purpose              1/09 at 101.00         AAA          2,381,760
                 Revenue Bonds, Hawaiian Electric Company Inc.,
                 Series 1999D, 6.150%, 1/01/20 - AMBAC Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                IDAHO - 0.2% (0.1% OF TOTAL INVESTMENTS)

          120   Idaho Housing and Finance Association, Single Family                  1/07 at 102.00         Aa1            122,586
                 Mortgage Bonds, Series 1996E, 6.350%, 7/01/14
                 (Alternative Minimum Tax)

          500   Madison County, Idaho, Hospital Revenue Certificates of               9/16 at 100.00        BBB-            527,550
                 Participation, Madison Memorial Hospital, Series 2006,
                 5.250%, 9/01/26

------------------------------------------------------------------------------------------------------------------------------------
          620   Total Idaho                                                                                                 650,136
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 11.3% (7.3% OF TOTAL INVESTMENTS)

          790   Chicago Public Building Commission, Illinois, General Obligation        No Opt. Call         AAA            887,146
                 Lease Certificates, Chicago Board of Education, Series 1990B,
                 7.000%, 1/01/15 - MBIA Insured (ETM)

        8,670   Chicago, Illinois, General Obligation Bonds, City Colleges,             No Opt. Call         AAA          4,127,874
                 Series 1999, 0.000%, 1/01/24 - FGIC Insured

        8,500   Chicago, Illinois, Senior Lien Water Revenue Bonds,                     No Opt. Call         AAA         10,531,923
                 Series 2001, 5.750%, 11/01/30 - AMBAC Insured

          200   Illinois Finance Authority, Revenue Bonds, Proctor Hospital,          1/16 at 100.00        BBB-            205,882
                 Series 2006, 5.125%, 1/01/25

        1,000   Illinois Health Facilities Authority, Revenue Bonds, Condell          5/12 at 100.00        Baa2          1,044,290
                 Medical Center, Series 2002, 5.500%, 5/15/32

        3,865   Illinois Housing Development Authority, Section 8 Elderly             9/18 at 100.00           A          3,886,567
                 Housing Revenue Bonds, Garden House of Maywood
                 Development, Series 1992, 7.000%, 9/01/18

        1,500   Illinois, General Obligation Bonds, Illinois FIRST Program,           2/12 at 100.00         AAA          1,628,040
                 Series 2002, 5.500%, 2/01/17 - FGIC Insured

                Lombard Public Facilities Corporation, Illinois, Second Tier
                Conference Center and Hotel Revenue Bonds, Series 2005B:
          850    5.250%, 1/01/25                                                      1/16 at 100.00         AA-            908,931
        1,750    5.250%, 1/01/30                                                      1/16 at 100.00         AA-          1,869,963

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Refunding Bonds, McCormick Place Expansion Project,
                Series 1996A:
       10,575    0.000%, 12/15/23 - MBIA Insured                                        No Opt. Call         AAA          5,061,512
       10,775    0.000%, 12/15/24 - MBIA Insured                                        No Opt. Call         AAA          4,922,451

------------------------------------------------------------------------------------------------------------------------------------
       48,475   Total Illinois                                                                                           35,074,579
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 3.9% (2.5% OF TOTAL INVESTMENTS)

                Anderson School Building Corporation, Madison County,
                Indiana, First Mortgage Bonds, Series 2003:
        1,000    5.500%, 7/15/19 (Pre-refunded 1/15/14) - FSA Insured                 1/14 at 100.00         AAA          1,115,890
        2,275    5.500%, 7/15/23 (Pre-refunded 1/15/14) - FSA Insured                 1/14 at 100.00         AAA          2,538,650

        6,180   Crown Point Multi-School Building Corporation, Indiana,                 No Opt. Call         AAA          3,057,493
                 First Mortgage Bonds, Crown Point Community School
                 Corporation, Series 2000, 0.000%, 1/15/23 - MBIA Insured


                                       54

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA (continued)

$       1,250   Portage, Indiana, Revenue Bonds, Series 2006, 5.000%, 7/15/23         7/16 at 100.00        BBB+     $    1,275,938

        1,000   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,         2/15 at 100.00         BBB          1,027,990
                 Madison Center Inc., Series 2005, 5.250%, 2/15/28

        2,860   St. Joseph County PHM Elementary/Middle School Building                 No Opt. Call           A          2,948,288
                 Corporation, Indiana, First Mortgage Bonds, Series 1994,
                 6.300%, 1/15/09

------------------------------------------------------------------------------------------------------------------------------------
       14,565   Total Indiana                                                                                            11,964,249
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 1.5% (0.9% OF TOTAL INVESTMENTS)

        4,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement            6/15 at 100.00         BBB          4,216,480
                 Revenue Bonds, Series 2005C, 5.500%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 0.2% (0.1% OF TOTAL INVESTMENTS)

          510   Louisville and Jefferson County Metropolitan Government,             10/16 at 100.00         N/R            526,447
                 Kentucky, Industrial Building Revenue Bonds, Sisters of
                 Mercy of the Americas, Series 2006, 5.000%, 10/01/35
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 3.8% (2.4% OF TOTAL INVESTMENTS)

        1,310   Louisiana Housing Finance Agency, GNMA Collateralized                 3/07 at 102.00         AAA          1,337,929
                 Mortgage Revenue Bonds, St. Dominic Assisted Care Facility,
                 Series 1995, 6.850%, 9/01/25

        2,040   Louisiana State, Gas Tax Revenue Bonds, Series 2006,                  5/16 at 100.00         AAA          2,024,088
                 4.500%, 5/01/41 (WI/DD, Settling 11/02/06) - FGIC Insured

        2,280   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,             5/16 at 100.00         Aaa          2,226,694
                 Residuals 660-1, 5.850%, 5/01/41 (WI/DD, Settling 11/02/06) -
                 FGIC Insured (IF)

          275   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,             5/16 at 100.00         Aaa            299,486
                 Residuals 661, 6.597%, 5/01/39 (WI/DD, Settling 11/02/06) -
                 FSA Insured (IF)

        3,950   Morehouse Parish, Louisiana, Pollution Control Revenue Bonds,           No Opt. Call         BBB          4,300,721
                 International Paper Company, Series 2002A, 5.700%, 4/01/14

        1,375   Tobacco Settlement Financing Corporation, Louisiana, Tobacco          5/11 at 101.00         BBB          1,464,499
                 Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39

------------------------------------------------------------------------------------------------------------------------------------
       11,230   Total Louisiana                                                                                          11,653,417
------------------------------------------------------------------------------------------------------------------------------------


                MAINE - 4.2% (2.7% OF TOTAL INVESTMENTS)

        7,965   Maine Educational Loan Marketing Corporation, Student Loan              No Opt. Call          A2          7,965,000
                 Revenue Bonds, Subordinate Series 1994B-2,
                 6.250%, 11/01/06 (Alternative Minimum Tax)

        4,905   Maine State Housing Authority, Single Family Mortgage                 5/13 at 100.00         AA+          5,019,630
                 Purchase Bonds, Series 2004A-2, 5.000%, 11/15/21
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       12,870   Total Maine                                                                                              12,984,630
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 1.2% (0.8% OF TOTAL INVESTMENTS)

        2,000   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00        BBB+          2,135,440
                 Revenue Bonds, MedStar Health, Series 2004,
                 5.375%, 8/15/24

        1,550   Maryland Health and Higher Educational Facilities Authority,          7/16 at 100.00         AAA          1,594,098
                 Revenue Bonds, Western Maryland Health, Series 2006A,
                 4.750%, 7/01/36 (WI/DD, Settling 11/16/06) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,550   Total Maryland                                                                                            3,729,538
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 2.1% (1.4% OF TOTAL INVESTMENTS)

        1,000   Massachusetts Development Finance Authority, Revenue Bonds,          10/14 at 100.00         BBB          1,076,600
                 Hampshire College, Series 2004, 5.625%, 10/01/24

        1,900   Massachusetts, General Obligation Bonds, Series 2003D,               10/13 at 100.00      AA (4)          2,078,828
                 5.250%, 10/01/20 (Pre-refunded 10/01/13)

        3,000   Massachusetts, Special Obligation Dedicated Tax Revenue               1/14 at 100.00         AAA          3,291,210
                 Bonds, Series 2004, 5.250%, 1/01/24 (Pre-refunded 1/01/14) -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,900   Total Massachusetts                                                                                       6,446,638
------------------------------------------------------------------------------------------------------------------------------------


                                       55

                    Nuveen Premier Municipal Income Fund, Inc. (NPF) (continued)
                         Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 3.6% (2.4% OF TOTAL INVESTMENTS)

$       2,925   Detroit, Michigan, General Obligation Bonds, Series 2003A,            4/13 at 100.00         AAA     $    3,154,057
                 5.250%, 4/01/17 - XLCA Insured

        4,600   Detroit, Michigan, Sewer Disposal System Revenue Bonds,               7/16 at 100.00         AAA          4,639,008
                 Second Lien, Series 2006B, 4.625%, 7/01/34 - FGIC Insured

          170   Monroe County Hospital Finance Authority, Michigan, Mercy             6/16 at 100.00        BBB-            180,268
                 Memorial Hospital Corporation Revenue Bonds, Series 2006,
                 5.500%, 6/01/35

        3,025   Wayne County, Michigan, Airport Revenue Refunding Bonds,             12/12 at 100.00         AAA          3,278,949
                 Detroit Metropolitan Airport, Series 2002C, 5.375%, 12/01/19 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,720   Total Michigan                                                                                           11,252,282
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 4.9% (3.2% OF TOTAL INVESTMENTS)

        4,350   Cohasset, Minnesota, Pollution Control Revenue Bonds,                 7/14 at 100.00           A          4,449,702
                 Allete Inc., Series 2004, 4.950%, 7/01/22

        1,000   Duluth Economic Development Authority, Minnesota, Healthcare          2/14 at 100.00          A-          1,057,880
                 Facilities Revenue Bonds, Benedictine Health System -
                 St. Mary's Duluth Clinic, Series 2004, 5.250%, 2/15/21

        2,290   Minneapolis-St. Paul Housing and Redevelopment Authority,            12/13 at 100.00        Baa1          2,523,259
                 Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003,
                 6.000%, 12/01/20

                Minnesota Higher Education Facilities Authority, Revenue Bonds,
                University of St. Thomas, Series 2004-5Y:
          530    5.250%, 10/01/19                                                    10/14 at 100.00          A2            573,328
        1,500    5.250%, 10/01/34                                                    10/14 at 100.00          A2          1,602,795

          665   Minnesota Higher Education Facilities Authority, Revenue              4/16 at 100.00          A2            708,937
                 Bonds, University of St. Thomas, Series 2006-6I,
                 5.000%, 4/01/23

        1,000   Minnesota Municipal Power Agency, Electric Revenue Bonds,            10/14 at 100.00          A3          1,078,230
                 Series 2004A, 5.250%, 10/01/19

        3,000   St. Paul Port Authority, Minnesota, Lease Revenue Bonds,             12/13 at 100.00         AA+          3,280,500
                 Office Building at Cedar Street, Series 2003,
                 5.250%, 12/01/20

------------------------------------------------------------------------------------------------------------------------------------
       14,335   Total Minnesota                                                                                          15,274,631
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 1.0% (0.7% OF TOTAL INVESTMENTS)

        1,525   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R          1,563,644
                 Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24

        1,500   Mississippi State University Educational Building Corporation,        8/15 at 100.00         AAA          1,586,460
                 Revenue Bonds, Residence Hall and Campus Improvement
                 Project, Series 2005, 5.000%, 8/01/28 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,025   Total Mississippi                                                                                         3,150,104
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 1.0% (0.7% OF TOTAL INVESTMENTS)

          100   Hannibal Industrial Development Authority, Missouri, Health           3/16 at 100.00        BBB+            104,390
                 Facilities Revenue Bonds, Hannibal Regional Hospital,
                 Series 2006, 5.000%, 3/01/22

        2,880   Joplin Industrial Development Authority, Missouri, Health             2/15 at 102.00        BBB+          3,118,608
                 Facilities Revenue Bonds, Freeman Health System,
                 Series 2004, 5.500%, 2/15/24

------------------------------------------------------------------------------------------------------------------------------------
        2,980   Total Missouri                                                                                            3,222,998
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 2.4% (1.5% OF TOTAL INVESTMENTS)

        1,580   Douglas County Hospital Authority 2, Nebraska, Health                   No Opt. Call          A1          1,690,395
                 Facilities Revenue Bonds, Nebraska Medical Center,
                 Series 2003, 5.000%, 11/15/16

        2,055   Grand Island, Nebraska, Electric System Revenue Bonds,                3/07 at 100.00      A+ (4)          2,184,958
                 Series 1977, 6.100%, 9/01/12 (ETM)

        2,350   NebHelp Inc., Nebraska, Senior Subordinate Bonds, Student               No Opt. Call         AAA          2,550,831
                 Loan Program, Series 1993A-5B, 6.250%, 6/01/18 -
                 MBIA Insured (Alternative Minimum Tax)

          765   Omaha Public Power District, Nebraska, Electric System                2/17 at 100.00         AAA            890,858
                 Revenue Bonds, Nebraska City 2, Series 2006A,
                 Residuals 1508-2, 7.530%, 2/01/49 (WI/DD,
                 Settling 11/02/06) - AMBAC Insured (IF)

------------------------------------------------------------------------------------------------------------------------------------
        6,750   Total Nebraska                                                                                            7,317,042
------------------------------------------------------------------------------------------------------------------------------------


                NEW HAMPSHIRE - 1.8% (1.2% OF TOTAL INVESTMENTS)

        5,000   New Hampshire Housing Finance Authority, FHLMC                        7/10 at 101.00         Aaa          5,249,000
                 Multifamily Housing Remarketed Revenue Bonds,
                 Countryside LP, Series 1994, 6.100%, 7/01/24 (Alternative
                 Minimum Tax)


                                       56

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE (continued)

$         290   New Hampshire Municipal Bond Bank, Revenue Bonds,                       No Opt. Call         N/R     $      299,895
                 Coe-Brown Northwood Academy, Series 1994, 7.250%, 5/01/09

------------------------------------------------------------------------------------------------------------------------------------
        5,290   Total New Hampshire                                                                                       5,548,895
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 3.5% (2.3% OF TOTAL INVESTMENTS)

        1,000   New Jersey Economic Development Authority, School Facilities          9/15 at 100.00         AA-          1,088,700
                 Construction Bonds, Series 2005P, 5.250%, 9/01/24

        3,000   New Jersey Transportation Trust Fund Authority, Transportation        6/13 at 100.00         AAA          3,332,490
                 System Bonds, Series 2003C, 5.500%, 6/15/24
                 (Pre-refunded 6/15/13)

        2,000   New Jersey Transportation Trust Fund Authority, Transportation          No Opt. Call         AAA          2,227,760
                 System Bonds, Series 2005C, 5.250%, 6/15/15 -
                 MBIA Insured (ETM)

        1,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,           7/13 at 100.00         AAA          1,604,595
                 5.000%, 1/01/19 - FGIC Insured

        2,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,           1/15 at 100.00         AAA          2,659,150
                 5.000%, 1/01/25 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,000   Total New Jersey                                                                                         10,912,695
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 18.6% (12.1% OF TOTAL INVESTMENTS)

       10,000   Dormitory Authority of the State of New York, Revenue Bonds,          5/10 at 101.00         AAA         10,755,498
                 State University Educational Facilities Revenue Bonds,
                 1999 Resolution, Series 2000B, 5.500%, 5/15/30 (Pre-refunded
                 5/15/10) - FSA Insured

        1,500   Dormitory Authority of the State of New York, State and               7/14 at 100.00         AA-          1,627,815
                 Local Appropriation Lease Bonds, Upstate Community
                 Colleges, Series 2004B, 5.250%, 7/01/19

        2,500   Long Island Power Authority, New York, Electric System                6/16 at 100.00         AAA          3,033,325
                 Revenue Bonds, Residual Series 2006-1428, 7.367%, 12/01/25 -
                 FGIC Insured (IF)

        3,200   Metropolitan Transportation Authority, New York, Transportation      11/15 at 100.00           A          3,382,208
                 Revenue Bonds, Series 2005F, 5.000%, 11/15/30

        5,000   Metropolitan Transportation Authority, New York, Transportation      11/12 at 100.00         AAA          5,392,200
                 Revenue Refunding Bonds, Series 2002A, 5.125%, 11/15/21 -
                 FGIC Insured

        4,000   New York City Municipal Water Finance Authority, New York,           12/14 at 100.00         AAA          4,270,600
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2005B, 5.000%, 6/15/23 - AMBAC Insured

        1,250   New York City Municipal Water Finance Authority, New York,            6/16 at 100.00         AA+          1,330,975
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2006D, 5.000%, 6/15/29

        4,265   New York City, New York, General Obligation Bonds,                   10/13 at 100.00         AA-          4,587,178
                 Fiscal Series 2003D, 5.250%, 10/15/22

        1,200   New York City, New York, General Obligation Bonds,                    8/14 at 100.00         AA-          1,311,744
                 Fiscal Series 2004B, 5.250%, 8/01/15

        4,000   New York City, New York, General Obligation Bonds,                    8/14 at 100.00         AA-          4,330,160
                 Fiscal Series 2004C, 5.250%, 8/15/20

                New York Dorm Authority, State Personal Income Tax Revenue
                Bonds, Education, Series 2006C:
        1,770    5.000%, 12/15/31 (WI/DD, Settling 11/16/06)                         12/16 at 100.00         AAA          1,900,060
        3,540    5.000%, 12/15/35 (WI/DD, Settling 11/16/06)                         12/16 at 100.00         AAA          3,787,977

          680   New York State Medical Care Facilities Finance Agency,                2/07 at 100.00         AAA            685,100
                 FHA-Insured Mortgage Revenue Bonds, Hospital and
                 Nursing Home Projects, Series 1992B, 6.200%, 8/15/22

        3,250   New York State Municipal Bond Bank Agency, Special School             6/13 at 100.00          A+          3,496,610
                 Purpose Revenue Bonds, Series 2003C, 5.250%, 6/01/22

        3,014   New York State Thruway Authority, General Revenue Bonds,                No Opt. Call         AAA          3,614,603
                 Residual Series 2006-1427, 7.468%, 1/01/26 - FSA Insured (IF)

        1,850   New York State Urban Development Corporation, Service                 3/15 at 100.00         AAA          1,974,339
                 Contract Revenue Bonds, Series 2005B, 5.000%, 3/15/24 -
                 FSA Insured

        1,000   New York State Urban Development Corporation, Subordinate             7/14 at 100.00           A          1,067,130
                 Lien Corporate Purpose Bonds, Series 2004A, 5.125%, 1/01/22

        1,000   Rensselaer County Industrial Development Agency, New York,            3/16 at 100.00           A          1,061,590
                 Civic Facility Revenue Bonds, Rensselaer Polytechnic Institute,
                 Series 2006, 5.000%, 3/01/26

------------------------------------------------------------------------------------------------------------------------------------
       53,019   Total New York                                                                                           57,609,112
------------------------------------------------------------------------------------------------------------------------------------


                                       57

                    Nuveen Premier Municipal Income Fund, Inc. (NPF) (continued)
                         Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 4.0% (2.6% OF TOTAL INVESTMENTS)

$      10,300   North Carolina Eastern Municipal Power Agency, Power System             No Opt. Call         AAA     $   12,512,953
                 Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 -
                 CAPMAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 2.0% (1.3% OF TOTAL INVESTMENTS)

        2,000   Granville Exempt Village School District, Ohio, General              12/11 at 100.00         Aa2          2,105,200
                 Obligation Bonds, Series 2001, 5.000%, 12/01/24

        4,000   Ohio, Solid Waste Revenue Bonds, Republic Services Inc.,                No Opt. Call        BBB+          3,922,560
                 Series 2004, 4.250%, 4/01/33 (Mandatory put 4/01/14)
                 (Alternative Minimum Tax)

          250   Port of Greater Cincinnati Development Authority, Ohio,              10/16 at 100.00         N/R            262,452
                 Economic Development Revenue Bonds, Sisters of Mercy of
                 the Americas, Series 2006, 5.000%, 10/01/25

------------------------------------------------------------------------------------------------------------------------------------
        6,250   Total Ohio                                                                                                6,290,212
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 0.3% (0.2% OF TOTAL INVESTMENTS)

                Norman Regional Hospital Authority, Oklahoma, Hospital
                Revenue Bonds, Series 2005:
          500    5.375%, 9/01/29                                                      9/16 at 100.00        BBB-            530,340
          450    5.375%, 9/01/36                                                      9/16 at 100.00        BBB-            474,575

------------------------------------------------------------------------------------------------------------------------------------
          950   Total Oklahoma                                                                                            1,004,915
------------------------------------------------------------------------------------------------------------------------------------


                OREGON - 1.3% (0.8% OF TOTAL INVESTMENTS)

                Oregon, General Obligation Bonds, State Board of Higher
                Education, Series 2004A:
        1,795    5.000%, 8/01/21                                                      8/14 at 100.00         AA-          1,920,291
        1,990    5.000%, 8/01/23                                                      8/14 at 100.00         AA-          2,117,957

------------------------------------------------------------------------------------------------------------------------------------
        3,785   Total Oregon                                                                                              4,038,248
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 1.5% (1.0% OF TOTAL INVESTMENTS)

        3,000   Allegheny County Sanitary Authority, Pennsylvania, Sewerage          12/15 at 100.00         AAA          3,211,170
                 Revenue Bonds, Series 2005A, 5.000%, 12/01/23 -
                 MBIA Insured

        1,525   Falls Township Hospital Authority, Pennsylvania, FHA-Insured          2/07 at 100.00         AAA          1,535,416
                 Revenue Refunding Bonds, Delaware Valley Medical Center,
                 Series 1992, 7.000%, 8/01/22

------------------------------------------------------------------------------------------------------------------------------------
        4,525   Total Pennsylvania                                                                                        4,746,586
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 2.6% (1.7% OF TOTAL INVESTMENTS)

        7,655   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB          8,190,697
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.000%, 6/01/23
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 7.8% (5.0% OF TOTAL INVESTMENTS)

        2,500   Berkeley County School District, South Carolina, Installment         12/13 at 100.00          A-          2,628,800
                 Purchase Revenue Bonds, Securing Assets for Education,
                 Series 2003, 5.250%, 12/01/24

        4,405   Dorchester County School District 2, South Carolina, Installment     12/14 at 100.00           A          4,680,313
                 Purchase Revenue Bonds, GROWTH, Series 2004,
                 5.250%, 12/01/23

        3,340   Greenville County School District, South Carolina, Installment       12/13 at 100.00         AA-          3,596,479
                 Purchase Revenue Bonds, Series 2003, 5.250%, 12/01/19

        3,620   Greenville, South Carolina, Hospital Facilities Revenue               5/13 at 100.00         AAA          3,877,816
                 Refunding Bonds, Series 2003A, 5.250%, 5/01/21 -
                 AMBAC Insured

        1,500   South Carolina JOBS Economic Development Authority,                  11/12 at 100.00          A-          1,605,930
                 Economic Development Revenue Bonds, Bon Secours
                 Health System Inc., Series 2002A, 5.625%, 11/15/30

          605   South Carolina JOBS Economic Development Authority,                   8/13 at 100.00        BBB+            683,680
                 Hospital Refunding and Improvement Revenue Bonds,
                 Palmetto Health Alliance, Series 2003C, 6.375%, 8/01/34

        4,895   South Carolina JOBS Economic Development Authority,                   8/13 at 100.00    BBB+ (4)          5,674,284
                 Hospital Refunding and Improvement Revenue Bonds,
                 Palmetto Health Alliance, Series 2003C, 6.375%, 8/01/34
                 (Pre-refunded 8/01/13)

        1,145   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB          1,223,593
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22

------------------------------------------------------------------------------------------------------------------------------------
       22,010   Total South Carolina                                                                                     23,970,895
------------------------------------------------------------------------------------------------------------------------------------


                                       58

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 0.6% (0.4% OF TOTAL INVESTMENTS)

$       1,750   South Dakota Health and Educational Facilities Authority,            11/14 at 100.00          A+     $    1,891,505
                 Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                 5.500%, 11/01/31
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 1.2% (0.8% OF TOTAL INVESTMENTS)

        2,060   Johnson City Health and Educational Facilities Board,                 7/23 at 100.00         AAA          2,136,447
                 Tennessee, Hospital Revenue Refunding and Improvement
                 Bonds, Johnson City Medical Center, Series 1998C,
                 5.125%, 7/01/25 (Pre-refunded 7/01/23) - MBIA Insured

        1,600   Johnson City Health and Educational Facilities Board,                 7/16 at 100.00        BBB+          1,717,712
                 Tennessee, Revenue Bonds, Mountain States Health
                 Alliance, Series 2006A, 5.500%, 7/01/36

------------------------------------------------------------------------------------------------------------------------------------
        3,660   Total Tennessee                                                                                           3,854,159
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 5.6% (3.6% OF TOTAL INVESTMENTS)

        1,075   Brazos River Authority, Texas, Pollution Control Revenue             10/13 at 101.00        Baa2          1,211,934
                 Bonds, TXU Energy Company LLC Project, Series 2003C,
                 6.750%, 10/01/38 (Alternative Minimum Tax)

        3,000   Houston, Texas, First Lien Combined Utility System Revenue            5/14 at 100.00         AAA          3,260,250
                 Bonds, Series 2004A, 5.250%, 5/15/25 - MBIA Insured

                Kerrville Health Facilities Development Corporation, Texas,
                Revenue Bonds, Sid Peterson Memorial Hospital Project, Series
                2005:
          400    5.250%, 8/15/21                                                        No Opt. Call        BBB-            421,456
          500    5.125%, 8/15/26                                                        No Opt. Call        BBB-            517,370

        2,265   Lower Colorado River Authority, Texas, Contract Revenue               5/13 at 100.00         AAA          2,439,949
                 Refunding Bonds, Transmission Services Corporation,
                 Series 2003C, 5.250%, 5/15/25 - AMBAC Insured

        2,000   Mansfield Independent School District, Tarrant County, Texas,         2/11 at 100.00         AAA          2,137,340
                 General Obligation Bonds, Series 2001, 5.375%, 2/15/26

        1,000   Sabine River Authority, Texas, Pollution Control Revenue Bonds,      11/15 at 100.00        Baa2          1,037,470
                 TXU Electric Company, Series 2001C, 5.200%, 5/01/28

                Texas Tech University, Financing System Revenue Bonds,
                9th Series 2003:
        3,525    5.250%, 2/15/18 - AMBAC Insured                                      8/13 at 100.00         AAA          3,824,837
        2,250    5.250%, 2/15/19 - AMBAC Insured                                      8/13 at 100.00         AAA          2,441,385

           50   Victoria Housing Finance Corporation, Texas, FNMA Single                No Opt. Call         Aaa             51,917
                 Family Mortgage Revenue Refunding Bonds, Series 1995,
                 8.125%, 1/01/11

------------------------------------------------------------------------------------------------------------------------------------
       16,065   Total Texas                                                                                              17,343,908
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 0.3% (0.2% OF TOTAL INVESTMENTS)

          570   Utah Housing Corporation, Single Family Mortgage Bonds,               7/11 at 100.00         Aa2            586,342
                 Series 2001D, 5.500%, 1/01/21 (Alternative Minimum Tax)

           30   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/07 at 102.00          AA             30,678
                 Series 1996C, 6.450%, 7/01/14 (Alternative Minimum Tax)

          235   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/07 at 101.50          AA            240,135
                 Series 1997F, 5.750%, 7/01/15 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
          835   Total Utah                                                                                                  857,155
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 9.2% (5.9% OF TOTAL INVESTMENTS)

        2,500   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA          2,761,700
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002C, 5.750%, 7/01/17 - MBIA Insured

        7,000   Energy Northwest, Washington, Electric Revenue Refunding              7/13 at 100.00         Aaa          7,683,830
                 Bonds, Nuclear Project 1, Series 2003A, 5.500%, 7/01/16


                                       59

                    Nuveen Premier Municipal Income Fund, Inc. (NPF) (continued)
                         Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (continued)

$       6,160   King County Public Hospital District 2, Washington, Limited           6/11 at 101.00         AAA     $    6,513,461
                 Tax General Obligation Bonds, Evergreen Hospital Medical
                 Center, Series 2001A, 5.250%, 12/01/24 - AMBAC Insured

        1,000   Skagit County Public Hospital District 1, Washington, Revenue           No Opt. Call        Baa2          1,091,660
                 Bonds, Skagit Valley Hospital, Series 2003, 6.000%, 12/01/23

        9,750   Washington, General Obligation Refunding Bonds,                         No Opt. Call         Aa1         10,315,988
                 Series 1992A and 1992AT-6, 6.250%, 2/01/11

------------------------------------------------------------------------------------------------------------------------------------
       26,410   Total Washington                                                                                         28,366,639
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 1.8% (1.2% OF TOTAL INVESTMENTS)

        2,000   West Virginia Water Development Authority, Infrastructure            10/13 at 101.00         AAA          2,243,140
                 Revenue Bonds, Series 2003A, 5.500%, 10/01/23
                 (Pre-refunded 10/01/13) - AMBAC Insured

        3,150   West Virginia Water Development Authority, Loan Program II           11/13 at 101.00         AAA          3,432,366
                 Revenue Bonds, Series 2003B, 5.250%, 11/01/23 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,150   Total West Virginia                                                                                       5,675,506
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 5.9% (3.8% OF TOTAL INVESTMENTS)

        5,670   Wisconsin Health and Educational Facilities Authority,                7/11 at 100.00          A-          6,037,473
                 Revenue Bonds, Agnesian Healthcare Inc., Series 2001,
                 6.000%, 7/01/30

          160   Wisconsin Health and Educational Facilities Authority,                5/16 at 100.00         BBB            163,214
                 Revenue Bonds, Divine Savior Healthcare, Series 2006,
                 5.000%, 5/01/32

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue        5/14 at 100.00        BBB+          1,071,410
                 Bonds, Fort Healthcare Inc., Series 2004, 5.375%, 5/01/18

          205   Wisconsin Health and Educational Facilities Authority, Revenue       10/11 at 101.00         AA-            220,127
                 Bonds, Froedtert and Community Health Obligated Group,
                 Series 2001, 5.375%, 10/01/30

        2,145   Wisconsin Health and Educational Facilities Authority, Revenue       10/11 at 101.00     N/R (4)          2,327,540
                 Bonds, Froedtert and Community Health Obligated Group,
                 Series 2001, 5.375%, 10/01/30 (Pre-refunded 10/01/11)

        5,000   Wisconsin Health and Educational Facilities Authority, Revenue        2/10 at 101.00          AA          5,397,450
                 Bonds, Marshfield Clinic, Series 1999, 6.250%, 2/15/18 -
                 RAAI Insured

          365   Wisconsin Housing and Economic Development Authority,                 1/07 at 100.00          AA            365,613
                 Housing Revenue Bonds, Series 1992A, 6.850%, 11/01/12

        2,500   Wisconsin State, General Obligation Bonds, Series 2006A,              5/16 at 100.00         AAA          2,605,800
                 4.750%, 5/01/25 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       17,045   Total Wisconsin                                                                                          18,188,627
------------------------------------------------------------------------------------------------------------------------------------


                                       60

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WYOMING - 0.5% (0.3% OF TOTAL INVESTMENTS)

$       1,350   Sweetwater County, Wyoming, Solid Waste Disposal Revenue             12/15 at 100.00        BBB-     $    1,435,846
                 Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
$     473,717   Total Investments (cost $446,434,862) - 154.5%                                                          477,525,229
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (1.1)%                                                                   (3,385,043)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.4)%                                                       (165,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  309,140,186
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT OCTOBER 31, 2006:
                                                      FUND                     FIXED RATE                                UNREALIZED
                   NOTIONAL  FLOATING RATE     PAY/RECEIVE    FIXED RATE          PAYMENT    EFFECTIVE  TERMINATION    APPRECIATION
COUNTERPARTY         AMOUNT          INDEX   FLOATING RATE   (ANNUALIZED)       FREQUENCY      DATE (5)        DATE   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley  $19,500,000        3-month         Receive         5.470%   Semi-Annually      8/22/07     8/22/24        $(507,183)
                                 USD-LIBOR
====================================================================================================================================

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rates)

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                   (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

                    Nuveen Municipal High Income Opportunity Fund (NMZ)
                    Portfolio of
                            INVESTMENTS October 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NATIONAL - 2.1% (1.5% OF TOTAL INVESTMENTS)

                Charter Mac Equity Issuer Trust, Preferred Shares, Series 2004A-4:
$       5,000    6.000%, 12/31/45 (Mandatory put 4/30/19) (Alternative Minimum Tax)   4/19 at 100.00          A3     $    5,554,050
        1,000    5.750%, 12/31/45 (Mandatory put 4/30/15) (Alternative Minimum Tax)   4/15 at 100.00          A3          1,078,110

        1,000   GMAC Municipal Mortgage Trust, Series B-1, 5.600%, 10/31/39             No Opt. Call        Baa1          1,075,520
                 (Mandatory put 10/31/19) (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,000   Total National                                                                                            7,707,680
------------------------------------------------------------------------------------------------------------------------------------


                ALABAMA - 1.7% (1.2% OF TOTAL INVESTMENTS)

        6,200   Baldwin County Eastern Shore Healthcare Authority, Alabama,           4/08 at 102.00     N/R (4)          6,475,094
                 Hospital Revenue Bonds, Thomas Hospital, Series 1998,
                 5.750%, 4/01/27 (Pre-refunded 4/01/08)
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 4.8% (3.5% OF TOTAL INVESTMENTS)

          546   Estrella Mountain Ranch Community Facilities District, Goodyear,      7/10 at 102.00         N/R            605,885
                 Arizona, Special Assessment Lien Bonds, Series 2001A,
                 7.875%, 7/01/25

        6,720   Maricopa County Industrial Development Authority, Arizona,            1/11 at 103.00          BB          6,970,118
                 Senior Living Facility Revenue Bonds, Christian Care Mesa II
                 Inc., Series 2004A, 6.625%, 1/01/34 (Alternative Minimum Tax)

                Phoenix Industrial Development Authority, Arizona, Educational
                Revenue Bonds, Keystone Montessori School, Series 2004A:
          315    6.375%, 11/01/13                                                    11/11 at 103.00         N/R            324,844
          790    7.250%, 11/01/23                                                    11/11 at 103.00         N/R            831,641
        1,715    7.500%, 11/01/33                                                    11/11 at 103.00         N/R          1,805,363

        1,000   Pima County Industrial Development Authority, Arizona, Charter        7/16 at 100.00         N/R          1,011,360
                 School Revenue Bonds, Franklin Phonetic Charter School,
                 Series 2006, 5.750%, 7/01/36

        1,645   Pima County Industrial Development Authority, Arizona,                7/14 at 100.00         N/R          1,748,487
                 Charter School Revenue Bonds, Heritage Elementary School,
                 Series 2004, 7.500%, 7/01/34

          550   Pima County Industrial Development Authority, Arizona, Charter       12/14 at 100.00        BBB-            580,520
                 School Revenue Bonds, Noah Webster Basic Schools Inc.,
                 Series 2004, 6.125%, 12/15/34

          500   Pima County Industrial Development Authority, Arizona, Charter          No Opt. Call         AAA            586,040
                 School Revenue Bonds, Pointe Educational Services Charter
                 School, Series 2004, 6.250%, 7/01/14 (ETM)

        1,000   Pima County Industrial Development Authority, Arizona, Charter        7/14 at 100.00     N/R (4)          1,198,300
                 School Revenue Bonds, Pointe Educational Services Charter
                 School, Series 2004, 7.125%, 7/01/24 (Pre-refunded 7/01/14)

        1,150   Pinal County Industrial Development Authority, Arizona,              10/12 at 100.00           A          1,198,875
                 Correctional Facilities Contract Revenue Bonds, Florence
                 West Prison LLC, Series 2002A, 5.250%, 10/01/22 -
                 ACA Insured

        1,000   Tucson Industrial Development Authority, Arizona, Charter             9/14 at 100.00        BBB-          1,043,790
                 School Revenue Bonds, Arizona Agribusiness and Equine
                 Center Charter School, Series 2004A, 5.850%, 9/01/24

------------------------------------------------------------------------------------------------------------------------------------
       16,931   Total Arizona                                                                                            17,905,223
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 16.7% (12.0% OF TOTAL INVESTMENTS)

        8,000   Alameda Public Finance Authority, California, Revenue Bond              No Opt. Call         N/R          7,980,160
                 Anticipation Notes, Alameda Power and Telecom,
                 Series 2004, 7.000%, 6/01/09

          940   California Health Facilities Financing Authority, Hospital           11/06 at 100.00          BB            940,254
                 Revenue Bonds, Downey Community Hospital, Series 1993,
                 5.750%, 5/15/15

                California State Public Works Board, Lease Revenue Bonds,
                Department of General Services, Series 2003D:
        1,090    5.000%, 6/01/21                                                     12/13 at 100.00           A          1,154,212
        1,170    5.100%, 6/01/23                                                     12/13 at 100.00           A          1,241,183

        3,000   California State Public Works Board, Lease Revenue Bonds,             6/14 at 100.00           A          3,159,360
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.000%, 6/01/25


                                       62

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       2,925   California Statewide Community Development Authority,                 3/14 at 102.00         N/R     $    3,090,497
                 Revenue Bonds, Epidaurus Project, Series 2004A,
                 7.750%, 3/01/34

        1,010   California Statewide Community Development Authority,                 1/14 at 100.00         N/R          1,089,255
                 Subordinate Lien Multifamily Housing Revenue Bonds,
                 Corona Park Apartments, Series 2004I-S, 7.750%, 1/01/34
                 (Alternative Minimum Tax)

        3,360   California, General Obligation Bonds, Series 2003,                   11/13 at 100.00          A+          3,572,890
                 5.000%, 11/01/21

        4,975   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          5,569,313
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2003B, 5.625%, 6/01/33 (Pre-refunded 6/01/13)

        5,500   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          6,277,095
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39

        1,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          1,231,210
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2003A-2, 7.900%, 6/01/42

                Huntington Beach, California, Special Tax Bonds, Community
                Facilities District 2003-1, Huntington Center, Series 2004:
          500    5.800%, 9/01/23                                                      9/14 at 100.00         N/R            516,355
        1,000    5.850%, 9/01/33                                                      9/14 at 100.00         N/R          1,032,460

        2,500   Independent Cities Lease Finance Authority, California,               5/14 at 100.00         N/R          2,784,200
                 Revenue Bonds, El Granada Mobile Home Park,
                 Series 2004A, 6.450%, 5/15/44

        1,015   Independent Cities Lease Finance Authority, California,               5/14 at 100.00         N/R          1,084,335
                 Subordinate Lien Revenue Bonds, El Granada Mobile
                 Home Park, Series 2004B, 6.500%, 5/15/44

        1,200   Lake Elsinore, California, Special Tax Bonds, Community               9/13 at 102.00         N/R          1,283,604
                 Facilities District 2003-2 Improvement Area A, Canyon Hills,
                 Series 2004A, 5.950%, 9/01/34

        3,400   Lee Lake Water District, Riverside County, California, Special        9/13 at 102.00         N/R          3,636,878
                 Tax Bonds, Community Facilities District 3, Series 2004,
                 5.950%, 9/01/34

          300   Los Angeles Regional Airports Improvement Corporation,               12/12 at 102.00           B            337,449
                 California, Sublease Revenue Bonds, Los Angeles International
                 Airport, American Airlines Inc. Terminal 4 Project, Series 2002B,
                 7.500%, 12/01/24 (Alternative Minimum Tax)

        2,950   Los Angeles Regional Airports Improvement Corporation,               12/12 at 102.00           B          3,318,249
                 California, Sublease Revenue Bonds, Los Angeles International
                 Airport, American Airlines Inc. Terminal 4 Project, Series 2002C,
                 7.500%, 12/01/24 (Alternative Minimum Tax)

                Moreno Valley Unified School District, Riverside County,
                California, Special Tax Bonds, Community Facilities District,
                Series 2004:
          800    5.550%, 9/01/29                                                      9/14 at 100.00         N/R            817,624
        1,250    5.650%, 9/01/34                                                      9/14 at 100.00         N/R          1,281,800

          995   Oceanside, California, Special Tax Revenue Bonds, Community           3/14 at 100.00         N/R          1,046,193
                 Facilities District - Morro Hills, Series 2004, 5.750%, 9/01/28

                Orange County, California, Special Tax Bonds, Community
                Facilities District 03-1 of Ladera Ranch, Series 2004A:
          500    5.500%, 8/15/23                                                      8/12 at 101.00         N/R            527,290
        1,625    5.600%, 8/15/28                                                      8/12 at 101.00         N/R          1,717,056
        1,000    5.625%, 8/15/34                                                      8/12 at 101.00         N/R          1,045,770

        2,250   San Diego County, California, Certificates of Participation,          9/12 at 100.00        BBB-          2,350,665
                 San Diego-Imperial Counties Developmental Services
                 Foundation Project, Series 2002, 5.500%, 9/01/27

        3,895   West Patterson Financing Authority, California, Special Tax           9/13 at 103.00         N/R          4,236,202
                 Bonds, Community Facilities District 2001-1, Series 2004A,
                 6.125%, 9/01/39

------------------------------------------------------------------------------------------------------------------------------------
       58,150   Total California                                                                                         62,321,559
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 8.6% (6.2% OF TOTAL INVESTMENTS)

          925   Bradburn Metropolitan District 3, Colorado, General                  12/13 at 101.00         N/R          1,031,366
                 Obligation Bonds, Series 2003, 7.500%, 12/01/33

        5,594   Buffalo Ridge Metropolitan District, Colorado, Limited Obligation    12/13 at 101.00         N/R          6,237,254
                 Assessment Bonds, Series 2003, 7.500%, 12/01/33


                                       63

                    Nuveen Municipal High Income Opportunity Fund (NMZ) (continued)
                         Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

$         400   Colorado Educational and Cultural Facilities Authority, Charter      12/10 at 101.00     BBB (4)     $      451,888
                 School Revenue Bonds, Academy Charter School - Douglas
                 County School District Re. 1, Series 2000, 6.875%, 12/15/20
                 (Pre-refunded 12/15/10)

          650   Colorado Educational and Cultural Facilities Authority, Charter       9/11 at 100.00     Ba1 (4)            743,717
                 School Revenue Bonds, Bromley East Charter School,
                 Series 2000A, 7.250%, 9/15/30 (Pre-refunded 9/15/11)

          905   Colorado Educational and Cultural Facilities Authority, Charter       7/08 at 100.00     N/R (4)            947,698
                 School Revenue Bonds, Compass Montessori Elementary
                 Charter School, Series 2000, 7.750%, 7/15/31
                 (Pre-refunded 7/15/08)

        3,500   Colorado Educational and Cultural Facilities Authority, Charter       5/14 at 101.00         N/R          3,748,850
                 School Revenue Bonds, Denver Arts and Technology Academy,
                 Series 2003, 8.000%, 5/01/34

                Colorado Educational and Cultural Facilities Authority, Charter
                School Revenue Bonds, Excel Academy Charter School,
                Series 2003:
          500    7.300%, 12/01/23 (Pre-refunded 12/01/11)                            12/11 at 100.00         AAA            585,345
          875    7.500%, 12/01/33 (Pre-refunded 12/01/11)                            12/11 at 100.00         AAA          1,032,421

        1,797   Colorado Educational and Cultural Facilities Authority, Charter       2/12 at 100.00         N/R          1,894,829
                 School Revenue Bonds, Jefferson County School District R-1 -
                 Compass Montessori Secondary School, Series 2002,
                 8.000%, 2/15/32

        1,450   Colorado Educational and Cultural Facilities Authority, Charter       6/11 at 100.00     Ba1 (4)          1,629,945
                 School Revenue Bonds, Weld County School District 6 -
                 Frontier Academy, Series 2001, 7.250%, 6/01/20
                 (Pre-refunded 6/01/11)

        1,500   Colorado Educational and Cultural Facilities Authority,               6/14 at 100.00         N/R          1,641,570
                 Independent School Improvement Revenue Bonds, Heritage
                 Christian School of Northern Colorado, Series 2004A,
                 7.500%, 6/01/34

          900   Colorado Housing and Finance Authority, Multifamily Project          10/12 at 100.00          AA            929,070
                 Bonds, Class II Series 2002C-6, 5.300%, 10/01/42

        4,300   Denver Health and Hospitals Authority, Colorado, Revenue             12/14 at 100.00         BBB          4,834,447
                 Bonds, Series 2004A, 6.250%, 12/01/33

        1,000   Denver, Colorado, FHA-Insured Multifamily Housing Mortgage            7/08 at 102.00         AAA          1,026,270
                 Loan Revenue Bonds, Garden Court Community Project,
                 Series 1998, 5.400%, 7/01/39

        1,250   Mesa County, Colorado, Residential Care Facilities Mortgage          12/11 at 101.00          AA          1,322,238
                 Revenue Bonds, Hilltop Community Resources Inc. Obligated
                 Group, Series 2001A, 5.250%, 12/01/21 - RAAI Insured

        2,000   Park Creek Metropolitan District, Colorado, Limited Tax              12/13 at 100.00         N/R          2,258,300
                 Obligation Revenue Bonds, Series 2003CR-2,
                 7.875%, 12/01/32 (Mandatory put 12/01/13)

                Tallyn's Reach Metropolitan District 2, Aurora, Colorado,
                Limited Tax General Obligation Bonds, Series 2004:
          250    6.000%, 12/01/18                                                    12/13 at 100.00         N/R            259,688
          315    6.375%, 12/01/23                                                    12/13 at 100.00         N/R            330,876

                Tallyn's Reach Metropolitan District 3, Aurora, Colorado,
                Limited Tax General Obligation Bonds, Series 2004:
          500    6.625%, 12/01/23                                                    12/13 at 100.00         N/R            532,450
          500    6.750%, 12/01/33                                                    12/13 at 100.00         N/R            532,460

------------------------------------------------------------------------------------------------------------------------------------
       29,111   Total Colorado                                                                                           31,970,682
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 0.5% (0.4% OF TOTAL INVESTMENTS)

        1,025   Eastern Connecticut Resource Recovery Authority,                      1/07 at 100.00         BBB          1,025,646
                 Solid Waste Revenue Bonds, Wheelabrator Lisbon Project,
                 Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)

        1,000   Mashantucket Western Pequot Tribe, Connecticut, Subordinate           9/16 at 100.00        Baa3          1,044,720
                 Special Revenue Bonds, Series 2006A, 5.500%, 9/01/36

------------------------------------------------------------------------------------------------------------------------------------
        2,025   Total Connecticut                                                                                         2,070,366
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 9.1% (6.5% OF TOTAL INVESTMENTS)

        4,390   Bartram Springs Community Development District,                       5/13 at 102.00         N/R          4,837,297
                 Duval County, Florida, Special Assessment Bonds,
                 Series 2003A, 6.650%, 5/01/34

          700   Broward County, Florida, Airport Facility Revenue Bonds,             11/14 at 101.00        BBB-            823,200
                 Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative
                 Minimum Tax)

        1,175   Century Gardens Community Development District,                       5/14 at 101.00         N/R          1,238,767
                 Miami-Dade County, Florida, Special Assessment Revenue
                 Bonds, Series 2004, 5.900%, 5/01/34


                                       64

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

                Islands at Doral Northeast Community Development District,
                Miami-Dade County, Florida, Special Assessment Bonds, Series
                2004:
$         470    6.125%, 5/01/24                                                      5/14 at 101.00         N/R     $      510,740
          450    6.250%, 5/01/34                                                      5/14 at 101.00         N/R            483,984

        6,880   Lee County Industrial Development Authority, Florida,                   No Opt. Call        Caa3          6,886,742
                 Multifamily Housing Revenue Bonds, Legacy at Lehigh
                 Project, Senior Series 2003A, 6.000%, 12/01/43 (5)

          630   Lexington Community Development District, Florida, Special            5/14 at 101.00         N/R            667,189
                 Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34

        3,330   Meadowwoods Community Development District, Pasco County,             5/14 at 101.00         N/R          3,479,450
                 Florida, Special Assessment Revenue Bonds, Series 2004A,
                 6.050%, 5/01/35

        3,887   MMA Financial CDD Junior Securitization Trust, Florida,              11/07 at 100.00         N/R          3,924,400
                 Pass-Through Certificates, Class A, Series 2003I,
                 8.000%, 11/01/13

        3,900   Palm Beach County Housing Finance Authority, Florida,                 7/09 at 103.00         N/R          4,056,039
                 Multifamily Housing Revenue Bonds, Lake Delray Apartments,
                 Series 1999A, 6.400%, 1/01/31 (Alternative Minimum Tax)

        1,700   South-Dade Venture Community Development District, Florida,           5/14 at 101.00         N/R          1,821,873
                 Special Assessment Revenue Bonds, Series 2004,
                 6.125%, 5/01/34

                Stonegate Community Development District, Florida, Special
                Assessment Revenue Bonds, Series 2004:
          470    6.000%, 5/01/24                                                      5/14 at 101.00         N/R            506,467
          500    6.125%, 5/01/34                                                      5/14 at 101.00         N/R            533,040

                Westchester Community Development District 1, Florida, Special
                Assessment Bonds, Series 2003:
          145    6.000%, 5/01/23                                                      5/13 at 101.00         N/R            154,554
        3,750    6.125%, 5/01/35                                                      5/13 at 101.00         N/R          3,982,537

------------------------------------------------------------------------------------------------------------------------------------
       32,377   Total Florida                                                                                            33,906,279
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 1.0% (0.7% OF TOTAL INVESTMENTS)

          500   Effingham County Development Authority, Georgia, Solid                7/08 at 102.00          B1            509,775
                 Waste Disposal Revenue Bonds, Ft. James Project,
                 Series 1998, 5.625%, 7/01/18 (Alternative Minimum Tax) (6)

          900   Fulton County Residential Care Facilities Authority, Georgia,         2/09 at 100.00         N/R            935,694
                 Revenue Bonds, Canterbury Court, Series 2004A,
                 6.125%, 2/15/34

        1,955   Fulton County Residential Care Facilities Authority, Georgia,        12/13 at 102.00         N/R          2,203,187
                 Revenue Bonds, St. Anne's Terrace, Series 2003,
                 7.625%, 12/01/33

------------------------------------------------------------------------------------------------------------------------------------
        3,355   Total Georgia                                                                                             3,648,656
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 12.3% (8.8% OF TOTAL INVESTMENTS)

        2,000   Chicago, Illinois, Certificates of Participation Tax Increment       12/08 at 100.00         N/R          2,080,160
                 Revenue Notes, Chicago/Kingsbury Redevelopment Project,
                 Series 2004A, 6.570%, 2/15/13

        1,000   Chicago, Illinois, Certificates of Participation, Tax Increment       7/11 at 100.00         N/R          1,072,740
                 Allocation Revenue Bonds, Diversey-Narragansett Project,
                 Series 2006, 7.460%, 2/15/26

        2,000   Illinois Finance Authority, Revenue Bonds, Midwest Regional          10/16 at 100.00         N/R          1,999,840
                 Medical Center Galena-Stauss Hospital, Series 2006,
                 6.750%, 10/01/46 (WI/DD, Settling 11/02/06)

                Illinois Health Facilities Authority, FHA-Insured Mortgage
                Revenue Refunding Bonds, Sinai Health System, Series 2003:
        5,000    5.000%, 8/15/24                                                      8/13 at 100.00         AAA          5,199,400
       10,000    5.100%, 8/15/33                                                      8/13 at 100.00         AAA         10,403,300
        5,000    5.150%, 2/15/37                                                      8/13 at 100.00         AAA          5,223,650

        1,000   Illinois Health Facilities Authority, Revenue Bonds, Condell          5/12 at 100.00        Baa2          1,044,290
                 Medical Center, Series 2002, 5.500%, 5/15/32

        8,800   Illinois Health Facilities Authority, Revenue Bonds, Lake Forest      7/12 at 100.00          A-          9,474,080
                 Hospital, Series 2002A, 5.750%, 7/01/29

        1,400   Illinois Health Facilities Authority, Revenue Bonds, Midwest         11/08 at 102.00         N/R          1,413,776
                 Physicians Group Ltd., Series 1998, 5.500%, 11/15/19

          795   Illinois Health Facilities Authority, Revenue Bonds, Victory          8/07 at 101.00     Ba2 (4)            815,416
                 Health Services, Series 1997A, 5.750%, 8/15/27
                 (Pre-refunded 8/15/07)


                                       65

                    Nuveen Municipal High Income Opportunity Fund (NMZ) (continued)
                                    Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       1,650   Lombard Public Facilities Corporation, Illinois, First Tier           1/16 at 100.00         N/R     $    1,774,790
                 Conference Center and Hotel Revenue Bonds, Series 2005A-1,
                 7.125%, 1/01/36

        1,062   Lombard Public Facilities Corporation, Illinois, Third Tier           1/07 at 100.00         N/R          1,063,157
                 Conference Center and Hotel Revenue Bonds, Series 2005C-3,
                 4.000%, 1/01/36

        2,065   Plano Special Service Area 1, Illinois, Special Tax Bonds,            3/14 at 102.00         N/R          2,156,211
                 Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34

        1,000   Volo Village, Illinois, Special Service Area 3 Special Tax Bonds,     3/16 at 102.00         N/R          1,018,430
                 Symphony Meadows Project 1, Series 2006, 6.000%, 3/01/36
                 (Mandatory put 2/29/16)

        1,000   Yorkville, Illinois, Special Service Area 2005-108 Assessment         3/16 at 102.00         N/R          1,018,430
                 Bonds, Autumn Creek Project, Series 2006, 6.000%, 3/01/36

------------------------------------------------------------------------------------------------------------------------------------
       43,772   Total Illinois                                                                                           45,757,670
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 3.5% (2.5% OF TOTAL INVESTMENTS)

        6,360   Carmel Redevelopment District, Indiana, Tax Increment Revenue         7/12 at 103.00         N/R          6,848,830
                 Bonds, Series 2004A, 6.650%, 1/15/24

                Indiana Health Facility Financing Authority, Hospital Revenue
                Bonds, Community Foundation of Northwest Indiana, Series 2004A:
          500    6.250%, 3/01/25                                                      3/14 at 101.00        BBB-            547,700
        2,500    6.000%, 3/01/34                                                      3/14 at 101.00        BBB-          2,699,950

        1,000   St. Joseph County, Indiana, Economic Development Revenue              7/15 at 103.00         N/R          1,076,100
                 Bonds, Chicago Trail Village Apartments, Series 2005A,
                 7.500%, 7/01/35

        1,795   Whitley County, Indiana, Solid Waste and Sewerage Disposal           11/10 at 102.00         N/R          1,944,147
                 Revenue Bonds, Steel Dynamics Inc., Series 1998,
                 7.250%, 11/01/18 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       12,155   Total Indiana                                                                                            13,116,727
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 6.9% (4.9% OF TOTAL INVESTMENTS)

        2,280   Carter Plantation Community Development District, Livingston         11/06 at 100.00         N/R          2,290,739
                 Parish, Louisiana, Special Assessment Bonds, Series 2004,
                 5.500%, 5/01/16

        8,500   Hodge, Louisiana, Combined Utility System Revenue Bonds,                No Opt. Call        CCC+         10,619,220
                 Smurfit-Stone Container Corporation, Series 2003,
                 7.450%, 3/01/24 (Alternative Minimum Tax)

        2,600   Lafourche Parish Housing Authority, Louisiana, GNMA                   1/11 at 105.00         AAA          2,727,140
                 Collateralized Mortgage Loan Multifamily Mortgage
                 Revenue Bonds, City Place II Apartments, Series 2001,
                 6.700%, 1/20/40

        1,000   Louisiana Local Government Environmental Facilities and               9/16 at 100.00         N/R          1,009,510
                 Community Development Authority, Carter Plantation
                 Hotel Project Revenue Bonds, Series 2006A,
                 6.000%, 9/01/36

        1,000   Louisiana Local Government Environmental Facilities and               6/16 at 101.00         N/R          1,016,270
                 Community Development Authority, Revenue Bonds,
                 CDF Healthcare of Louisiana LLC, Series 2006A,
                 7.000%, 6/01/36

                Ouachita Parish Industrial Development Authority, Louisiana,
                Solid Waste Disposal Revenue Bonds, White Oaks Project, Series
                2004A:
          865    8.250%, 3/01/19 (Alternative Minimum Tax)                            3/10 at 102.00         N/R            901,235
          805    8.500%, 3/01/24 (Alternative Minimum Tax)                            3/10 at 102.00         N/R            837,313

        5,125   St. James Parish, Louisiana, Solid Waste Disposal Revenue             4/07 at 100.00         N/R          5,134,328
                 Bonds, Freeport McMoran Project, Series 1992,
                 7.700%, 10/01/22 (Alternative Minimum Tax)

        1,000   Tobacco Settlement Financing Corporation, Louisiana,                  5/11 at 101.00         BBB          1,065,090
                 Tobacco Settlement Asset-Backed Bonds, Series 2001B,
                 5.875%, 5/15/39

------------------------------------------------------------------------------------------------------------------------------------
       23,175   Total Louisiana                                                                                          25,600,845
------------------------------------------------------------------------------------------------------------------------------------


                MAINE - 0.9% (0.6% OF TOTAL INVESTMENTS)

        3,155   Portland Housing Development Corporation, Maine,                      2/14 at 102.00        Baa2          3,329,882
                 Section 8 Assisted Senior Living Revenue Bonds, Avesta
                 Housing Development Corporation, Series 2004A,
                 6.000%, 2/01/34
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 3.3% (2.4% OF TOTAL INVESTMENTS)

        2,000   Maryland Energy Financing Administration, Revenue Bonds,              9/07 at 100.00         N/R          2,015,720
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)


                                       66

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND (continued)

$       3,850   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00        BBB+     $    4,118,576
                 Revenue Bonds, MedStar Health, Series 2004, 5.500%, 8/15/33

        7,435   Prince George's County, Maryland, Revenue Bonds, Dimensions           1/07 at 100.00          B3          6,345,103
                 Health Corporation, Series 1994, 5.300%, 7/01/24

------------------------------------------------------------------------------------------------------------------------------------
       13,285   Total Maryland                                                                                           12,479,399
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 1.0% (0.7% OF TOTAL INVESTMENTS)

          635   Massachusetts Development Finance Agency, Pioneer Valley                No Opt. Call         N/R            643,617
                 Resource Recovery Revenue Bonds, Eco/Springfield LLC,
                 Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)

        1,350   Massachusetts Health and Educational Facilities Authority,            7/14 at 100.00         BB-          1,432,661
                 Revenue Bonds, Northern Berkshire Community Services Inc.,
                 Series 2004B, 6.375%, 7/01/34

        1,450   Massachusetts Housing Finance Agency, Rental Housing                  7/10 at 100.00         AAA          1,552,312
                 Mortgage Revenue Bonds, Series 2000H, 6.650%, 7/01/41 -
                 MBIA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,435   Total Massachusetts                                                                                       3,628,590
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 4.6% (3.3% OF TOTAL INVESTMENTS)

        1,290   Countryside Charter School, Berrien County, Michigan,                 4/09 at 100.00         N/R          1,320,418
                 Charter School Revenue Bonds, Series 1999, 7.000%, 4/01/29

          900   Countryside Charter School, Berrien County, Michigan,                 4/09 at 100.00         N/R            943,677
                 Charter School Revenue Bonds, Series 2000, 8.000%, 4/01/29

        1,440   Detroit Local Development Finance Authority, Michigan,                5/09 at 101.00         BB-          1,397,347
                 Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21

        3,580   Michigan State Hospital Finance Authority, Hospital Revenue           2/07 at 100.00         BB-          3,544,880
                 Refunding Bonds, Detroit Medical Center Obligated Group,
                 Series 1993B, 5.500%, 8/15/23

        1,500   Michigan State Hospital Finance Authority, Revenue Bonds,            11/15 at 102.00         N/R          1,513,170
                 Hills and Dales General Hospital, Series 2005A,
                 6.750%, 11/15/38

        1,200   Midland County Economic Development Corporation,                      7/07 at 101.00         BB-          1,229,208
                 Michigan, Subordinated Pollution Control Limited Obligation
                 Revenue Refunding Bonds, Midland Cogeneration Project,
                 Series 2000A, 6.875%, 7/23/09 (Alternative Minimum Tax)

        2,705   Nataki Talibah Schoolhouse, Wayne County, Michigan,                   6/10 at 102.00         N/R          2,871,547
                 Certificates of Participation, Series 2000, 8.250%, 6/01/30

                Pontiac Hospital Finance Authority, Michigan, Hospital Revenue
                Refunding Bonds, NOMC Obligated Group, Series 1993:
        1,000    6.000%, 8/01/13                                                      2/07 at 100.00         BB-          1,000,400
        1,500    6.000%, 8/01/18                                                      2/07 at 100.00         BB-          1,483,665
        1,800    6.000%, 8/01/23                                                      2/07 at 100.00         BB-          1,738,998

------------------------------------------------------------------------------------------------------------------------------------
       16,915   Total Michigan                                                                                           17,043,310
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 2.9% (2.0% OF TOTAL INVESTMENTS)

                Minneapolis, Minnesota, Student Housing Revenue Bonds,
                Riverton Community Housing Project, Series 2000:
          100    7.200%, 7/01/14 (Pre-refunded 7/01/10)                               7/10 at 100.00     N/R (4)            111,004
          100    7.300%, 7/01/15 (Pre-refunded 7/01/10)                               7/10 at 100.00     N/R (4)            111,342

        1,325   Ramsey, Anoka County, Minnesota, Charter School Lease                 6/14 at 102.00         N/R          1,430,748
                 Revenue Bonds, PACT Charter School, Series 2004A,
                 6.750%, 12/01/33

        5,000   St. Louis Park, Minnesota, Revenue Bonds, Park Nicollet               7/14 at 100.00           A          5,292,050
                 Health Services, Series 2003B, 5.250%, 7/01/30

        1,430   St. Paul Housing and Redevelopment Authority, Minnesota,              6/14 at 102.00         N/R          1,475,403
                 Charter School Revenue Bonds, Higher Ground Academy
                 Charter School, Series 2004A, 6.625%, 12/01/23

        1,100   St. Paul Housing and Redevelopment Authority, Minnesota,              6/14 at 102.00         N/R          1,183,886
                 Charter School Revenue Bonds, HOPE Community Academy
                 Charter School, Series 2004A, 6.750%, 12/01/33


                                       67

                    Nuveen Municipal High Income Opportunity Fund (NMZ) (continued)
                         Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA (continued)

$       1,000   St. Paul Port Authority, Minnesota, Lease Revenue Bonds,              5/15 at 100.00         N/R     $    1,030,170
                 HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30

------------------------------------------------------------------------------------------------------------------------------------
       10,055   Total Minnesota                                                                                          10,634,603
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 0.2% (0.2% OF TOTAL INVESTMENTS)

          998   Mississippi Home Corporation, Multifamily Housing Revenue            10/19 at 101.00         N/R          1,035,609
                 Bonds, Tupelo Personal Care Apartments, Series 2004-2,
                 6.125%, 9/01/34 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 0.6% (0.5% OF TOTAL INVESTMENTS)

        2,355   Kansas City Industrial Development Authority, Missouri,               2/14 at 102.00         N/R          2,453,627
                 Multifamily Housing Revenue Bonds, Pickwick Apartments
                 Project, Series 2004, 8.000%, 2/01/34 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MONTANA - 2.0% (1.4% OF TOTAL INVESTMENTS)

        5,200   Montana Board of Investments, Exempt Facility Revenue                 7/10 at 101.00          B2          5,424,016
                 Bonds, Stillwater Mining Company, Series 2000,
                 8.000%, 7/01/20 (Alternative Minimum Tax)

        1,980   Montana Board of Investments, Resource Recovery Revenue                 No Opt. Call         N/R          1,989,425
                 Bonds, Yellowstone Energy LP, Series 1993,
                 7.000%, 12/31/19 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,180   Total Montana                                                                                             7,413,441
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 3.0% (2.2% OF TOTAL INVESTMENTS)

                Omaha Public Power District, Nebraska, Electric System Revenue
                Bonds, Nebraska City 2, Series 2006A, Residuals 1508-2:
        1,000    7.530%, 2/01/49 (WI/DD, Settling 11/02/06) - AMBAC Insured (IF)      2/17 at 100.00         AAA          1,164,520
        8,670    7.247%, 2/01/49 (DD1, Settling 11/02/06) - AMBAC Insured (IF)        2/17 at 100.00         AAA         10,096,388

------------------------------------------------------------------------------------------------------------------------------------
        9,670   Total Nebraska                                                                                           11,260,908
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 2.5% (1.8% OF TOTAL INVESTMENTS)

        3,670   Clark County, Nevada, Industrial Development Revenue Bonds,           1/07 at 100.00          B-          3,669,743
                 Nevada Power Company Project, Series 1995C,
                 5.500%, 10/01/30

        2,000   Clark County, Nevada, Industrial Development Revenue Bonds,           1/07 at 100.00          B-          2,004,760
                 Nevada Power Company, Series 1995A, 5.600%, 10/01/30
                 (Alternative Minimum Tax)

          500   Clark County, Nevada, Industrial Development Revenue Bonds,          11/06 at 100.00           B            500,220
                 Nevada Power Company, Series 1997A, 5.900%, 11/01/32
                 (Alternative Minimum Tax)

        1,500   Clark County, Nevada, Local Improvement Bonds, Mountain's             2/07 at 103.00         N/R          1,550,760
                 Edge Special Improvement District 142, Series 2003,
                 6.375%, 8/01/23

        1,550   Director of Nevada State Department of Business and Industry,         1/10 at 102.00         N/R          1,616,092
                 Revenue Bonds, Las Vegas Monorail Project, Second Tier,
                 Series 2000, 7.375%, 1/01/40

------------------------------------------------------------------------------------------------------------------------------------
        9,220   Total Nevada                                                                                              9,341,575
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 4.8% (3.4% OF TOTAL INVESTMENTS)

        1,000   New Jersey Economic Development Authority, Revenue Bonds,             1/08 at 102.00         BB+            977,030
                 United Methodist Homes of New Jersey Obligated Group,
                 Series 1998, 5.125%, 7/01/25

        3,510   New Jersey Economic Development Authority, Special Facilities         9/09 at 101.00           B          3,630,533
                 Revenue Bonds, Continental Airlines Inc., Series 1999,
                 6.250%, 9/15/29 (Alternative Minimum Tax)

          500   New Jersey Economic Development Authority, Special Facilities        11/10 at 101.00           B            533,260
                 Revenue Bonds, Continental Airlines Inc., Series 2000,
                 7.000%, 11/15/30 (Alternative Minimum Tax)

          500   New Jersey Health Care Facilities Financing Authority,                7/10 at 101.00        BBB-            558,790
                 Revenue Bonds, Trinitas Hospital Obligated Group,
                 Series 2000, 7.500%, 7/01/30

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2003:
        7,825    6.750%, 6/01/39                                                      6/13 at 100.00         BBB          8,930,594
        2,760    7.000%, 6/01/41                                                      6/13 at 100.00         BBB          3,196,052

------------------------------------------------------------------------------------------------------------------------------------
       16,095   Total New Jersey                                                                                         17,826,259
------------------------------------------------------------------------------------------------------------------------------------


                                       68

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 2.3% (1.6% OF TOTAL INVESTMENTS)

$       4,000   Dormitory Authority of the State of New York, Revenue Bonds,          7/11 at 101.00         Ba2     $    4,199,880
                 Lenox Hill Hospital Obligated Group, Series 2001,
                 5.500%, 7/01/30

        1,000   New York City Industrial Development Agency, New York,                8/16 at 101.00           B          1,210,190
                 American Airlines-JFK International Airport Special Facility
                 Revenue Bonds, Series 2005, 7.750%, 8/01/31
                 (Alternative Minimum Tax)

          500   New York City Industrial Development Agency, New York,                3/09 at 103.00         N/R            533,585
                 Liberty Revenue Bonds, 7 World Trade Center, Series 2005A,
                 6.250%, 3/01/15

        1,700   New York City Industrial Development Agency, New York,               12/06 at 100.00        CCC+          1,709,401
                 Special Facilities Revenue Bonds, American Airlines Inc.,
                 Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax)

          750   New York City Industrial Development Agency, New York,                  No Opt. Call           B            854,325
                 Special Facilities Revenue Bonds, JFK Airport - American
                 Airlines Inc., Series 2002A, 8.000%, 8/01/12
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,950   Total New York                                                                                            8,507,381
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 1.5% (1.1% OF TOTAL INVESTMENTS)

        5,500   North Carolina Capital Facilities Finance Agency, Solid Waste         7/12 at 106.00         N/R          5,680,125
                 Facilities Revenue Bonds, Liberty Tire Services of
                 North Carolina LLC, Series 2004A, 6.750%, 7/01/29
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 4.0% (2.9% OF TOTAL INVESTMENTS)

                Belmont County, Ohio, Revenue Bonds, Ohio Valley Health
                Services and Education Corporation, Series 1998:
          500    5.700%, 1/01/13                                                      1/08 at 102.00           B            492,820
          400    5.800%, 1/01/18                                                      1/08 at 102.00           B            390,976

        3,375   Cleveland-Cuyahoga County Port Authority, Ohio, Development           5/14 at 102.00         N/R          3,488,771
                 Revenue Bonds, Bond Fund Program - Garfield Heights Project,
                 Series 2004D, 5.250%, 5/15/23

        7,300   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102.00         N/R          7,407,164
                 Revenue Bonds, Bay Shore Power, Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)

        1,000   Ohio, Environmental Facilities Revenue Bonds, Ford Motor              4/15 at 100.00         Ba1            986,030
                 Company, Series 2005, 5.750%, 4/01/35 (Alternative
                 Minimum Tax)

          800   Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds,         3/14 at 101.00          A+            818,768
                 Cargill Inc., Series 2004A, 4.800%, 3/01/22

        1,275   Trumbull County, Ohio, Sewerage Disposal Revenue Bonds,                 No Opt. Call          B-          1,347,369
                 General Motors Corporation, Series 1994, 6.750%, 7/01/14
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       14,650   Total Ohio                                                                                               14,931,898
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 5.0% (3.6% OF TOTAL INVESTMENTS)

        1,000   Okeene Municipal Hospital and Schallmo Authority, Oklahoma,           1/16 at 101.00         N/R          1,009,120
                 Revenue Bonds, Series 2006, 7.000%, 1/01/35

                Oklahoma Development Finance Authority, Revenue Refunding
                Bonds, Hillcrest Healthcare System, Series 1999A:
        1,200    5.750%, 8/15/15 (Pre-refunded 8/15/09)                               8/09 at 101.00         AAA          1,278,504
       11,680    5.625%, 8/15/29 (Pre-refunded 8/15/09)                               8/09 at 101.00         AAA         12,405,674

          850   Tulsa Industrial Authority, Oklahoma, Student Housing Revenue        10/16 at 100.00          A2            883,184
                 Bonds, University of Tulsa, Series 2006, 5.000%, 10/01/37

        1,335   Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds,              12/06 at 101.00           B          1,341,755
                 American Airlines Inc., Series 1995, 6.250%, 6/01/20

        1,500   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding              No Opt. Call          B-          1,722,090
                 Bonds, American Airlines Inc., Series 2004A, 7.750%, 6/01/35
                 (Mandatory put 12/01/14)

------------------------------------------------------------------------------------------------------------------------------------
       17,565   Total Oklahoma                                                                                           18,640,327
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 4.8% (3.4% OF TOTAL INVESTMENTS)

                Allegheny County Hospital Development Authority, Pennsylvania,
                Revenue Bonds, West Penn Allegheny Health System, Series 2000B:
          695    9.250%, 11/15/22                                                    11/10 at 102.00         Ba3            831,276
        6,455    9.250%, 11/15/30                                                    11/10 at 102.00         Ba3          7,707,399


                                       69


                    Nuveen Municipal High Income Opportunity Fund (NMZ) (continued)
                         Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA (continued)

$         500   Allentown Area Hospital Authority, Pennsylvania, Revenue                No Opt. Call         BB+     $      518,530
                 Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16

        2,000   Chester County Health and Education Facilities Authority,            10/15 at 102.00         N/R          2,033,260
                 Pennsylvania, Revenue Bonds, Immaculata University,
                 Series 2005, 5.750%, 10/15/37

          190   Monroeville Hospital Authority, Pennsylvania, Revenue Bonds,         10/13 at 100.00         Ba3            190,296
                 Forbes Health System, Series 1992, 7.000%, 10/01/13

          300   Monroeville Hospital Authority, Pennsylvania, Revenue Bonds,          4/07 at 101.00         Ba3            303,438
                 Forbes Health System, Series 1995, 6.250%, 10/01/15

          500   New Morgan Industrial Development Authority, Pennsylvania,            4/07 at 100.00         BB-            499,955
                 Solid Waste Disposal Revenue Bonds, New Morgan Landfill
                 Company Inc., Series 1994, 6.500%, 4/01/19 (Alternative
                 Minimum Tax)

          400   Pennsylvania Economic Development Financing Authority,               12/09 at 103.00          B2            429,640
                 Exempt Facilities Revenue Bonds, Reliant Energy Inc.,
                 Series 2002A, 6.750%, 12/01/36 (Alternative Minimum Tax)

          600   Pennsylvania Economic Development Financing Authority,               12/09 at 103.00          B2            644,460
                 Exempt Facilities Revenue Bonds, Reliant Energy Inc.,
                 Series 2003A, 6.750%, 12/01/36 (Alternative Minimum Tax)

        4,000   Pennsylvania Economic Development Financing Authority,                6/12 at 102.00           A          4,330,920
                 Revenue Bonds, Amtrak 30th Street Station Parking Garage,
                 Series 2002, 5.800%, 6/01/23 - ACA Insured (Alternative
                 Minimum Tax)

          230   Pennsylvania Higher Educational Facilities Authority, Revenue         9/17 at 100.00         Ba3            230,391
                 Bonds, Allegheny General Hospital, Series 1991A,
                 7.250%, 9/01/17

------------------------------------------------------------------------------------------------------------------------------------
       15,870   Total Pennsylvania                                                                                       17,719,565
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 1.3% (1.0% OF TOTAL INVESTMENTS)

        1,500   Central Falls Detention Facility Corporation, Rhode Island,           7/15 at 103.00         N/R          1,691,340
                 Detention Facility Revenue Bonds, Series 2005,
                 7.250%, 7/15/35

        3,000   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB          3,229,710
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.250%, 6/01/42

------------------------------------------------------------------------------------------------------------------------------------
        4,500   Total Rhode Island                                                                                        4,921,050
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 0.1% (0.1% OF TOTAL INVESTMENTS)

          490   Tobacco Settlement Revenue Management Authority,                        No Opt. Call         BBB            572,810
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.375%, 5/15/30
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 1.2% (0.9% OF TOTAL INVESTMENTS)

        3,500   Knox County Health, Educational and Housing Facilities Board,         4/12 at 101.00        Baa3          3,879,680
                 Tennessee, Hospital Revenue Bonds, Baptist Health System
                 of East Tennessee Inc., Series 2002, 6.500%, 4/15/31

          500   Maury County Industrial Development Board, Tennessee,                 3/07 at 100.00          B-            504,475
                 Multi-Modal Interchangeable Rate Pollution Control Revenue
                 Refunding Bonds, Saturn Corporation, Series 1994,
                 6.500%, 9/01/24

------------------------------------------------------------------------------------------------------------------------------------
        4,000   Total Tennessee                                                                                           4,384,155
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 8.9% (6.4% OF TOTAL INVESTMENTS)

        1,200   Dallas-Ft. Worth International Airport Facility Improvement          11/06 at 100.00        CCC+          1,218,000
                 Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                 Series 1992, 7.250%, 11/01/30 (Alternative Minimum Tax)

        2,705   Dallas-Ft. Worth International Airport Facility Improvement          11/07 at 100.00        CCC+          2,709,166
                 Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                 Series 1995, 6.000%, 11/01/14

                Decatur Hospital Authority, Texas, Revenue Bonds, Wise
                Regional Health System, Series 2004A:
        1,840    7.000%, 9/01/25                                                      9/14 at 100.00         N/R          2,017,229
        6,600    7.125%, 9/01/34                                                      9/14 at 100.00         N/R          7,245,876

          585   Gulf Coast Industrial Development Authority, Texas,                   4/12 at 100.00         Ba1            657,031
                 Solid Waste Disposal Revenue Bonds, Citgo Petroleum
                 Corporation Project, Series 1998, 8.000%, 4/01/28
                 (Alternative Minimum Tax)

                Houston Health Facilities Development Corporation, Texas,
                Revenue Bonds, Buckingham Senior Living Community Inc.,
                Series 2004A:
          250    7.000%, 2/15/23                                                      2/14 at 101.00         N/R            279,188
        1,400    7.125%, 2/15/34                                                      2/14 at 101.00         N/R          1,561,056

        2,020   Houston, Texas, Airport System Special Facilities Revenue             7/09 at 101.00          B-          1,989,478
                 Bonds, Continental Air Lines Inc., Series 1998B,
                 5.700%, 7/15/29 (Alternative Minimum Tax)


                                       70

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$         975   Houston, Texas, Airport System Special Facilities Revenue             7/09 at 101.00          B-     $      960,268
                 Bonds, Continental Air Lines Inc., Series 1998C,
                 5.700%, 7/15/29 (Alternative Minimum Tax)

                Houston, Texas, Airport System Special Facilities Revenue
                Bonds, Continental Air Lines Inc., Series 2001E:
          600    7.375%, 7/01/22 (Alternative Minimum Tax)                            7/11 at 101.00          B-            658,902
        5,350    6.750%, 7/01/29 (Alternative Minimum Tax)                            7/11 at 101.00          B-          5,738,196

        2,000   Sea Breeze Public Facility Corporation, Texas, Multifamily            1/21 at 100.00         N/R          2,035,960
                 Housing Revenue Bonds, Sea Breeze Senior Apartments,
                 Series 2006, 6.500%, 1/01/46 (Alternative Minimum Tax)

        5,850   Texas Department of Housing and Community Affairs,                    7/21 at 100.00         N/R          5,940,090
                 Multifamily Housing Revenue Bonds, Humble Parkway
                 Townhomes, Series 2004, 6.600%, 1/01/41 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       31,375   Total Texas                                                                                              33,010,440
------------------------------------------------------------------------------------------------------------------------------------


                VIRGIN ISLANDS - 3.3% (2.4% OF TOTAL INVESTMENTS)

        3,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/14 at 100.00          AA          3,165,300
                 Loan Note, Series 2003, 5.000%, 10/01/26 - RAAI Insured

        5,000   Virgin Islands Public Finance Authority, Revenue Bonds,               1/14 at 100.00         BBB          5,536,200
                 Refinery Project - Hovensa LLC, Series 2003,
                 6.125%, 7/01/22 (Alternative Minimum Tax)

        3,300   Virgin Islands Public Finance Authority, Senior Secured Lien          7/14 at 100.00         BBB          3,620,364
                 Revenue Bonds, Refinery Project - Hovensa LLC, Series 2004,
                 5.875%, 7/01/22

------------------------------------------------------------------------------------------------------------------------------------
       11,300   Total Virgin Islands                                                                                     12,321,864
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 4.3% (3.1% OF TOTAL INVESTMENTS)

                Pocahontas Parkway Association, Virginia, Senior Lien Revenue
                Bonds, Route 895 Connector Toll Road, Series 1998A:
        2,000    0.000%, 8/15/14 (Pre-refunded 8/15/08)                                8/08 at 73.23         AAA          1,373,040
        4,250    5.500%, 8/15/28 (Pre-refunded 8/15/08)                               8/08 at 102.00         AAA          4,475,420
        1,850    0.000%, 8/15/30 (Pre-refunded 8/15/08)                                8/08 at 28.38         AAA            492,229

                Pocahontas Parkway Association, Virginia, Senior Lien Revenue
                Bonds, Route 895 Connector Toll Road, Series 1998B:
        2,000    0.000%, 8/15/12 (Pre-refunded 8/15/08)                                8/08 at 82.10         AAA          1,539,380
        3,000    0.000%, 8/15/15 (Pre-refunded 8/15/08)                                8/08 at 68.82         AAA          1,935,690
        9,000    0.000%, 8/15/19 (Pre-refunded 8/15/08)                                8/08 at 54.38         AAA          4,588,560

          630   Rockbridge County Industrial Development Authority, Virginia,         7/11 at 105.00          B2            674,610
                 Horse Center Revenue Bonds, Series 2001A, 7.400%, 7/15/21

          980   Rockbridge County Industrial Development Authority, Virginia,         7/11 at 100.00          B2            997,944
                 Horse Center Revenue Refunding Bonds, Series 2001C,
                 6.850%, 7/15/21

------------------------------------------------------------------------------------------------------------------------------------
       23,710   Total Virginia                                                                                           16,076,873
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 3.5% (2.5% OF TOTAL INVESTMENTS)

        3,000   Skagit County Public Hospital District 1, Washington, Revenue        12/13 at 100.00        Baa2          3,263,790
                 Bonds, Skagit Valley Hospital, Series 2003, 6.000%, 12/01/18

                Vancouver Downtown Redevelopment Authority, Washington,
                Revenue Bonds, Conference Center Project, Series 2003A:
        1,750    6.000%, 1/01/28 - ACA Insured                                        1/14 at 100.00           A          1,922,078
        4,725    6.000%, 1/01/34 - ACA Insured                                        1/14 at 100.00           A          5,162,299
        2,500    5.250%, 1/01/34 - ACA Insured                                        1/14 at 100.00           A          2,589,600

------------------------------------------------------------------------------------------------------------------------------------
       11,975   Total Washington                                                                                         12,937,767
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 6.0% (4.3% OF TOTAL INVESTMENTS)

          550   Lac Courte Oreilles Band of Lake Superior Chippewa Indians,          12/14 at 101.00         N/R            552,503
                 Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16

                Wisconsin Health and Educational Facilities Authority, Revenue
                Bonds, Aurora Health Care Inc., Series 1999A:
        9,485    5.600%, 2/15/29                                                      2/09 at 101.00        BBB+          9,856,053
        2,300    5.600%, 2/15/29 - ACA Insured                                        2/09 at 101.00           A          2,373,324


                                       71


                    Nuveen Municipal High Income Opportunity Fund (NMZ) (continued)
                         Portfolio of INVESTMENTS October 31, 2006

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN (continued)

$         300   Wisconsin Health and Educational Facilities Authority, Revenue        7/08 at 100.00         N/R     $      305,934
                 Bonds, Milwaukee Catholic Home Inc., Series 1996,
                 7.250%, 7/01/17

          500   Wisconsin Health and Educational Facilities Authority, Revenue        8/15 at 100.00         N/R            500,745
                 Bonds, Oakwood Village Obligated Group, Series 2000A,
                 7.000%, 8/15/15

                Wisconsin Health and Educational Facilities Authority, Revenue
                Bonds, Southwest Health Center Inc., Series 2004A:
          875    6.125%, 4/01/24                                                      4/14 at 100.00         N/R            905,196
        1,000    6.250%, 4/01/34                                                      4/14 at 100.00         N/R          1,029,970

        6,280   Wisconsin Health and Educational Facilities Authority, Revenue        2/12 at 101.00          A-          6,785,791
                 Bonds, Wheaton Franciscan Services Inc., Series 2002,
                 5.750%, 8/15/30

------------------------------------------------------------------------------------------------------------------------------------
       21,290   Total Wisconsin                                                                                          22,309,516
------------------------------------------------------------------------------------------------------------------------------------
$     496,789   Total Investments (cost $476,648,636) - 139.2%                                                          518,941,755
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                      8,757,808
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (41.6)%                                                       (155,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  372,699,563
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Non-income producing security, in the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

                    (6) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                   (IF)  Inverse floating rate investment.

                    DD1  Portion purchased on a delayed delivery basis.

                                 See accompanying notes to financial statements.

                    Statement of
                         ASSETS AND LIABILITIES October 31, 2006
                                                    INVESTMENT           SELECT          QUALITY           PREMIER      HIGH INCOME
                                                       QUALITY          QUALITY           INCOME            INCOME      OPPORTUNITY
                                                         (NQM)            (NQS)            (NQU)             (NPF)             (NMZ)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $787,633,893,         $850,009,071     $799,530,893   $1,275,317,703      $477,525,229     $518,941,755
   $741,378,330, $1,179,183,850, $446,434,862
   and $476,648,636, respectively)
Cash                                                 3,341,114               --               --         2,338,827        1,512,593
Receivables:
   Interest                                         13,223,978       11,971,424       20,098,046         7,251,069        9,327,910
   Investments sold                                  1,159,422          450,000          125,000        13,990,177        8,262,187
Other assets                                            68,621           83,054           96,806            48,670           18,674
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                 867,802,206      812,035,371    1,295,637,555       501,153,972      538,063,119
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                              --        2,349,812        2,778,712                --               --
Payable for investments purchased                    4,600,657               --               --        26,064,647       10,004,271
Unrealized depreciation on forward swaps                    --               --               --           507,183               --
Accrued expenses:
   Management fees                                     444,692          418,100          658,311           248,058          177,591
   Other                                               173,598          164,078          263,546           114,672           78,326
Preferred share dividends payable                      111,831          107,494          185,687            79,226          103,368
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                              5,330,778        3,039,484        3,886,256        27,013,786       10,363,556
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value             301,000,000      279,000,000      452,000,000       165,000,000      155,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares            $561,471,428     $529,995,887   $  839,751,299      $309,140,186     $372,699,563
====================================================================================================================================
Common shares outstanding                           35,748,959       33,930,856       54,204,488        20,091,018       23,299,918
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common
   shares, divided by Common
   shares outstanding)                            $      15.71     $      15.62   $        15.49      $      15.39     $      16.00
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share           $    357,490     $    339,309   $      542,045      $    200,910     $    232,999
Paid-in surplus                                    498,308,982      472,515,685      755,082,993       279,092,132      329,884,046
Undistributed (Over-distribution of)
   net investment income                             2,769,331        2,057,255        1,631,998          (342,548)         166,221
Accumulated net realized gain (loss)
   from investments                                 (2,339,553)      (3,068,925)     (13,639,590)         (393,492)         123,178
Net unrealized appreciation
   (depreciation) of investments
   and derivative transactions                      62,375,178       58,152,563       96,133,853        30,583,184       42,293,119
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares            $561,471,428     $529,995,887   $  839,751,299      $309,140,186     $372,699,563
====================================================================================================================================
Authorized shares:
   Common                                          200,000,000      200,000,000      200,000,000       200,000,000        Unlimited
   Preferred                                         1,000,000        1,000,000        1,000,000         1,000,000        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                    Statement of
                         OPERATIONS Year Ended October 31, 2006
                                                    INVESTMENT           SELECT          QUALITY           PREMIER      HIGH INCOME
                                                       QUALITY          QUALITY           INCOME            INCOME      OPPORTUNITY
                                                         (NQM)            (NQS)            (NQU)             (NPF)             (NMZ)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                  $44,011,683      $42,306,699      $64,439,163       $22,619,512      $30,859,240
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                      5,226,782        4,924,931        7,752,289         2,905,566        3,732,074
Preferred shares - auction fees                        752,859          697,813        1,130,571           412,755          261,637
Preferred shares - dividend disbursing agent fees       51,699           50,000           63,396            30,000           21,829
Shareholders' servicing agent fees and expenses         65,283           58,150           96,727            35,564            2,935
Custodian's fees and expenses                          204,353          166,311          279,749           149,789          173,627
Directors'/Trustees' fees and expenses                  19,198           17,984           28,327            10,338           11,451
Professional fees                                       61,197           39,735           65,696            58,007           56,678
Shareholders' reports - printing and
   mailing expenses                                     76,080           74,685          119,319            46,004           50,825
Stock exchange listing fees                             13,188           12,502           19,997             9,917            1,978
Investor relations expense                              82,901           78,756          123,909            46,784           49,732
Other expenses                                          50,871           47,858           67,005            33,724           31,463
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit, expense
   reimbursement and legal fee refund                6,604,411        6,168,725        9,746,985         3,738,448        4,394,229
   Custodian fee credit                                (13,061)         (47,275)         (66,121)          (20,316)         (12,118)
   Expense reimbursement                                    --               --               --                --       (1,654,168)
   Legal fee refund                                   (130,588)          (9,485)              --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                         6,460,762        6,111,965        9,680,864         3,718,132        2,727,943
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                               37,550,921       36,194,734       54,758,299        18,901,380       28,131,297
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments           (2,340,524)      (1,691,751)       1,142,647           197,145          538,187
Change in net unrealized appreciation
  (depreciation) of investments                     17,200,976        9,521,291       15,255,701        10,303,176       14,643,108
Change in net unrealized appreciation
   (depreciation) of forward swaps                          --               --               --          (507,183)              --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)             14,860,452        7,829,540       16,398,348         9,993,138       15,181,295
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                          (8,562,468)      (8,877,061)     (14,224,057)       (5,143,710)      (4,487,444)
From accumulated net realized gains                   (957,218)              --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders     (9,519,686)      (8,877,061)     (14,224,057)       (5,143,710)      (4,487,444)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                   $42,891,687      $35,147,213      $56,932,590       $23,750,808      $38,825,148
====================================================================================================================================

                                 See accompanying notes to financial statements.

                    Statement of
                         CHANGES IN NET ASSETS
                                                                        INVESTMENT QUALITY (NQM)            SELECT QUALITY (NQS)
                                                                    ------------------------------     -----------------------------
                                                                      YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                        10/31/06          10/31/05         10/31/06        10/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 37,550,921      $ 37,473,065     $ 36,194,734    $ 36,101,610
Net realized gain (loss) from investments                             (2,340,524)        6,082,899       (1,691,751)        960,964
Change in net unrealized appreciation
   (depreciation) of investments                                      17,200,976       (20,140,785)       9,521,291      (6,444,043)
Change in net unrealized appreciation
   (depreciation) of forward swaps                                            --                --               --              --
Distributions to Preferred Shareholders:
   From net investment income                                         (8,562,468)       (5,597,765)      (8,877,061)     (5,583,403)
   From accumulated net realized gains                                  (957,218)         (283,920)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                    42,891,687        17,533,494       35,147,213      25,035,128
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (30,152,759)      (34,211,757)     (29,818,961)    (32,735,302)
From accumulated net realized gains                                   (5,124,321)       (3,628,521)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                            (35,277,080)      (37,840,278)     (29,818,961)    (32,735,302)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Offering costs adjustments                                                 --                --               --              --
   Net proceeds issued
      to shareholders due to
      reinvestment of distributions                                           --                --          673,438              --
Preferred shares offering costs adjustments                                   --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from
   capital share transactions                                                 --                --          673,438              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                         7,614,607       (20,306,784)       6,001,690      (7,700,174)
Net assets applicable to Common shares
   at the beginning of year                                          553,856,821       574,163,605      523,994,197     531,694,371
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
   at the end of year                                               $561,471,428      $553,856,821     $529,995,887    $523,994,197
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of year                                               $  2,769,331      $  3,934,793     $  2,057,255    $  4,579,876
====================================================================================================================================

                                 See accompanying notes to financial statements.

                    Statement of
                         CHANGES IN NET ASSETS (continued)
                                                                                                               HIGH INCOME
                                      QUALITY INCOME (NQU)               PREMIER INCOME (NPF)                OPPORTUNITY (NMZ)
                                 -----------------------------      ------------------------------     -----------------------------
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                     10/31/06         10/31/05          10/31/06          10/31/05         10/31/06        10/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 54,758,299     $ 55,329,356      $ 18,901,380      $ 18,954,617     $ 28,131,297    $ 28,356,278
Net realized gain (loss)
   from investments                 1,142,647        2,451,781           197,145          (575,979)         538,187        (419,282)
Change in net unrealized
   appreciation (depreciation)
   of investments                  15,255,701      (14,338,193)       10,303,176        (7,270,490)      14,643,108      12,786,268
Change in net unrealized
   appreciation (depreciation)
   of forward swaps                        --               --          (507,183)               --               --              --
Distributions to
   Preferred Shareholders:
   From net investment income     (14,224,057)      (8,862,398)       (5,143,710)       (3,156,277)      (4,487,444)     (3,009,376)
   From accumulated net
      realized gains                       --               --                --          (210,150)              --        (126,806)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                 56,932,590       34,580,546        23,750,808         7,741,721       38,825,148      37,587,082
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income        (44,257,967)     (49,597,118)      (14,033,577)      (17,603,925)     (24,231,711)    (24,809,067)
From accumulated net realized gains        --               --                --        (2,706,087)              --      (1,439,677)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders         (44,257,967)     (49,597,118)      (14,033,577)      (20,310,012)     (24,231,711)    (26,248,744)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Offering costs adjustments              --               --                --                --          220,368              --
   Net proceeds issued
      to shareholders due to
      reinvestment of distributions        --               --                --                --          860,335         679,398
Preferred shares offering
   costs adjustments                       --               --                --                --              --          (15,476)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from
   capital share transactions              --               --                --                --        1,080,703         663,922
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares     12,674,623      (15,016,572)        9,717,231       (12,568,291)      15,674,140      12,002,260
Net assets applicable
   to Common shares
   at the beginning of year       827,076,676      842,093,248       299,422,955       311,991,246      357,025,423     345,023,163
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable
   to Common shares
   at the end of year            $839,751,299     $827,076,676      $309,140,186      $299,422,955     $372,699,563    $357,025,423
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of year            $  1,631,998     $  5,379,712      $   (342,548)     $    (60,808)    $    166,221    $    763,211
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Investment Quality Municipal Fund, Inc.
(NQM), Nuveen Select Quality Municipal Fund, Inc. (NQS), Nuveen Quality Income Municipal Fund, Inc. (NQU), Nuveen Premier Municipal Income Fund, Inc. (NPF) and Nuveen Municipal High Income Opportunity Fund (NMZ). Common shares of Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU) and Premier Income
(NPF) are traded on the New York Stock Exchange while Common shares of High Income Opportunity (NMZ) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. If the pricing service is unable to supply a price for a municipal bond or forward swap contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2006, Investment Quality (NQM), Premier Income (NPF) and High Income Opportunity (NMZ) had when-issued/delayed delivery purchase commitments of $4,600,657, $12,333,845 and $6,856,121, respectively. There were no such outstanding purchase commitments in either Select Quality (NQS) or Quality Income (NQU) at October 31, 2006.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refunds presented on the Statement of Operations for Investment Quality (NQM) and Select Quality (NQS) reflect a refund of workout expenditures paid in a prior reporting period.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 2006, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Notes to
    FINANCIAL STATEMENTS (continued)


Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series, with the exception of High Income Opportunity's (NMZ) Series W, is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The initial dividend rate for High Income Opportunity's (NMZ) Series W was negotiated at the time of the Preferred share offering and is set for a three year period, from its inception, and payable monthly. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                          INVESTMENT        SELECT      QUALITY      PREMIER  HIGH INCOME
                                             QUALITY       QUALITY       INCOME       INCOME  OPPORTUNITY
                                               (NQM)         (NQS)        (NQU)        (NPF)        (NMZ)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                    2,500         2,000        3,000        1,000        3,000
   Series T                                    2,500         2,000        3,000        2,800        1,600
   Series W                                    2,500         2,800        3,000           --        1,600
   Series W2                                      --            --        2,080           --           --
   Series TH                                   2,040         1,560        4,000        2,800           --
   Series F                                    2,500         2,800        3,000           --           --
---------------------------------------------------------------------------------------------------------
Total                                         12,040        11,160       18,080        6,600        6,200
=========================================================================================================

Inverse Floating Rate Securities

The Funds are authorized to invest in inverse floating rate securities. During the year ended October 31, 2006, Quality Income (NQU), Premier Income (NPF) and High Income Opportunity (NMZ) invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. There were no such securities in any of the other Funds during the year ended October 31, 2006.

Forward Swap Transactions

The Funds are authorized to invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The

Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                                INVESTMENT                   SELECT                   QUALITY
                                               QUALITY (NQM)             QUALITY (NQS)              INCOME (NQU)
                                         -----------------------    ------------------------   -----------------------
                                         YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                           10/31/06     10/31/05      10/31/06      10/31/05     10/31/06     10/31/05
----------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions          --           --        43,382            --           --           --
======================================================================================================================
                                                                            PREMIER                  HIGH INCOME
                                                                          INCOME (NPF)             OPPORTUNITY (NMZ)
                                                                    ------------------------   -----------------------
                                                                    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                      10/31/06      10/31/05     10/31/06     10/31/05
----------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                                     --            --       51,796       44,087
======================================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended October 31, 2006, were as follows:

                                          INVESTMENT        SELECT         QUALITY         PREMIER     HIGH INCOME
                                             QUALITY       QUALITY          INCOME          INCOME     OPPORTUNITY
                                               (NQM)         (NQS)           (NQU)           (NPF)           (NMZ)
------------------------------------------------------------------------------------------------------------------
Purchases                               $ 85,986,906   $39,710,047    $136,324,913    $170,602,739     $45,975,431
Sales and maturities                      95,917,296    36,755,099     138,932,955     163,677,967      47,392,239
==================================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their Federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

Notes to
    FINANCIAL STATEMENTS (continued)


At October 31, 2006, the cost of investments was as follows:

                                          INVESTMENT        SELECT         QUALITY       PREMIER   HIGH INCOME
                                             QUALITY       QUALITY          INCOME        INCOME   OPPORTUNITY
                                               (NQM)         (NQS)           (NQU)         (NPF)         (NMZ)
--------------------------------------------------------------------------------------------------------------
Cost of investments                     $787,141,632  $740,851,854  $1,178,850,366  $446,374,929  $475,466,517
==============================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2006, were as follows:

                                          INVESTMENT        SELECT         QUALITY       PREMIER   HIGH INCOME
                                             QUALITY       QUALITY          INCOME        INCOME   OPPORTUNITY
                                               (NQM)         (NQS)           (NQU)         (NPF)         (NMZ)
--------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                          $62,958,239   $58,679,039     $96,897,740   $31,365,425   $43,909,337
   Depreciation                              (90,800)           --        (430,403)     (215,125)     (434,099)
--------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments         $62,867,439   $58,679,039     $96,467,337   $31,150,300   $43,475,238
==============================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2006, the Fund's tax year end, were as follows:

                                          INVESTMENT        SELECT         QUALITY       PREMIER   HIGH INCOME
                                             QUALITY       QUALITY          INCOME        INCOME   OPPORTUNITY
                                               (NQM)         (NQS)           (NQU)         (NPF)         (NMZ)
--------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *     $4,796,980    $4,027,947      $4,511,884      $768,750      $981,474
Undistributed net ordinary income **           4,975         2,451              --         2,951         4,938
Undistributed net long-term capital gains         --            --              --            --       123,178
==============================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 2, 2006, paid on November 1, 2006.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended October 31, 2006 and October 31, 2005, was designated for purposes of the dividends paid deduction as follows:

                                          INVESTMENT        SELECT      QUALITY      PREMIER  HIGH INCOME
                                             QUALITY       QUALITY       INCOME       INCOME  OPPORTUNITY
2006                                           (NQM)         (NQS)        (NQU)        (NPF)        (NMZ)
---------------------------------------------------------------------------------------------------------
Distributions from net
   tax-exempt income                     $38,825,191   $38,884,337  $58,786,651  $19,384,184  $28,940,473
Distributions from net
   ordinary income **                         83,195            --           --           --           --
Distributions from
   net long-term
   capital gains***                        6,081,436            --           --           --           --
=========================================================================================================

                                          INVESTMENT        SELECT      QUALITY      PREMIER  HIGH INCOME
                                             QUALITY       QUALITY       INCOME       INCOME  OPPORTUNITY
2005                                           (NQM)         (NQS)        (NQU)        (NPF)        (NMZ)
---------------------------------------------------------------------------------------------------------
Distributions from net
   tax-exempt income                     $40,152,471   $38,496,292  $58,975,142  $20,987,782  $27,803,988
Distributions from net
   ordinary income **                             --            --           --       26,171    1,567,342
Distributions from
   net long-term
   capital gains                           3,912,439            --           --    2,914,704           --
=========================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2006.

At October 31, 2006, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                              INVESTMENT       SELECT       QUALITY      PREMIER
                                 QUALITY      QUALITY        INCOME       INCOME
                                   (NQM)        (NQS)         (NQU)        (NPF)
--------------------------------------------------------------------------------
Expiration year:
   2011                       $       --   $       --   $13,225,290     $     --
   2012                               --    1,397,851            --           --
   2013                               --           --            --      393,492
   2014                        2,339,553    1,671,074            --           --
--------------------------------------------------------------------------------
Total                         $2,339,553   $3,068,925   $13,225,290     $393,492
================================================================================

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                        INVESTMENT QUALITY (NQM)
                                                            SELECT QUALITY (NQS)
AVERAGE DAILY NET ASSETS                                    QUALITY INCOME (NQU)
(INCLUDING NET ASSETS                                       PREMIER INCOME (NPF)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

AVERAGE DAILY NET ASSETS
(INCLUDING NET ASSETS                              HIGH INCOME OPPORTUNITY (NMZ)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .5500%
For the next $125 million                                                 .5375
For the next $250 million                                                 .5250
For the next $500 million                                                 .5125
For the next $1 billion                                                   .5000
For net assets over $2 billion                                            .4750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of October 31, 2006, the complex-level fee rate was .1852%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion(2)                                    .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Notes to
    FINANCIAL STATEMENTS (continued)


The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of High Income Opportunity's (NMZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
NOVEMBER 30,                                     NOVEMBER 30,
--------------------------------------------------------------------------------
2003*                        .32%                2009                       .24%
2004                         .32                 2010                       .16
2005                         .32                 2011                       .08
2006                         .32
2007                         .32
2008                         .32
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse High Income Opportunity (NMZ) for any portion of its fees and expenses beyond November 30, 2011.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 2006, to shareholders of record on November 15, 2006, as follows:

                       INVESTMENT     SELECT    QUALITY    PREMIER   HIGH INCOME
                          QUALITY    QUALITY     INCOME     INCOME   OPPORTUNITY
                            (NQM)      (NQS)      (NQU)      (NPF)         (NMZ)
--------------------------------------------------------------------------------
Dividend per share         $.0675     $.0705     $.0635     $.0560        $.0815
================================================================================

               Financial
                      HIGHLIGHTS

                    Financial
                           HIGHLIGHTS

          Selected data for a Common share outstanding throughout each period:

                                                       Investment Operations                                Less Distributions
                               --------------------------------------------------------------------  -------------------------------
                                                           Distributions     Distributions
                                                                from Net              from                  Net
                   Beginning                                  Investment           Capital           Investment    Capital
                      Common                        Net        Income to          Gains to            Income to   Gains to
                       Share          Net     Realized/        Preferred         Preferred               Common     Common
                   Net Asset   Investment    Unrealized           Share-            Share-               Share-     Share-
                       Value       Income    Gain (Loss)         holders+          holders+   Total     holders    holders    Total
====================================================================================================================================
INVESTMENT QUALITY (NQM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                  $15.49        $1.05         $ .42            $(.24)            $(.03)   $1.20      $ (.84)     $(.14)  $ (.98)
2005                   16.06         1.05          (.39)            (.16)             (.01)     .49        (.96)      (.10)   (1.06)
2004                   15.65         1.07           .43             (.08)               --     1.42       (1.01)        --    (1.01)
2003                   15.63         1.11           .02             (.08)               --     1.05       (1.01)      (.02)   (1.03)
2002                   15.71         1.15          (.15)            (.11)             (.01)     .88        (.94)      (.02)    (.96)

SELECT QUALITY (NQS)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                   15.46         1.07           .23             (.26)               --     1.04        (.88)        --     (.88)
2005                   15.69         1.06          (.16)            (.16)               --      .74        (.97)        --     (.97)
2004                   15.33         1.09           .42             (.07)             (.01)    1.43       (1.00)      (.07)   (1.07)
2003                   15.00         1.08           .30             (.07)               --     1.31        (.98)        --     (.98)
2002                   15.48         1.12          (.38)            (.09)             (.04)     .61        (.94)      (.15)   (1.09)

QUALITY INCOME (NQU)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                   15.26         1.01           .30             (.26)               --     1.05        (.82)        --     (.82)
2005                   15.54         1.02          (.22)            (.16)               --      .64        (.92)        --     (.92)
2004                   15.04         1.04           .51             (.08)               --     1.47        (.97)        --     (.97)
2003                   14.70         1.06           .34             (.07)               --     1.33        (.96)      (.03)    (.99)
2002                   15.32         1.12          (.59)            (.10)             (.03)     .40        (.93)      (.09)   (1.02)

PREMIER INCOME (NPF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                   14.90          .94           .51             (.26)               --     1.19        (.70)        --     (.70)
2005                   15.53          .94          (.39)            (.16)             (.01)     .38        (.88)      (.13)   (1.01)
2004                   15.13         1.00           .47             (.08)               --     1.39        (.99)        --     (.99)
2003                   15.23         1.06          (.01)            (.07)             (.01)     .97        (.98)      (.09)   (1.07)
2002                   15.31         1.15          (.13)            (.11)             (.01)     .90        (.96)      (.02)    (.98)

HIGH INCOME
OPPORTUNITY (NMZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                   15.36         1.21           .65             (.19)               --     1.67       (1.04)        --    (1.04)
2005                   14.87         1.22           .54             (.13)             (.01)    1.62       (1.07)      (.06)   (1.13)
2004(a)                14.33          .98           .71             (.08)               --     1.61        (.89)        --     (.89)
====================================================================================================================================
                                                                           Total Returns
                                                                      ----------------------
                               Offering                                              Based
                              Costs and      Ending                                     on
                              Preferred      Common                    Based        Common
                                  Share       Share      Ending           on     Share Net
                           Underwriting   Net Asset      Market       Market         Asset
                              Discounts       Value       Value        Value**       Value**
============================================================================================
INVESTMENT QUALITY (NQM)
--------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                               $ --      $15.71      $15.60        15.33%         8.09%
2005                                 --       15.49       14.45         1.17          3.10
2004                                 --       16.06       15.33         8.54          9.37
2003                                 --       15.65       15.10         7.78          6.88
2002                                 --       15.63       14.99         7.71          5.85

SELECT QUALITY (NQS)
--------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                                 --       15.62       15.47        10.47          6.94
2005                                 --       15.46       14.83         4.14          4.77
2004                                 --       15.69       15.19        10.19          9.64
2003                                 --       15.33       14.81         9.91          8.96
2002                                 --       15.00       14.40         5.24          4.22

QUALITY INCOME (NQU)
--------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                                 --       15.49       14.73         8.55          7.07
2005                                 --       15.26       14.34         4.78          4.15
2004                                 --       15.54       14.58         8.76         10.07
2003                                 --       15.04       14.33         9.31          9.37
2002                                 --       14.70       14.04         3.05          2.71

PREMIER INCOME (NPF)
--------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                                 --       15.39       13.65         5.93          8.20
2005                                 --       14.90       13.57         1.05          2.49
2004                                 --       15.53       14.43         4.75          9.48
2003                                 --       15.13       14.74         9.13          6.57
2002                                 --       15.23       14.52         4.57          6.19

HIGH INCOME
OPPORTUNITY (NMZ)
--------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                                .01       16.00       17.25        14.79         11.34
2005                                 --       15.36       15.99        14.35         11.20
2004(a)                            (.18)      14.87       15.04         6.49         10.38
============================================================================================
                                                              Ratios/Supplemental Data
                           -----------------------------------------------------------------------------------------------
                                                    Before Credit/                     After Credit/
                                                Reimbursement/Refund               Reimbursement/Refund***
                                           ------------------------------      ------------------------------
                                                           Ratio of Net                        Ratio of Net
                                             Ratio of        Investment          Ratio of        Investment
                                Ending       Expenses         Income to          Expenses         Income to
                                   Net     to Average           Average        to Average           Average
                                Assets     Net Assets        Net Assets        Net Assets        Net Assets
                            Applicable     Applicable        Applicable        Applicable        Applicable     Portfolio
                             to Common      to Common         to Common         to Common         to Common      Turnover
                           Shares (000)        Shares++          Shares++          Shares++          Shares++        Rate
==========================================================================================================================
INVESTMENT QUALITY (NQM)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                          $561,471           1.20%             6.79%             1.17%             6.82%           10%
2005                           553,857           1.20              6.59              1.18              6.61            22
2004                           574,164           1.20              6.78              1.20              6.79            16
2003                           559,644           1.22              7.05              1.22              7.05             5
2002                           558,604           1.21              7.48              1.21              7.49             5

SELECT QUALITY (NQS)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                           529,996           1.18              6.91              1.17              6.93             5
2005                           523,994           1.18              6.76              1.16              6.78             4
2004                           531,694           1.21              6.96              1.15              7.02             4
2003                           519,361           1.26              7.06              1.25              7.06             9
2002                           508,300           1.24              7.46              1.23              7.47            19

QUALITY INCOME (NQU)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                           839,751           1.18              6.62              1.17              6.63            11
2005                           827,077           1.18              6.57              1.17              6.57             6
2004                           842,093           1.20              6.83              1.20              6.83             6
2003                           815,270           1.21              7.12              1.21              7.13             9
2002                           796,591           1.23              7.50              1.22              7.51            32

PREMIER INCOME (NPF)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                           309,140           1.24              6.27              1.23              6.28            35
2005                           299,423           1.23              6.16              1.22              6.17            20
2004                           311,991           1.28              6.57              1.27              6.58            22
2003                           304,048           1.24              6.91              1.23              6.91            19
2002                           305,958           1.29              7.66              1.28              7.67            25

HIGH INCOME
OPPORTUNITY (NMZ)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                           372,700           1.21              7.31               .75              7.77             9
2005                           357,025           1.20              7.54               .74              8.00             6
2004(a)                        345,023           1.15*             6.75*              .70*             7.20*           52
==========================================================================================================================
                                 Preferred Shares at End of Period
                             ----------------------------------------
                               Aggregate    Liquidation
                                  Amount     and Market         Asset
                             Outstanding          Value      Coverage
                                    (000)     Per Share     Per Share
=====================================================================
INVESTMENT QUALITY (NQM)
---------------------------------------------------------------------
Year Ended 10/31:
2006                            $301,000        $25,000       $71,634
2005                             301,000         25,000        71,001
2004                             301,000         25,000        72,688
2003                             301,000         25,000        71,482
2002                             301,000         25,000        71,396

SELECT QUALITY (NQS)
---------------------------------------------------------------------
Year Ended 10/31:
2006                             279,000         25,000        72,491
2005                             279,000         25,000        71,953
2004                             279,000         25,000        72,643
2003                             279,000         25,000        71,538
2002                             279,000         25,000        70,547

QUALITY INCOME (NQU)
---------------------------------------------------------------------
Year Ended 10/31:
2006                             452,000         25,000        71,446
2005                             452,000         25,000        70,745
2004                             452,000         25,000        71,576
2003                             452,000         25,000        70,092
2002                             452,000         25,000        69,059

PREMIER INCOME (NPF)
---------------------------------------------------------------------
Year Ended 10/31:
2006                             165,000         25,000        71,839
2005                             165,000         25,000        70,367
2004                             165,000         25,000        72,271
2003                             165,000         25,000        71,068
2002                             165,000         25,000        71,357

HIGH INCOME
OPPORTUNITY (NMZ)
---------------------------------------------------------------------
Year Ended 10/31:
2006                             155,000         25,000        85,113
2005                             155,000         25,000        82,585
2004(a)                          155,000         25,000        80,649
=====================================================================

*    Annualized.

** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

*** After custodian fee credit, expense reimbursement and legal fee refund, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) For the period November 19, 2003 (commencement of operations) through October 31, 2004.


                                 See accompanying notes to financial statements.

                                  84-85 SPREAD

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                NUMBER OF PORTFOLIOS
                                                                     PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD   YEAR FIRST ELECTED   INCLUDING OTHER DIRECTORSHIPS              OVERSEEN BY
AND ADDRESS                  WITH THE FUNDS     OR APPOINTED(2)      DURING PAST 5 YEARS                        BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)   Chairman of        1994                 Chairman (since 1996) and Director of              171
3/28/49                      the Board                               Nuveen Investments, Inc., Nuveen
333 W. Wacker Drive          and Board                               Investments, LLC, Nuveen Advisory Corp.
Chicago, IL 60606            Member                                  and Nuveen Institutional Advisory
                                                                     Corp.(3); formerly, Director (1996-2006)
                                                                     of Institutional Capital Corporation;
                                                                     Chairman and Director (since 1997) of
                                                                     Nuveen Asset Management; Chairman and
                                                                     Director of Rittenhouse Asset
                                                                     Management, Inc. (since 1999); Chairman
                                                                     of Nuveen Investments Advisers Inc.
                                                                     (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner            Lead Independent   1997                 Private Investor and Management                    171
8/22/40                      Board member                            Consultant.
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown            Board member       1993                 Retired (since 1989) as Senior Vice                171
7/29/34                                                              President of The Northern Trust Company;
333 W. Wacker Drive                                                  Director (since 2002) Community Advisory
Chicago, IL 60606                                                    Board for Highland Park and Highwood,
                                                                     United Way of the North Shore; Director
                                                                     (since 2006) of the Michael Rolfe
                                                                     Pancreatic Cancer Foundation.
------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                Board member       1999                 President, The Hall-Perrine Foundation,            171
10/22/48                                                             a private philanthropic corporation
333 W. Wacker Drive                                                  (since 1996); Director and Vice
Chicago, IL 60606                                                    Chairman, United Fire Group, a publicly
                                                                     held company; Adjunct Faculty Member,
                                                                     University of Iowa; Director, Gazette
                                                                     Companies; Life Trustee of Coe College
                                                                     and Iowa College Foundation; formerly,
                                                                     Director, Alliant Energy; formerly,
                                                                     Director, Federal Reserve Bank of
                                                                     Chicago; formerly, President and Chief
                                                                     Operating Officer, SCI Financial Group,
                                                                     Inc., a regional financial services
                                                                     firm.
------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter            Board member       2004                 Dean, Tippie College of Business,                  171
3/6/48                                                               University of Iowa (since June 2006);
333 W. Wacker Drive                                                  formerly, Dean and Distinguished
Chicago, IL 60606                                                    Professor of Finance, School of Business
                                                                     at the University of Connecticut
                                                                     (2003-2006); previously, Senior Vice
                                                                     President and Director of Research at
                                                                     the Federal Reserve Bank of Chicago
                                                                     (1995-2003); Director (since 1997),
                                                                     Credit Research Center at Georgetown
                                                                     University; Director (since 2004) of
                                                                     Xerox Corporation; Director, SS&C
                                                                     Technologies, Inc. (May 2005 - October
                                                                     2005).
------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert             Board member       2005                 Retired (since 2004) as Chairman,                  169
10/28/42                                                             JPMorgan Fleming Asset Management,
333 W. Wacker Drive                                                  President and CEO, Banc One Investment
Chicago, IL 60606                                                    Advisors Corporation, and President, One
                                                                     Group Mutual Funds; prior thereto,
                                                                     Executive Vice President, Banc One
                                                                     Corporation and Chairman and CEO, Banc
                                                                     One Investment Management Group; Board
                                                                     of Regents, Luther College; member of
                                                                     the Wisconsin Bar Association; member of
                                                                     Board of Directors, Friends of Boerner
                                                                     Botanical Gardens.


                                                                                                                NUMBER OF PORTFOLIOS
                                                                     PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD   YEAR FIRST ELECTED   INCLUDING OTHER DIRECTORSHIPS              OVERSEEN BY
AND ADDRESS                  WITH THE FUNDS     OR APPOINTED(2)      DURING PAST 5 YEARS                        BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider         Board member       1997                 Chairman of Miller-Valentine Partners              171
9/24/44                                                              Ltd., a real estate investment company;
333 W. Wacker Drive                                                  formerly, Senior Partner and Chief
Chicago, IL 60606                                                    Operating Officer (retired, 2004) of
                                                                     Miller-Valentine Group; formerly, Vice
                                                                     President, Miller-Valentine Realty;
                                                                     Board Member, Chair of the Finance
                                                                     Committee and member of the Audit
                                                                     Committee of Premier Health Partners,
                                                                     the not-for-profit company of Miami
                                                                     Valley Hospital; Vice President, Dayton
                                                                     Philharmonic Orchestra Association;
                                                                     Board Member, Regional Leaders Forum,
                                                                     which promotes cooperation on economic
                                                                     development issues; Director, Dayton
                                                                     Development Coalition; formerly, Member,
                                                                     Community Advisory Board, National City
                                                                     Bank, Dayton, Ohio and Business Advisory
                                                                     Council, Cleveland Federal Reserve Bank.
------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale          Board member       1997                 Executive Director, Gaylord and Dorothy            171
12/29/47                                                             Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                                  thereto, Executive Director, Great Lakes
Chicago, IL 60606                                                    Protection Fund (from 1990 to 1994).
------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine           Board member       2005                 Senior Vice President for Business and             171
1/22/50                                                              Finance, Northwestern University (since
333 W. Wacker Drive                                                  1997); Director (since 2003), Chicago
Chicago, IL 60606                                                    Board Options Exchange; formerly,
                                                                     Director (2003-2006), National Mentor
                                                                     Holdings, a privately-held, national
                                                                     provider of home and community-based
                                                                     services; Chairman (since 1997), Board
                                                                     of Directors, Rubicon, a pure captive
                                                                     insurance company owned by Northwestern
                                                                     University; Director (since 1997),
                                                                     Evanston Chamber of Commerce and
                                                                     Evanston Inventure, a business
                                                                     development organization.

                                                                                                                NUMBER OF PORTFOLIOS
NAME, BIRTHDATE              POSITION(S) HELD   YEAR FIRST ELECTED   PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX
AND ADDRESS                  WITH THE FUNDS     OR APPOINTED(4)      DURING PAST 5 YEARS                        OVERSEEN BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman         Chief              1988                 Managing Director (since 2002),                    171
9/9/56                       Administrative                          Assistant Secretary and Associate
333 W. Wacker Drive          Officer                                 General Counsel, formerly, Vice
Chicago, IL 60606                                                    President and Assistant General Counsel,
                                                                     of Nuveen Investments, LLC; Managing
                                                                     Director (2002-2004), General Counsel
                                                                     (1998-2004) and Assistant Secretary,
                                                                     formerly, Vice President of Nuveen
                                                                     Advisory Corp. and Nuveen Institutional
                                                                     Advisory Corp.(3); Managing Director
                                                                     (since 2002) and Assistant Secretary and
                                                                     Associate General Counsel, formerly,
                                                                     Vice President (since 1997), of Nuveen
                                                                     Asset Management; Managing Director
                                                                     (since 2004) and Assistant Secretary
                                                                     (since 1994) of Nuveen Investments,
                                                                     Inc.; Assistant Secretary of NWQ
                                                                     Investment Management Company, LLC.
                                                                     (since 2002); Vice President and
                                                                     Assistant Secretary of Nuveen
                                                                     Investments Advisers Inc. (since 2002);
                                                                     Managing Director, Associate General
                                                                     Counsel and Assistant Secretary of
                                                                     Rittenhouse Asset Management, Inc.;
                                                                     Assistant Secretary of Symphony Asset
                                                                     Management LLC (since 2003),
                                                                     Tradewinds NWQ Global Investors, LLC and
                                                                     Santa Barbara Asset Management, LLC;
                                                                     (since 2006); Chartered Financial
                                                                     Analyst.


Board Members
       AND OFFICERS (continued)

                                                                                                                NUMBER OF PORTFOLIOS
NAME, BIRTHDATE              POSITION(S) HELD   YEAR FIRST ELECTED   PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX
AND ADDRESS                  WITH THE FUNDS     OR APPOINTED(4)      DURING PAST 5 YEARS                        OVERSEEN BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos           Vice President     2004                 Managing Director (since 2005), formerly           171
9/22/63                                                              Vice President (since 2002); formerly,
333 W. Wacker Drive                                                  Assistant Vice President (since 2000) of
Chicago, IL 60606                                                    Nuveen Investments, LLC; Chartered
                                                                     Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson          Vice President     2000                 Vice President (since 2002), formerly,             171
2/3/66                       and Assistant                           Assistant Vice President (since 2000) of
333 W. Wacker Drive          Secretary                               Nuveen Investments, LLC.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo            Vice President     1999                 Vice President and Treasurer of Nuveen             171
11/28/67                                                             Investments, LLC and of Nuveen
333 W. Wacker Drive                                                  Investments, Inc. (since 1999); Vice
Chicago, IL 60606                                                    President and Treasurer of Nuveen Asset
                                                                     Management (since 2002) and of Nuveen
                                                                     Investments Advisers Inc. (since 2002);
                                                                     Assistant Treasurer of NWQ Investment
                                                                     Management Company, LLC. (since 2002);
                                                                     Vice President and Treasurer of Nuveen
                                                                     Rittenhouse Asset Management, Inc.
                                                                     (since 2003); Treasurer of Symphony
                                                                     Asset Management LLC (since 2003) and
                                                                     Santa Barbara Asset Management, LLC
                                                                     (since 2006); Assistant Treasurer,
                                                                     Tradewinds NWQ Global Investors, LLC
                                                                     (since 2006); formerly, Vice President
                                                                     and Treasurer (1999-2004) of Nuveen
                                                                     Advisory Corp. and Nuveen Institutional
                                                                     Advisory Corp.(3); Chartered Financial
                                                                     Analyst.
------------------------------------------------------------------------------------------------------------------------------------
John N. Desmond              Vice President     2005                 Vice President, Director of Investment             171
8/24/61                                                              Operations, Nuveen Investments, LLC
333 W. Wacker Drive                                                  (since January 2005); formerly,
Chicago, IL 60606                                                    Director, Business Manager, Deutsche
                                                                     Asset Management (2003-2004), Director,
                                                                     Business Development and Transformation,
                                                                     Deutsche Trust Bank Japan (2002-2003);
                                                                     previously, Senior Vice President, Head
                                                                     of Investment Operations and Systems,
                                                                     Scudder Investments Japan, (2000-2002),
                                                                     Senior Vice President, Head of Plan
                                                                     Administration and Participant Services,
                                                                     Scudder Investments (1995-2002).
------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger           Vice President      1998                Vice President (since 2002), Assistant             171
9/24/64                      and Secretary                           Secretary and Assistant General Counsel
333 W. Wacker Drive                                                  (since 1998) formerly, Assistant Vice
Chicago, IL 60606                                                    President (since 1998) of Nuveen
                                                                     Investments, LLC; Vice President
                                                                     (2002-2004) and Assistant Secretary
                                                                     (1998-2004) formerly, Assistant Vice
                                                                     President of Nuveen Advisory Corp. and
                                                                     Nuveen Institutional Advisory Corp.(3);
                                                                     Vice President and Assistant Secretary
                                                                     (since 2005) of Nuveen Asset Management.
------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson            Vice President      1998                Managing Director (since 2004),                    171
10/24/45                                                             formerly, Vice President of Nuveen
333 W. Wacker Drive                                                  Investments, LLC, Managing Director
Chicago, IL 60606                                                    (2004) formerly, Vice President
                                                                     (1998-2004) of Nuveen Advisory Corp. and
                                                                     Nuveen Institutional Advisory Corp.(3);
                                                                     Managing Director (since 2005) of Nuveen
                                                                     Asset Management.
------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald        Vice President      1995                Managing Director (since 2002),                    171
3/2/64                                                               formerly, Vice President of Nuveen
333 W. Wacker Drive                                                  Investments; Managing Director
Chicago, IL 60606                                                    (1997-2004) of Nuveen Advisory Corp. and
                                                                     Nuveen Institutional Advisory Corp.(3);
                                                                     Managing Director (since 2001) of Nuveen
                                                                     Asset Management; Vice President (since
                                                                     2002) of Nuveen Investments Advisers
                                                                     Inc.; Chartered Financial Analyst.

                                                                                                                NUMBER OF PORTFOLIOS
NAME, BIRTHDATE              POSITION(S) HELD   YEAR FIRST ELECTED   PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX
AND ADDRESS                  WITH THE FUNDS     OR APPOINTED(4)      DURING PAST 5 YEARS                        OVERSEEN BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy               Vice President     1998                 Vice President (since 1993) and Funds              171
5/31/54                      and Controller                          Controller (since 1998) of Nuveen
333 W. Wacker Drive                                                  Investments, LLC; formerly, Vice
Chicago, IL 60606                                                    President and Funds Controller
                                                                     (1998-2004) of Nuveen Investments, Inc.;
                                                                     Certified Public Accountant.
------------------------------------------------------------------------------------------------------------------------------------
Walter M. Kelly              Chief              2003                 Vice President and Assistant Secretary             171
2/24/70                      Officer and                             (since 2006) formerly, Assistant Vice
333 West Wacker Drive        Vice President                          President and Assistant General Counsel
Chicago, IL 60606                                                    (since 2003) of Nuveen Investments, LLC;
                                                                     Vice President (since 2006) and
                                                                     Assistant Secretary (since 2003)
                                                                     formerly, Assistant Vice President of
                                                                     Nuveen Asset Management; previously,
                                                                     Associate (2001-2003) at the law firm of
                                                                     Vedder, Price, Kaufman & Kammholz.
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                Vice President     2000                 Vice President (since 2000) of Nuveen              171
3/22/63                                                              Investments, LLC; Certified Public
333 W. Wacker Drive                                                  Accountant.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                Vice President     2002                 Vice President of Nuveen Investments,              171
8/27/61                                                              LLC (since 1999).
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin              Vice President     1988                 Vice President, Assistant Secretary and            171
7/27/51                      and Assistant                           Assistant General Counsel of Nuveen
333 W. Wacker Drive          Secretary                               Investments, LLC; formerly, Vice
Chicago, IL 60606                                                    President and Assistant Secretary of
                                                                     Nuveen Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.(3); Vice
                                                                     President (since 2005) and Assistant
                                                                     Secretary of Nuveen Investments, Inc.;
                                                                     Vice President (since 2005) and
                                                                     Assistant Secretary (since 1997) of
                                                                     Nuveen Asset Management; Vice President
                                                                     (since 2000), Assistant Secretary and
                                                                     Assistant General Counsel (since 1998)
                                                                     of Rittenhouse Asset Management, Inc.;
                                                                     Vice President and Assistant Secretary
                                                                     of Nuveen Investments Advisers Inc.
                                                                     (since 2002); Assistant Secretary of NWQ
                                                                     Investment Management Company, LLC
                                                                     (since 2002), Symphony Asset Management
                                                                     LLC (since 2003) and Tradewinds NWQ
                                                                     Global Investors, LLC and Santa Barbara
                                                                     Asset Management, LLC (since 2006).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                    ANNUAL INVESTMENT
                    MANAGEMENT AGREEMENT
                    APPROVAL PROCESS

The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "MAY MEETING"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the "FUND ADVISER").

THE APPROVAL PROCESS

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Adviser and the performance of each Fund. To assist the Board in its evaluation of the advisory contract with the Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

      o     the nature, extent and quality of services provided by the Fund
            Adviser;

      o the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

      o the Fund's past performance, the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and to customized benchmarks;

      o the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

      o     the expenses of the Fund Adviser in providing the various services;

      o the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "PEER UNIVERSE") as well as compared to a subset of funds within the Peer Universe (the "PEER GROUP") to the respective Fund (as applicable);

      o the advisory fees the Fund Adviser assesses to other types of investment products or clients;

      o     the soft dollar practices of the Fund Adviser, if any; and

      o from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 ACT") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties; and factors to be considered by the Board in voting on advisory agreements.

At the May Meeting, the Fund Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered the advisory contract with the Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profitability of the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives and enhancements Nuveen has taken for its municipal fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of the Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. The Trustees further reviewed materials describing, among other things, the teams and personnel involved in the investment, research, risk-management and operational processes involved in managing municipal funds and their respective functions. Given the Trustees' experience with the Funds and Fund Adviser, the Trustees recognized the demonstrated history of care and depth of experience of the respective personnel in managing these Funds. In this regard, the Trustees considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as additional refinements and improvements adopted to the portfolio management processes noted below. With respect to the services provided to municipal funds, including the Funds, the Trustees noted that the Fund Adviser continues to make refinements to its portfolio management process including, among other things, the increased use of derivatives to enhance management of risk, additional analytical software for research staff and improved municipal pricing processes.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. The Fund Adviser provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (E.G., product positioning, performance benchmarking, risk management); fund administration (E.G., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (E.G., organizing board meetings and preparing related materials); compliance (E.G., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (E.G., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Funds (including a new reporting system for quarterly portfolio holdings).

In addition to the foregoing, the Trustees also noted the additional services that the Fund Adviser or its affiliates provide to closed-end funds, including, in particular, secondary market support activities. The Trustees recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of initiatives designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include providing advertising and other media relations programs, continued contact with analysts, maintaining and enhancing its website for closed-end funds, and targeted advisor communication programs. With respect to funds that utilize leverage through the issuance of preferred shares, the Trustees noted Nuveen's continued support for the preferred shares by maintaining, among other things, an in-house preferred trading desk; designating a product manager whose responsibilities include creating and disseminating product information and managing relations in connection with the preferred share auction; and maintaining systems necessary to test compliance with rating agency requirements.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement were of a high level and were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISER

The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "PERFORMANCE PEER GROUP") and portfolio level performance against customized benchmarks, as described below. In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a fund still may not adequately reflect such fund's investment objectives, strategies and portfolio duration, thereby limiting the usefulness of the comparisons of such fund's performance with that of the Performance Peer Group. With respect to state specific municipal funds, the Trustees recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The closed-end state municipal funds that do not have corresponding state-specific Performance Peer Groups are from Arizona, Connecticut, Georgia, Maryland, Massachusetts, Missouri, North Carolina, Ohio, Texas, and Virginia. Further, due to a lack of state-specific unleveraged categories, certain unleveraged state municipal funds are included in their leveraged state category (such as, the Nuveen California Select Tax-Free Income Fund, Nuveen California Municipal Value Fund, Nuveen New York Select Tax-Free Income Fund and Nuveen New York Municipal Value Fund).

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2005. The Trustees also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2005 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY

      1. FEES AND EXPENSES

      In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group

                    ANNUAL INVESTMENT MANAGEMENT
                    AGREEMENT APPROVAL PROCESS (continued)

      may be the same. Further, the Trustees recognized that in certain cases the closest Peer Universe and/or Peer Group did not adequately reflect a fund's investment objectives and strategies limiting the usefulness of comparisons. In reviewing comparisons, the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including differences in the use of leverage and insurance) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). Based on their review of the fee and expense information provided, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

      2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

      The Trustees further reviewed data comparing the advisory fees of the Fund Adviser with fees the Fund Adviser charges to other clients, including municipal managed accounts. In general, the fees charged for separate accounts are somewhat lower than the fees assessed to the Funds. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for funds as the average account size for separate accounts is notably larger than the retail accounts of funds. Given the differences in the product structures, particularly the extensive services provided to closed-end municipal funds, the Trustees believe such facts justify the different levels of fees.

      3. PROFITABILITY OF FUND ADVISER

      In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the adviser's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. Based on their review, the Trustees were satisfied that the Fund Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the applicable Fund's assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS

In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered revenues received by affiliates of the Fund Adviser for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, the Fund Adviser may from time to time receive and have access to research generally provided to institutional clients.

F. APPROVAL

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Fund Adviser's fees are reasonable in light of the services provided to each Fund, and that the renewal of the Investment Management Agreements should be approved.

               Reinvest Automatically
                      EASILY AND CONVENIENTLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                    Automatic Dividend
                         REINVESTMENT PLAN

NOTICE OF AMENDMENT TO THE TERMS AND CONDITIONS

These Funds are amending the terms and conditions of their Automatic Dividend Reinvestment Plan (the "Plan") as further described below effective with the close of business on February 1, 2007. THESE CHANGES ARE INTENDED TO ENABLE PLAN PARTICIPANTS UNDER CERTAIN CIRCUMSTANCES TO REINVEST FUND DISTRIBUTIONS AT A LOWER AGGREGATE COST THAN IS POSSIBLE UNDER THE EXISTING PLAN. Shareholders who do not wish to continue as participants under the amended Plan may withdraw from the Plan by notifying the Plan Agent prior to the effective date of the amendments. Participants should refer to their Plan document for notification instructions, or may simply call Nuveen at (800) 257-8787.

Fund shareholders who elect to participate in the Plan are able to have Fund distributions consisting of income dividends, realized capital gains and returns of capital automatically reinvested in additional Fund shares. Under the Plan's existing terms, the Plan Agent purchases Fund shares in the open market if the Fund's shares are trading at a discount to their net asset value on the payable date for the distribution. If the Fund's shares are trading at or above their net asset value on the payable date for the distribution, the Plan Agent purchases newly-issued Fund shares directly from the Fund at a price equal to the greater of the shares' net asset value or 95% of the shares' market value.

Under the Plan's amended terms, if the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value. This change will permit Plan participants under these circumstances to reinvest Fund distributions at a lower aggregate cost than is possible under the existing Plan.

                    Notes

                    Notes

                    Notes

                    Other Useful
                          INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
              For GENERATIONS


Photo of: 2 women looking at a photo album.


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $154 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.




                                   o Share prices
           Learn more              o Fund details
about Nuveen Funds at              o Daily financial news
   WWW.NUVEEN.COM/ETF              o Investor education
                                   o Interactive planning tools



                                                      Logo: NUVEEN Investments

                                                                    EAN-C-1006D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                   Nuveen Quality Income Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                   AUDIT FEES BILLED    AUDIT-RELATED FEES         TAX FEES           ALL OTHER FEES
FISCAL YEAR ENDED                     TO FUND (1)       BILLED TO FUND (2)    BILLED TO FUND (3)    BILLED TO FUND (4)
----------------------------------------------------------------------------------------------------------------------
October  31, 2006                         $ 38,044                    $ 0                $ 400          $ 2,950
----------------------------------------------------------------------------------------------------------------------
Percentage approved                             0%                     0%                   0%               0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------
October 31, 2005                          $ 35,729                    $ 0                $ 544          $ 2,750
----------------------------------------------------------------------------------------------------------------------
Percentage approved                             0%                     0%                   0%               0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                  AUDIT-RELATED FEES     TAX FEES BILLED TO        ALL OTHER FEES
                                 BILLED TO ADVISER AND        ADVISER AND         BILLED TO ADVISER
                                    AFFILIATED FUND         AFFILIATED FUND       AND AFFILIATED FUND
                                   SERVICE PROVIDERS     SERVICE PROVIDERS (1)     SERVICE PROVIDERS
-----------------------------------------------------------------------------------------------------
October  31, 2006                            $ 0                $ 2,200                  $ 0
-----------------------------------------------------------------------------------------------------
Percentage approved                           0%                     0%                   0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------
October 31, 2005                             $ 0                $ 2,200                  $ 0
-----------------------------------------------------------------------------------------------------
Percentage approved                           0%                     0%                   0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $275,000 in 2006 and $282,575 in 2005.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                               TOTAL NON-AUDIT FEES
                                                               BILLED TO ADVISER AND
                                                              AFFILIATED FUND SERVICE   TOTAL NON-AUDIT FEES
                                                               PROVIDERS (ENGAGEMENTS   BILLED TO ADVISER AND
                                                              RELATED DIRECTLY TO THE  AFFILIATED FUND SERVICE
                                      TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL   PROVIDERS (ALL OTHER
                                          BILLED TO FUND      REPORTING OF THE FUND)         ENGAGEMENTS)         TOTAL
-----------------------------------------------------------------------------------------------------------------------
October  31, 2006                             $ 3,350                $ 2,200                  $ 0               $ 5,550
October 31, 2005                              $ 3,294                $ 2,200                  $ 0               $ 5,494

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME               FUND
Thomas Spalding    Nuveen Quality Income Municipal Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                       NUMBER OF
PORTFOLIO MANAGER  TYPE OF ACCOUNT MANAGED             ACCOUNTS   ASSETS
--------------------------------------------------------------------------------
Thomas Spalding    Registered Investment Company       11         $8.746 billion
                   Other Pooled Investment Vehicles     0         $0.00
                   Other Accounts                       5         $10 million

* Assets are as of October 31, 2006. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of October 31, 2006, the S&P/Investortools Municipal Bond index was comprised of 48,513 securities with an aggregate current market value of $ 923,532 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the October 31, 2006, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                          DOLLAR
                                                                                                          RANGE OF
                                                                                            DOLLAR        EQUITY
                                                                                            RANGE OF      SECURITIES
                                                                                            EQUITY        BENEFICIALLY
                                                                                            SECURITIES    OWNED IN
                                                                                            BENEFICIALLY  THE
                                                                                            OWNED IN      REMAINDER
                                                                                            FUND          OF NUVEEN
                                                                                                          FUNDS
                                                                                                          MANAGED BY
                                                                                                          NAM'S
                                                                                                          MUNICIPAL
NAME OF PORTFOLIO                                                                                         INVESTMENT
MANAGER                   FUND                                                                            TEAM
-----------------------------------------------------------------------------------------------------------------------
Thomas Spalding           Nuveen Quality Income Municipal Fund, Inc.                        $0            $100,001 -
                                                                                                          $250,000
-----------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER BIO:

Thomas Spalding, CFA is Vice President and Senior Investment Officer of Nuveen Investments. He has direct investment responsibility for the National Long Term funds. He joined Nuveen in 1976 as assistant portfolio manager and has been the portfolio manager of the Nuveen Municipal Value Fund, Nuveen's first closed-end exchange traded fund, since its inception in 1987. He received his undergraduate degree and MBA from the University of Michigan and attained the CFA designation in 1979. Currently, he manages investments for 12 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Quality Income Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: January 5, 2007
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 5, 2007
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By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 5, 2007
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* Print the name and title of each signing officer under his or her signature.